REGISTRATION NO. 333-_____
===============================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
|_| PRE-EFFECTIVE AMENDMENT NO. __     |_| POST-EFFECTIVE AMENDMENT NO. __

                        (CHECK APPROPRIATE BOX OR BOXES)

                       DREYFUS PREMIER MUNICIPAL BOND FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                 (212) 922-6000
                        (AREA CODE AND TELEPHONE NUMBER)


                    200 PARK AVENUE, NEW YORK, NEW YORK 10166
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES: NUMBER,
                         STREET, CITY, STATE, ZIP CODE)

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              MARK N. JACOBS, ESQ.
                           C/O THE DREYFUS CORPORATION
                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

                                    COPY TO:

                             STUART H. COLEMAN, ESQ.
                          STROOCK & STROOCK & LAVAN LLP
                                 180 MAIDEN LANE
                          NEW YORK, NEW YORK 10038-4982

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement is declared effective.

     Registrant is registering shares of beneficial interest, par value $.001 per share. No filing fee is required because Registrant previously registered an indefinite number of shares on Form N-1A (Registration Nos. 33-7496, 811-4764) pursuant to Rule 24f-2 under the Investment Company Act of 1940.

     It is proposed that this filing will become effective on March 30, 1998 pursuant to Rule 488.

                       DREYFUS PREMIER MUNICIPAL BOND FUND

                                    Form N-14

                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.                                    PROSPECTUS/PROXY
                                                      STATEMENT CAPTION
PART A

Item 1.     Beginning of Registration
            Statement and Outside Front               Cover Page
            Cover Page of Prospectus

Item 2.     Beginning and Outside Back Cover
            Page of Prospectus                        Cover Page

Item 3.     Synopsis Information and Risk Factors     Summary

Item 4.     Information About the Transaction         Letter to Stockholders;
                                                      Summary; Reasons for
                                                      the Exchange;
                                                      Information About the
                                                      Exchange

Item 5.     Information About the Registrant          Letter to Stockholders;
                                                      Information About Each
                                                      Fund

Item 6.     Information About the Company
            Being Acquired                            Letter to Stockholders;
                                                      Information About Each
                                                      Fund

Item 7.     Voting Information                        Letter to Stockholders;
                                                      Voting Information

Item 8.     Interest of Certain Persons and Experts   Not Applicable

Item 9.     Additional Information Required
            for Reoffering by Persons                 Not Applicable
            Deemed to be Underwriters

                                                     Statement of Additional
                                                     Information Caption
PART B

Item 10.    Cover Page                               Statement of Additional
                                                     Information Cover Page

Item 11.    Table of Contents                        Not Applicable

Item 12.    Additional Information about
            the Registrant                           Statement of Additional
                                                     Information of Dreyfus
                                                     Premier Municipal Bond
                                                     Fund dated September 1,
                                                     1997(1)

Item 13.    Additional Information about the
            Company being Acquired                   Statement of Additional
                                                     Information of Dreyfus
                                                     Premier Insured
                                                     Municipal Bond Fund
                                                     dated December 1, 1997(2)

Item 14.    Financial Statements                     Statement of Additional
                                                     Information of Dreyfus
                                                     Premier Municipal Bond
                                                     Fund dated September 1,
                                                     1997(1)

PART C

Item 15.    Indemnification

Item 16.    Exhibits

Item 17.    Undertakings

----------------
1 Incorporated herein by reference to the Registration Statement of the Registrant on Form N-1A dated September 1, 1997 (File No. 33-7496).

2 Incorporated herein by reference to the Registration Statement of Dreyfus Premier Insured Municipal Bond Fund on Form N-1A dated December 1, 1997 (File No. 33-61738).

                   DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166

Dear Shareholder:

     As a shareholder of Dreyfus Premier Insured Municipal Bond Fund (the "Fund"), you are entitled to vote on the proposal described below and in the enclosed materials.

     The Fund has been unable to attract sufficient assets under management to operate efficiently without expense subsidization by The Dreyfus Corporation. Accordingly, management of the Fund has determined that it would be in the best interest of the Fund and its shareholders if the Fund were to exchange its assets (subject to liabilities) for shares of another fund advised by The Dreyfus Corporation that has the same investment objective and substantially similar management policies, but which does not invest primarily in insured Municipal Obligations.

     The fund selected for this purpose is Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund"). The Fund would exchange (the "Exchange") all of its assets, subject to liabilities, for shares of the Acquiring Fund (collectively, the "Acquiring Fund Shares"). Promptly thereafter, the Fund would distribute pro rata the Acquiring Fund Shares received in the Exchange to its shareholders in complete liquidation of the Fund. Thus, each shareholder will receive for his or her Class A, Class B or Class C shares of the Fund a number of corresponding Class A, Class B or Class C Acquiring Fund Shares equal to the value of such Fund shares as of the date of the Exchange. No sales charge or contingent deferred sales charge will be imposed at the time of the Exchange. The Exchange will not result in the imposition of Federal income tax on you. Shareholders who do not wish to participate in the Exchange may redeem their shares prior to the Exchange. Any contingent deferred sales charge applicable upon redemption of such shares will be waived and any sales load deducted at the time of purchase of such shares on or after ____________, 199_ will be reimbursed to the relevant shareholders by The Dreyfus Corporation.

     Further information about the transaction is contained in the enclosed materials. Please take the time to review carefully the enclosed materials and then vote by completing, dating, signing and returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

     THE FUND'S BOARD MEMBERS RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED TRANSACTION. IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN MAY __, 1998.

                   If you have any questions after considering the enclosed materials, please contact your Service Agent or call toll-free 1-800-554-4611.

                               Sincerely,

                               Marie E. Connolly,
                               President, DREYFUS PREMIER INSURED
                               MUNICIPAL BOND FUND

April 1, 1998

Preliminary Copy

                   DREYFUS PREMIER INSURED MUNICIPAL BOND FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

     A Special Meeting of Shareholders of Dreyfus Premier Insured Municipal Bond Fund (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Tuesday, June 2, 1998 at 10:00 a.m. for the following purposes:

     1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the Fund's assets to Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund") solely in exchange (the "Exchange") for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Fund will distribute the Class A, Class B and Class C shares of the Acquiring Fund received in the Exchange to its Class A, Class B and Class C shareholders, respectively, in an amount equal in net asset value to shares of the Fund held by such shareholders as of the date of the Exchange, after which the Fund will be terminated; and

     2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Shareholders of record at the close of business on March 24, 1998, will be entitled to receive notice of and to vote at the meeting.

                                      By Order of the Board of Trustees

                                      ___________________,
                                      Secretary

New York, New York
April 1, 1998

=============================================================================
WE NEED YOUR PROXY VOTE IMMEDIATELY

     A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

==============================================================================

PRELIMINARY COPY;                                               _______, 1998
SUBJECT TO COMPLETION,
DATED FEBRUARY 27, 1998

                            TRANSFER OF THE ASSETS OF

                   DREYFUS PREMIER INSURED MUNICIPAL BOND FUND

                        TO AND IN EXCHANGE FOR SHARES OF

                       DREYFUS PREMIER MUNICIPAL BOND FUND

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON TUESDAY, JUNE 2, 1998

     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Premier Insured Municipal Bond Fund (the "Acquired Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Acquired Fund to be held on Tuesday, June 2, 1998 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on March 24, 1998 (each, a "Shareholder" and, collectively, the "Shareholders") are entitled to receive notice of and to vote at the Meeting.

     It is proposed that the Acquired Fund transfer all of its assets, subject to liabilities, to Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund" and, together with the Acquired Fund, the "Funds") in exchange (the "Exchange") for Acquiring Fund Shares, all as more fully described herein. Upon completion of the Exchange, Acquiring Fund Shares received by the Acquired Fund will be distributed to Acquired Fund Shareholders, with each Acquired Fund Shareholder receiving a pro rata distribution of Acquiring Fund Shares (or fractions thereof) for Acquired Fund Shares held prior to the Exchange. Thus, it is contemplated that each holder of Class A, Class B or Class C shares of the Acquired Fund will receive for the Shareholder's Acquired Fund Shares a number of the corresponding class of Acquiring Fund Shares (or fractions thereof) equal in value to the aggregate net asset value of such Acquired Fund Shares as of the date of the Exchange.

                       ----------------------------------

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Shareholders should know before voting on the Proposal or receiving Acquiring Fund Shares.

     A Statement of Additional Information dated ________, 1998, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Acquiring Fund and the Acquired Fund. For a free copy of the Statement of Additional Information, write to the Acquiring Fund at its principal executive offices located at 200 Park Avenue, New York, New York 10166, or call 1-800-554-4611.

                     ---------------------------------------

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                      -------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       ---------------------------------

     Each Fund is an open-end management investment company with the same investment adviser, distributor and investment objective. Both Funds also have substantially similar management policies and invest primarily in Municipal Obligations (as defined below), but the Acquired Fund invests primarily in Municipal Obligations that are insured as to the timely payment of principal and interest by recognized insurers of Municipal Obligations. The substantive differences between the Acquired Fund and the Acquiring Fund are set forth herein.

     The Acquiring Fund Prospectus dated September 1, 1997, Annual Report for the fiscal year ended April 30, 1997 and Semi-Annual Report for the six months ended October 31, 1997, accompany this Prospectus/Proxy Statement. For free copies of the Acquired Fund Prospectus dated December 1, 1997, Annual Report for the fiscal year ended July 31, 1997 and Semi-Annual Report for the six months ended January 31, 1998, write to the Acquired Fund at its principal executive offices, located at 200 Park Avenue, New York, New York 10166, or call 1-800-554-4611.

     Shareholders are entitled to one vote for each Acquired Fund Share held and fractional votes for each fractional Acquired Fund Share held. Class A, Class B and Class C Shareholders will vote together on the Proposal. Acquired Fund Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Acquired Fund, which must indicate the Shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any Shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of February 20, 1998, 1,300,389.603 Acquired Fund Shares were issued and outstanding.

     Proxy materials will be mailed to shareholders of record on or about April 1, 1998.

                                TABLE OF CONTENTS
                                                                      PAGE

Summary.................................................................
Reasons for the Exchange................................................
Information about the Exchange..........................................
Information about each Fund.............................................
Voting Information......................................................
Financial Statements and Experts........................................
Other Matters...........................................................
Notice to Banks, Broker/Dealers and
  Voting Trustees and Their Nominees....................................
Appendix A:  Form of Agreement and
  Plan of Reorganization................................................  A-1

          APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION
         PROVIDING FOR THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND

                                     SUMMARY

     This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquired Fund Prospectus, the Acquiring Fund Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A.

     PROPOSED TRANSACTION. The Acquired Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (the "Plan"). The Plan provides that, subject to the requisite approval of Acquired Fund Shareholders, the Acquired Fund transfer to the Acquiring Fund all of its assets (subject to liabilities) in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of Acquired Fund Shares. The Acquired Fund will distribute such Acquiring Fund Shares among its Shareholders. Each Class A, Class B and Class C Shareholder of the Acquired Fund will receive Acquiring Fund Class A, Class B and Class C Shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the Shareholder's Acquired Fund Shares as of the date of the Exchange. Thereafter, the Acquired Fund will be terminated.

     As a result of the Exchange, each Shareholder will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund as of the close of business on the closing date of the Exchange. No sales charge or contingent deferred sales charge ("CDSC") will be imposed on the Acquiring Fund Shares received at the time of the Exchange. Class B or Class C Acquiring Fund Shares will be subject on redemption to any applicable CDSC which will be calculated from the date of the initial purchase of the Shareholder's corresponding Acquired Fund Shares.

     The Acquired Fund's Board has concluded unanimously that the Exchange would be in the best interests of Shareholders of the Acquired Fund and the interests of existing Shareholders of the Acquired Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

     TAX CONSEQUENCES. The Exchange is designed to qualify for Federal income tax purposes as a tax-free reorganization. As a condition to the closing of the Exchange, each Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by Acquired Fund Shareholders for Federal income tax purposes as a result of the Exchange,
(b) the holding period and aggregate tax basis of Acquiring Fund Shares received by an Acquired Fund Shareholder will be the same as the holding period and aggregate tax basis of the Shareholder's Acquired Fund Shares, and (c) the holding period and tax basis of the Acquired Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Acquired Fund immediately prior to the Exchange. See "Information about the Exchange--Tax Consequences."

     COMPARISON OF THE FUNDS. The following discussion is a summary of certain parts of each Fund's Prospectus. Information contained herein is qualified by the more complete information set forth in the Funds' Prospectuses, which are incorporated herein by reference.

     GENERAL. Each Fund is an open-end, management investment company advised by The Dreyfus Corporation ("Dreyfus"). Each Fund seeks to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital.

     Each Fund invests primarily in debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is exempt from Federal income tax ("Municipal Obligations"). The Acquired Fund invests primarily in Municipal Obligations insured as to the timely payment of principal and interest under insurance policies (i) purchased by the Acquired Fund or by a previous owner of the Municipal Obligation or (ii) obtained by the issuer or underwriter of the Municipal Obligation. See "Description of the Fund--Insurance Feature" in the Acquired Fund Prospectus for a discussion of Municipal Obligation insurance. The Acquiring Fund may, but is not required by its management policies to, purchase insured Municipal Obligations. See "Risk Factors" below.

     The Municipal Obligations in which the Acquired Fund invests consist only of those considered investment grade by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa), Standard & Poor's Ratings Group ("S&P") (AAA, AA, A and BBB) or Fitch IBCA, Inc. ("Fitch") (AAA, AA, A and BBB) in the case of bonds, and in the two highest rating categories of Moody's, S&P or Fitch in the case of short-term obligations, or determined to be of comparable quality by Dreyfus.

     At least 70% of the Acquiring Fund's net assets must consist of Municipal Obligations which, in the case of bonds, are rated no lower than investment grade by Moody's, S&P or Fitch. The Acquiring Fund may invest up to 30% of its net assets in Municipal Obligations, which in the case of bonds, are rated lower than investment grade and as low as the lowest rating assigned by Moody's, S&P or Fitch. The Acquiring Fund may invest in short-term Municipal Obligations which are rated in the two highest rating categories by Moody's, S&P or Fitch. Investments rated below investment grade by Moody's, S&P and Fitch ordinarily provide higher yields but involve greater risk because of their speculative characteristics. See "Risk Factors" below.

     Each Fund may invest on a temporary basis (but not to exceed 20% of its net assets) or for temporary defensive purposes, in taxable short-term investments ("Taxable Investments"), such as obligations of the U.S. Government, its agencies or instrumentalities, commercial paper, certificates of deposit, time deposits, bankers' acceptances and other short-term bank obligations and repurchase agreements.

     Each Fund may engage in various investment techniques, such as options and futures transactions, lending portfolio securities and short-selling, which may give rise to taxable income.

     For a more complete discussion of the either Fund's management policies, see "Description of the Fund" in that Fund's Prospectus.

     Each Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.

     INVESTMENT RESTRICTIONS. The 1940 Act requires that certain investment policies and restrictions be designated as fundamental policies that cannot be changed without shareholder approval. One such fundamental policy is a fund's classification as either a diversified or non-diversified investment company. The Acquired Fund is a NON-DIVERSIFIED investment company, meaning that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The Acquiring Fund is a DIVERSIFIED investment company that may not invest more than 5% of the value of its total assets in the obligations of a single issuer, except that up to 25% of the value of the Acquiring Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     The Acquired Fund has adopted as a fundamental policy a restriction on issuing any senior security; such restriction also applies to the Acquiring Fund pursuant to the provisions of the 1940 Act.

     In addition, the Acquiring Fund has adopted as fundamental policies restrictions generally prohibiting the Acquiring Fund from (i) purchasing securities other than Municipal Obligations and Taxable Investments, (ii) purchasing securities on margin, (iii) investing in securities of other investment companies, and (iv) investing in companies for the purpose of exercising control. The Acquired Fund has adopted substantially similar investment restrictions as non-fundamental policies which may be changed by vote of a majority of the Acquired Fund's Board members at any time.

     In all other respects, the fundamental policies and investment restrictions of the Funds are substantially similar.

     INITIAL SALES CHARGE ON CLASS A SHARES. The schedule of the initial sales charge imposed on each Fund's Class A shares is identical. In addition, each Fund's Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase are subject to the same CDSC. See "How To Buy Shares--Class A Shares" in the relevant Fund Prospectus for a discussion of the initial sales charge.

     CONTINGENT DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES. The schedule of the CDSC imposed at the time of redemption on each Fund's Class B shares is identical. The CDSC imposed on any redemption of each Fund's Class C Shares within one year after purchase also is identical. See "How to Redeem Shares--Contingent Deferred Sales Charge" in the relevant Fund Prospectus for a discussion of the CDSC imposed on Class B and Class C shares.

     FEES AND EXPENSES. The following information concerning fees and expenses of each Fund is derived from information set forth under the caption "Fee Table" in the relevant Fund Prospectus. Annual Fund Operating Expenses set forth below are for the fiscal year ended July 31, 1997 for the Acquired Fund and April 30, 1997 for the Acquiring Fund. The "Pro Forma After Exchange" information is based on assets of each Fund as of _______________, 199_.


ANNUAL FUND OPERATING
EXPENSES (as a percentage of average daily net assets):
                                                                                                   Pro Forma
                                                                                                     After
                                                                                                   Exchange
                                             Acquired                   Acquiring                  Acquiring
                                               Fund                        Fund                       Fund
                                             CLASS A                     CLASS A                    CLASS A
Management Fees                                .55%                        .55%                       .55%
12b-1 Fees                                     None                        None                      None%
Other Expenses                                  83%                        .36%                       .36%
Total Fund Operating Expenses                 1.38%                        .91%                       .91%

                                                                                                  Pro Forma
                                                                                                    After
                                                                                                  Exchange
                                             Acquired                   Acquiring                  Acquiring
                                               Fund                        Fund                       Fund
                                             CLASS B                     CLASS B                    CLASS B
Management Fees                                .55%                         .55%                        .55%
12b-1 Fees                                     .50%                         .50%                        .50%
Other Expenses                                 .84%                         .38%                        .38%
Total Fund Operating Expenses                 1.89%                        1.43%                       1.43%

                                                                                                    Pro Forma
                                                                                                      After
                                                                                                    Exchange
                                              Acquired                   Acquiring                  Acquiring
                                                Fund                        Fund                      Fund
                                              CLASS C                     CLASS C                    CLASS C
Management Fees                                 .55%                         .55%                        .55%
12b-1 Fees                                      .75%                         .75%                        .75%
Other Expenses                                  .81%                         .34%                        .34%
Total Fund Operating Expenses                  2.11%                        1.64%                       1.64%


     The expense information in the foregoing table for the Acquired Fund does not reflect the reimbursement of certain expenses by The Dreyfus Corporation. Total Fund Operating Expenses for the Acquired Fund, after reimbursement, were 1.24% for Class A, 1.75% for Class B and 2.00% for Class C.

EXAMPLE

     An investor would pay the following expenses(a) on a $1,000 investment, assuming (1) 5% annual return and (2) except where noted, redemption at the end of each time period:

                                                                                   Pro Forma
                                                                                   After
                                                                                   Exchange
                    Acquired                     Acquiring                         Acquiring
                    Fund                         Fund                              Fund
                    CLASS A                      CLASS A                           CLASS A
1 Year               $ 58                         $ 54                             $ 54
3 Years              $ 87                         $ 73                             $ 73
5 Years              $117                         $ 93                             $ 93
10 Years             $203                         $152                             $152

                                                                                 Pro Forma
                                                                                  After
                                                                                  Exchange
                     Acquired                      Acquiring                      Acquiring
                     Fund                           Fund                          Fund
                     CLASS B                        CLASS B                       CLASS B
1 Year              $ 59/$19*                      $ 55/$15*                      $ 55/$15*
3 Years             $ 89/$59*                      $ 75/$45*                      $ 75/$45*
5 Years             $122/$102*                     $ 98/$78*                      $ 98/$78*
10 Years            $196**                         $144**                         $144**

                                                                                 Pro Forma
                                                                                 After
                                                                                 Exchange
                     Acquired                      Acquiring                     Acquiring
                     Fund                           Fund                         Fund
                     CLASS C                        CLASS C                      CLASS C
1 Year              $ 31/$21*                     $ 27/$17*                         $ 27/$17*
3 Years             $ 66                          $ 52                              $ 52
5 Years             $133                          $ 89                              $ 89
10 Years            $244                          $194                              $194

-------------

(a) The amounts listed in the examples reflect the maximum chargeable sales charges or contingent deferred sales charges, as applicable.
*        Assuming no redemption of shares.
** Ten year figure assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS
REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

     DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN. Each Fund's Class B Shares and Class C Shares are subject to an identical Rule 12b-1 Plan, and each Fund's Class A Shares, Class B Shares and Class C Shares are subject to an identical Shareholder Services Plan. See "Distribution Plan and Shareholder Services Plan" in the relevant Prospectus for a discussion of the Plans.

     PRIMARY PORTFOLIO MANAGERS. The primary portfolio manager for the Acquired Fund is Joseph P. Darcy. Mr. Darcy has held that position since October 1996, and has been employed by Dreyfus since May 1994. For more than five years prior to joining Dreyfus, Mr. Darcy was a Vice President and Portfolio Manager for Merrill Lynch Asset Management. The primary portfolio manager for the Acquiring Fund is Samuel J. Weinstock. Mr. Weinstock has held that position since August 1987 and has been employed by Dreyfus since March 1987.

     CAPITALIZATION. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each Fund has classified its shares into three classes--Class A, Class B and Class C. The following table sets forth as of December 31, 1997 (1) the capitalization of each class of the Acquired Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of the Acquiring Fund's shares, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                                                         Pro Forma
                                       Acquired                         Acquiring                        After Exchange
                                       Fund                             Fund                             Acquiring Fund
                                       CLASS A                          CLASS A                          CLASS A
Total net assets....................   $ 7,738,071                      $ 448,576,057                    $ 456,314,128
Net asset value per share...........   $    13.64                       $      14.77                     $       14.77
Shares outstanding..................      567,450                          30,369,392                       30,893,297

                                                                                                         Pro Forma
                                       Acquired                         Acquiring                        After Exchange
                                       Fund                             Fund                             Acquiring Fund
                                       CLASS B                          CLASS B                          CLASS B
Total net assets....................   $ 9,938,055                      $ 118,443,847                    $ 128,381,902
Net asset value per share...........   $     13.64                      $       14.77                    $       14.77
Shares outstanding..................       728,578                          8,016,970                        8,689,824

                                                                                                         Pro Forma
                                                                                                         After
                                                                                                         Exchange
                                       Acquired                        Acquiring                         Acquiring
                                       Fund                            Fund                              Fund
                                       CLASS C                         CLASS C                           CLASS C
Total net assets....................   $ 1,094                         $ 2,353,806                       $ 2,354,900
Net asset value per share...........   $ 13.64                         $     14.79                       $     14.79
Shares outstanding..................        80                             159,149                           159,223


     As of February 20, 1998, there were 30,738,193.263 Class A shares, 8,141,595.116 Class B shares and 163,771.541 Class C shares of the Acquiring Fund outstanding at a net asset value per share of $14.92, $14.92 and $14.94, respectively. As of such date, there were 579,215.081 Class A shares, 720,336.634 Class B shares and 837.888 Class C shares of the Acquired Fund outstanding at a net asset value per share of $13.73, $13.74 and $13.74, respectively. For information as to beneficial or record ownership of shares of the Acquired Fund and Acquiring Fund, see "Voting Information."

     PURCHASE PROCEDURES. The purchase procedures of each Fund are identical. See "How to Buy Shares" in the relevant Fund Prospectus for a discussion of purchase procedures.

     REDEMPTION PROCEDURES. The redemption procedures of each Fund are identical. See "How to Redeem Shares" in the relevant Fund Prospectus for a discussion of redemption procedures.

     DISTRIBUTIONS. The dividend and distributions policies of each Fund are identical. See "Dividends, Distributions and Taxes" in the relevant Fund Prospectus for a discussion of such policies.

     SHAREHOLDER SERVICES. The shareholder services offered by each Fund are identical. See "Shareholder Services" in the relevant Fund Prospectus for a description of shareholder services.

     RISK FACTORS. The Acquired Fund invests primarily in insured Municipal Obligations, whereas the Acquiring Fund does not. Because the Acquiring Fund does not invest primarily in insured Municipal Obligations, the Acquiring Fund's portfolio securities are exposed to a greater extent to the risk of loss if a Municipal Obligation held by the Acquiring Fund defaults. An insurance feature on a Municipal Obligation is designed to reduce the financial risk of the investment. If a Municipal Obligation held by the Acquired Fund defaults, the Acquired Fund, if it continues to pay the insurance premium, is entitled to collect interest payments and the full amount of principal from the insurer when such payments come due. Some types of insurance purchased for a Municipal Obligation increase the market value and marketability of the Municipal Obligation. However, the cost of insurance and the restrictions on investments imposed by the guidelines in insurance policies result in a reduction in the yield on such Municipal Obligations.

     The Acquired Fund invests only in Municipal Obligations rated investment grade by Moody's, S&P or Fitch. The Acquiring Fund, however, may invest up to 30% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities, such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by Moody's, S&P or Fitch. These bonds generally are considered by Moody's, S&P and Fitch to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The market price and yield of these bonds are more volatile than those of higher rated bonds. Factors adversely affecting the market price and yield of these securities will adversely affect the Acquiring Fund's net asset value. In addition, the retail secondary market for these bonds may be less liquid than that of higher rated bonds; adverse market conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund's net asset value. For the fiscal year ended July 31, 1997 for the Acquired Fund and April 30, 1997 for the Acquiring Fund, each Fund's average distribution of investments (at value) in Municipal Obligations by ratings, computed on a monthly basis, was as follows:

                                                      PERCENTAGE OF VALUE
FITCH       MOODY'S            S&P                    -------------------
-----       ------             ---            ACQUIRING FUND      ACQUIRED FUND
                                              --------------      -------------
AAA         Aaa                AAA              17.6%                 97.1%
A           A                  A                10.3                   --
BBB         Baa                BBB              36.3                   --
BB          Ba                 BB               11.7                   --
B           B                  B                  .1                   --
F-1         VMIG1, MIG1, P-1   SP-1, A-1         1.0                   2.9%
Not Rated   Not Rated          Not Rated        23.0*                   --
                                               ------                 -----
                                               100.0%                100.0%
                                               ======                ======

----------------------
* Included in the Not Rated category are securities comprising 23.0% of the Acquiring Fund's market value which, while not rated, have been determined by The Dreyfus Corporation to be of comparable quality to securities in the following rating categories: AAA/Aaa (.1%); A/A (3.2%); Baa/BBB (12.9%); and Ba/BB (6.8%).


     In all other material respects, the investment risks of each Fund are substantially the same.

     Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Funds, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Each Fund's net asset value generally will not be stable and should fluctuate based upon changes in the value of the Fund's portfolio securities.

     Certain municipal lease/purchase obligations in which each Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult.

     Each Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives each Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio.

     Investment decisions for each Fund are made independently from those of other investment companies advised by Dreyfus. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by the Fund.

     See "Description of the Fund--Investment Considerations and Risks" in the relevant Fund Prospectus for a further description of investment risks.

                            REASONS FOR THE EXCHANGES

     The Board of Trustees of each Fund has concluded that the Exchange is in the best interests of their respective shareholders. Each Board believes that the Exchange will permit shareholders to pursue substantially similar investment goals in a larger fund without diluting shareholders' interests. The Acquired Fund has been unable to attract sufficient assets to operate efficiently without expense subsidization. As of __________, 1998, the Acquired Fund had assets under management of approximately $_______________. The expense ratio of the Acquiring Fund is lower than that of the Acquired Fund. By combining the Acquired Fund with the Acquiring Fund, Acquired Fund Shareholders should obtain the benefits of economies of scale.

     In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of each Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by each Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (3) expense ratios and published information regarding the fees and expenses of each Fund, as well as the expense ratios of similar funds and the estimated expense ratio of the combined Funds; (4) the tax consequences of the Exchange; and (5) the estimated costs incurred by each Fund as a result of the Exchange. In addition, the Acquired Fund's Board considered the Acquired Fund's inability to attract sufficient assets to operate efficiently without expense subsidization.

                         INFORMATION ABOUT THE EXCHANGE

     PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Appendix A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for Acquiring Fund Shares, and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities on _______, 1998 or such later date as may be agreed upon by the parties (the "Closing Date"). The number and Class of Acquiring Fund Shares to be issued to the Acquired Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the respective Class of shares of each Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time) (except for options and futures contracts, if any, which will be valued 15 minutes after the close of trading) on the Closing Date (the "Valuation Time"). Portfolio securities of each Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "How to Buy Shares" in the Acquiring Fund Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund Statement of Additional Information.

     Prior to the Closing Date, the Acquired Fund will declare a dividend or other distribution which, together with all previous dividends and other distributions, will have the effect of distributing to Acquired Fund Shareholders all of the Acquired Fund's previously undistributed investment company taxable income (computed without regard to any deduction for dividends paid), its net exempt interest income, and its net capital gain realized (after reduction for any capital loss carryforward), if any, for all taxable years ending on or prior to, and for its current taxable year through, the Closing Date.

     As conveniently as practicable after the Closing Date, the Acquired Fund will distribute pro rata to its Class A, Class B and Class C shareholders of record as of the Valuation Time, in liquidation of the Acquired Fund, the Acquiring Fund Class A, Class B and Class C Shares, respectively, received by it in the Exchange. Such distribution will be accomplished by establishing an account on the share records of the Acquiring Fund in the name of each Acquired Fund Shareholder, each account representing the respective pro rata number of Acquiring Fund Shares due to each Acquired Fund Shareholder. After such distribution and the winding up of its affairs, the Acquired Fund will be terminated. After the Closing Date, any outstanding certificates representing Acquired Fund Shares will represent the Acquiring Fund Shares distributed to the record holders of the Acquired Fund. Upon presentation to the transfer agent of the Acquiring Fund, Acquired Fund Share certificates will be exchanged for Acquiring Fund Share certificates, at the applicable exchange rate. Certificates for Acquiring Fund Shares will be issued only upon the investor's written request.

     The Plan may be amended at any time prior to the Exchange. The Acquired Fund will provide its Shareholders with information describing any material amendment to the Plan prior to Acquired Fund Shareholder consideration. The obligations of each Fund under the Plan are subject to various conditions, including approval by the requisite number of Acquired Fund Shares and the continuing accuracy of various representations and warranties of each Fund being confirmed by the respective parties.

     The total expenses of the Exchange are expected to be approximately $61,869, and will be borne pro rata according to the aggregate net assets of each Fund.

     If the Exchange is not approved by Shareholders of the Acquired Fund, the Acquired Fund's Board will consider other appropriate courses of action, including liquidating the Acquired Fund.

     TEMPORARY SUSPENSION OF CERTAIN OF THE ACQUIRED FUND'S INVESTMENT RESTRICTIONS. Since certain of the Acquired Fund's existing investment restrictions could preclude the Acquired Fund from consummating the Exchange in the manner contemplated in the Plan, Acquired Fund Shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Acquired Fund's ability to (i) purchase securities other than Municipal Obligations and Taxable Investments and (ii) invest more than 25% of its total assets in the securities of issuers in any single industry, as set forth in the Acquired Fund Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Acquired Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Acquired Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

     FEDERAL INCOME TAX CONSEQUENCES. The exchange of the Acquired Fund's assets for Acquiring Fund Shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Exchange, each Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to each Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes:
(1) the transfer of all of the Acquired Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C); (2) no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares; (3) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund's assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities; (4) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of Acquired Fund Shares for Acquiring Fund Shares pursuant to the Plan; (5) the aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Acquired Fund Shares held by such Shareholder immediately prior to the Exchange, and the Shareholder's holding period for those Acquiring Fund Shares will include the period the Acquired Fund Shares surrendered in exchange therefor were held by such Shareholder (provided the Acquired Fund Shares were held as capital assets on the date of the Exchange); and (6) the tax basis of the Acquired Fund assets transferred to the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Exchange, and the holding period of Acquired Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

     NEITHER FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Acquired Fund Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Acquired Fund Shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

     The Acquired Fund's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Acquired Fund's best interests and (ii) the interests of Acquired Fund Shareholders will not be diluted as a result of the Exchange. Pursuant to the Acquired Fund's charter documents, an affirmative vote of the holders of a majority of the Acquired Fund's Shares is required to approve the Plan and the Exchange.

               THE BOARD OF THE ACQUIRED FUND, INCLUDING THE "NON-
            INTERESTED" BOARD MEMBERS, RECOMMENDS THAT ACQUIRED FUND
         SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.

                     ADDITIONAL INFORMATION ABOUT EACH FUND

     Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus and Statement of Additional Information, each dated September 1, 1997, forming a part of its Registration Statement on Form N-1A (File No. 33-7496).

     Information about the Acquired Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquired Fund Prospectus and Statement of Additional Information, each dated December 1, 1997, forming a part of its Registration Statement on Form N-1A (File No. 33-61738).

     Each Fund is subject to the requirements of the 1940 Act, and files reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by each Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

     In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Acquired Fund may pay persons holding its Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Shareholders requiring further information with respect to telephonic or electronically transmitted voting instructions or the proxy generally should contact _________ toll free at ___________________. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitted to the Acquired Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Acquired Fund Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Acquired Fund Shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Acquired Fund by the presence in person or by proxy of the holders of more than 30% of the outstanding Acquired Fund Shares entitled to vote at the Meeting.

     The votes of Acquiring Fund Shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

     As of February 20, 1998, the following Shareholders were known by the Acquired Fund to own of record 5% or more of the outstanding voting shares of the indicated Class of the Acquired Fund:


                                                 ACQUIRED FUND
                                                             PERCENTAGE OF
NAME AND ADDRESS                     NUMBER OF SHARES       SHARES OUTSTANDING

                                      CLASS A
Merrill Lynch Pierce Fenner &        55,886.001                  9.65%
Smith for the Sole
Benefit of its Customers
Attn: Fund Administration
A/C 97DX4
4800 Deer Lake Drive East,
Floor 3
Jacksonville, Florida
32246-6484

Dominic F. Salleroli                  40,489.099                 6.99%
1015 Lake Drive
Franklin Lakes, New Jersey
07417-1602

Stanley Wus & Michael Wus            35,052.583                  6.05%
as Joint Tenants with Rights
of Survivorship
501 Pembrook
Port Chorlotte, Florida 33953

                                       CLASS B
                                        None

                                       CLASS C
Everen Clearing Corp.                  757.723                    90.43%
A/C 4355-9575
Sarah H. Kiefhaber
111 East Kilbourn Avenue
Milwaukee, Wisconsin 53202

Premier Mutual Fund Services,          80.165                      9.57%
Inc.
Attn: Paul Prescott
60 State Street, Suite 1300
Boston, Massachusetts
02109-1803


     It is not anticipated that any of the 5% record owners identified above will own beneficially or of record 5% or more of the Acquiring Fund's outstanding shares as a result of the Exchange.

     As of February 20, 1998, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of the indicated Class of the Acquiring Fund:


                                          ACQUIRING FUND
                                                              PERCENTAGE OF
 NAME AND ADDRESS           NUMBER OF SHARES               SHARES OUTSTANDING
                                                        Before          After
                                                       Exchange        Exchange
                                   ClASS A
                                   None

                                   CLASS B
Merrill Lynch Pierce               816,377.311          10.03%          9.26%
Fenner &  Smith for
the Sole Benefit of its Customers
Attn: Fund Administration
A/C 97AH1
4800 Deer Lake Drive East
Floor 3
Jacksonville, Florida
32246-6484


                                    CLASS C
Merrill Lynch Pierce                49,622.999           30.30%         30.16%
Fenner &  Smith for
the Sole Benefit of its Customers
Attn: Fund Administration
A/C 97HU1
4800 Deer Lake Drive East
Floor 3
Jacksonville, Florida
32246-6484

Leslie C. DiMartino                 25,424.510           15.52%         15.45%
247 Sturbridge Lane
Southport, Connecticut
06490-1050

Donaldson Lufkin &                  11,010.200            6.72%          6.69%
Jenrette
Securities Corporation  Inc.
P.O. Box 2052
Jersey City, New Jersey
07303-9998



     A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of that Fund.

     As of February 20, 1998, Trustees and officers of the Acquiring Fund, as a group, owned less than 1% of the Acquiring Fund's outstanding shares. As of February 20, 1998, Trustees and officers of the Acquired Fund, as a group, owned less than 1% of the Acquired Fund's outstanding shares.


                        FINANCIAL STATEMENTS AND EXPERTS

     The audited financial statements of the Acquired Fund for the fiscal year ended July 31, 1997 and of the Acquiring Fund for the fiscal year ended April 30, 1997, have been incorporated herein by reference in reliance upon the authority of the reports given by Ernst & Young LLP, each Fund's independent auditors, as experts in accounting and auditing. The unaudited financial statements of each Fund for the six months ended January 31, 1998, with respect to the Acquired Fund, and October 31, 1997, with respect to the Acquiring Fund, are included in the respective Fund's Semi-Annual Report.

                                  OTHER MATTERS

     The Acquired Fund's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

     Please advise the Acquired Fund, in care of Dreyfus Transfer, Inc.,
Attention: Dreyfus Premier Insured Municipal Bond Fund, P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Acquired Fund Shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of such Shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS OF THE ACQUIRED FUND WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                   APPENDIX A

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION dated ___________, 1998 (the "Agreement"), between DREYFUS PREMIER INSURED MUNICIPAL BOND FUND, a Massachusetts business trust (the "Acquired Fund"), and DREYFUS PREMIER MUNICIPAL BOND FUND, a Massachusetts business trust (the "Acquiring Fund" and, together with the Acquired Fund, the "Funds").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund, attributable to such Fund's Class A, Class B and Class C shares, in exchange solely for Class A, Class B or Class C shares of beneficial interest, par value $.001 per share, of the Acquiring Fund ("Acquiring Fund Shares"), and the assumption by the Acquiring Fund of certain liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are registered, open-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their respective Class A, Class B and Class C shares of beneficial interest;

     WHEREAS, the Board of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares, and the assumption of the Acquired Fund's liabilities by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

     WHEREAS, the Board of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares, and the assumption of the Acquired Fund's liabilities by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the Acquired Fund's existing shareholders would not be diluted as a result of this transaction:

     NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

          1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF
                ACQUIRED FUND LIABILITIES AND LIQUIDATION OF THE
                ACQUIRED FUND.

               1.1. Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Acquired Fund, including all securities and cash (subject to liabilities), attributable to the Acquired Fund's Class A, Class B and Class C shares, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Acquired Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

               1.2. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by The Dreyfus Corporation, as of the Valuation Time (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

               1.3. Delivery of the assets of the Acquired Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, 90 Washington Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

               1.4. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

               1.5. As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's Class A, Class B and Class C shareholders of record, determined as of the Valuation Time (the "Acquired Fund Shareholders"), the Class A, Class B and Class C Acquiring Fund Shares, respectively, received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund simultaneously will be canceled on the books of the Acquired Fund.

               1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

               1.7. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

               1.8. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund's existence is terminated.

               2. VALUATION.

               2.1. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures set forth in the Acquiring Fund's Agreement and Declaration of Trust dated June 4, 1986, as the same may have been amended (the "Acquiring Fund's Trust Agreement"), and then-current prospectus or statement of additional information.

               2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in the Acquiring Fund's Trust Agreement and then-current prospectus or statement of additional information.

               2.3. The number of Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the net assets of the applicable Class of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding Class determined in accordance with paragraph 2.2.

               2.4. All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

               3. CLOSING AND CLOSING DATE.

               3.1. The Closing Date shall be _____________, 1998 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:30 p.m., New York time, at the offices of The Dreyfus Corporation, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

               3.2. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Fund's portfolio securities, cash and any other assets have been presented for examination to the Acquiring Fund prior to the Closing Date and have been delivered in proper form to the Acquiring Fund.

               3.3. If at the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of either Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of either Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

               3.4. The transfer agent for the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class C shares of the Acquired Fund owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

               4. REPRESENTATIONS AND WARRANTIES.

               4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

                    (a) The Acquired Fund is a business trust duly organized and validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement.

                    (b) The Acquired Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                    (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquired Fund's Agreement and Declaration of Trust dated March 12, 1992, as the same may have been amended (the "Acquired Fund's Trust Agreement"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

                    (d) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                    (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                    (f) The Statements of Assets and Liabilities of the Acquired Fund for the period May 4, 1994 (commencement of operations) through July 31, 1994, and the three fiscal years ended July 31, 1997 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

                    (g) Since July 31, 1997, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

                    (h) At the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                    (i) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                    (j) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

                    (k) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                    (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund's Board and, subject to the approval of the Acquired Fund Shareholders and assuming due execution and delivery hereof by the Acquiring Fund, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                    (m) The proxy statement of the Acquired Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

              4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

                    (a) The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                    (b) The Acquiring Fund is registered under the 1940 Act as an open-end, diversified management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

                    (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                    (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Trust Agreement or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                    (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                    (f) The Statements of Assets and Liabilities of the Acquiring Fund for the ten fiscal years ended April 30, 1997 have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                    (g) Since April 30, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities as of April 30, 1997 referred to in Section 4.2(f) hereof.

                    (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

                    (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                    (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                    (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Trustees and shareholders, and, subject to the approval of the Acquired Fund Shareholders and assuming due execution and delivery hereof by the Acquired Fund, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                    (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

               5. COVENANTS OF THE FUNDS.

               5.1. Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

               5.2. The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

               5.3. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

               5.4. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Acquired Fund's President or its Vice President and Treasurer.

               5.5. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

               5.6. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

               6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

               The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

               6.1. All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

               6.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.

               6.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

               7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

               The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

               7.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

               7.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

               8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH FUND.

               If any of the conditions set forth below do not exist on or before the Closing Date with respect to either Fund, the other party to this Agreement shall, at its option, not be required to complete the transactions contemplated by this Agreement.

               8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Trust Agreement.

               8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

               8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either party hereto may for itself waive any of such conditions.

               8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

               8.5. The Acquired Fund shall have declared a dividend or other distribution which, together with all previous dividends and other distributions, shall have the effect of distributing to the Acquired Fund Shareholders all of the Acquired Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date and for its current taxable year through the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all such taxable years; and all of its net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).

               8.6. The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes:

                           (a)      The transfer of all or substantially all of
the Acquired Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund; (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their shares of the Acquired Fund; (d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund Shares; (e) The aggregate tax basis for the Acquiring Fund Shares received by each of the Acquired Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such Shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Acquired Fund assets transferred to the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

               9. TERMINATION OF AGREEMENT.

               9.1. This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of either Fund, at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund Shareholders) if circumstances should develop that, in the opinion of the Board of either Fund, make proceeding with the Agreement inadvisable.

               9.2. If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of either Fund, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

               10. WAIVER.

               At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of either Fund if, in the judgment of such Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of its Fund.

               11. MISCELLANEOUS.

               11.1. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

               11.2. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

               11.3. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by each Fund shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

               11.4. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

               11.5. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

               11.6. (a) The names "Dreyfus Premier Municipal Bond Fund" and "Trustees of Dreyfus Premier Municipal Bond Fund" refer respectively to the Acquiring Fund and its Trustees, as trustees but not individually or personally, acting from time to time under the Acquiring Fund's Trust Agreement, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Acquiring Fund. The obligations of the Acquiring Fund entered into by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund's property, and all persons dealing with any class of shares of the Acquiring Fund must look solely to the Acquiring Fund's property belonging to such class for the enforcement of any claims against the Acquiring Fund.

                   (b) The names "Dreyfus Premier Insured Municipal Bond Fund" and "Trustees of Dreyfus Premier Insured Municipal Bond Fund" refer respectively to the Acquired Fund and its Trustees, as trustees but not individually or personally, acting from time to time under the Acquired Fund's Trust Agreement, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Acquired Fund. The obligations of the Acquired Fund entered into by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Acquired Fund personally, but bind only the Acquired Fund's property, and all persons dealing with any class of shares of the Acquired Fund must look solely to the Acquired Fund's property belonging to such class for the enforcement of any claims against the Acquired Fund.

               IN WITNESS WHEREOF, each Fund has caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                   DREYFUS PREMIER MUNICIPAL
                                    BOND FUND

                                   By: __________________________
                                       Marie E. Connolly,
                                       President

ATTEST: _______________________
        _______________________

                                   DREYFUS PREMIER INSURED
                                    MUNICIPAL BOND FUND

                                   By: __________________________
                                       Marie E. Connolly,
                                       President

ATTEST: _______________________
        _______________________

Preliminary Copy

                   DREYFUS PREMIER INSURED MUNICIPAL BOND FUND

               The undersigned shareholder of the Dreyfus Premier Insured Municipal Bond Fund (the "Fund") hereby appoints ______________ and _____________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on March 24, 1998, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m. on Tuesday, June 2, 1998, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

               Please mark boxes in blue or black ink.

               1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund in exchange solely for shares of Dreyfus Premier Municipal Bond Fund and the assumption by Dreyfus Premier Municipal Bond Fund of the Fund's liabilities, and the pro rata distribution of those shares to Fund shareholders and subsequent termination of the Fund.

                   FOR                  AGAINST                    ABSTAIN
                  /  /                   /  /                       /  /

               2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

 THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                         Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                              Dated:________________, 1998

                                    __________________________
                                    Signature(s)

                                    __________________________
                                    Signature(s)

Sign, Date and Return the Proxy
  Card Promptly Using the
  Enclosed Envelope

PRELIMINARY COPY;
SUBJECT TO COMPLETION,
DATED FEBRUARY 27, 1998


                       DREYFUS PREMIER MUNICIPAL BOND FUND
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                ___________, 1998

                            Transfer of the Assets of

                   DREYFUS PREMIER INSURED MUNICIPAL BOND FUND

                                 200 Park Avenue
                            New York, New York 10166
                                 1-800-554-4611

                        To and in Exchange for Shares of

                       DREYFUS PREMIER MUNICIPAL BOND FUND

                                 200 Park Avenue
                            New York, New York 10166
                                 1-800-554-4611

               This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated ___________, 1998, relating specifically to the proposed transfer of all of the assets and liabilities of the Dreyfus Premier Insured Municipal Bond Fund attributable to its Class A, Class B and Class C shares in exchange for Class A, Class B and Class C shares, respectively, of Dreyfus Premier Municipal Bond Fund. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

             1. The Statement of Additional Information of Dreyfus Premier Municipal Bond Fund dated September 1, 1997.

             2. The Statement of Additional Information of Dreyfus Premier Insured Municipal Bond Fund dated December 1, 1997.

             3. Annual Report of Dreyfus Premier Municipal Bond Fund for the fiscal year ended April 30, 1997.

             4. Semi-Annual Report of Dreyfus Premier Municipal Bond Fund for the six-month period ended October 31, 1997.

             5. Annual Report of Dreyfus Premier Insured Municipal Bond Fund for the fiscal year ended July 31, 1997.


                  The Prospectus/Proxy Statement dated ______________, 1998 may be obtained by writing to Dreyfus Premier Municipal Bond Fund, 200 Park Avenue, New York, New York 10166.

                     DREYFUS PREMIER MUNICIPAL BOND FUND
                     CLASS A, CLASS B AND CLASS C SHARES
                    (STATEMENT OF ADDITIONAL INFORMATION)
                              SEPTEMBER 1, 1997

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier Municipal Bond Fund (the "Fund"), dated September 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

          The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                       TABLE OF CONTENTS
                                                          Page

Investment Objective and Management Policies               B-2
Management of the Fund                                     B-11
Management Agreement                                       B-16
Purchase of Shares                                         B-17
Distribution Plan and Shareholder Services Plan            B-19
Redemption of Shares                                       B-21
Shareholder Services                                       B-22
Determination of Net Asset Value                           B-25
Dividends, Distributions and Taxes                         B-25
Portfolio Transactions                                     B-27
Performance Information                                    B-28
Information About the Fund                                 B-30
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors                         B-30
Appendix                                                   B-31
Financial Statements                                       B-41
Report of Independent Auditors                             B-55

          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

          The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

          Municipal Obligations. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding out standing obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations both within a particular classification and between classifications.

          Floating and variable rate demand obligations are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

          For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

          The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, including fees paid under the Fund's Shareholder Services Plan, with respect to Class A, Class B and Class C shares, and the Distribution Plan, with respect to Class B and Class C shares only, will have the effect of reducing the yield to investors.

          Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See " Investment Restriction No. 12 below".

          The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

          Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities. See "Appendix."

          Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in its portfolio during such period.

          Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

          Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

          Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

          In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or subcustodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Management Policies

          Short-Selling. Until the Fund replaces the borrowed security, it will
(a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the securities sold short; or (b) otherwise cover its short position.

          Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

          Derivatives. The Fund may invest in Derivatives (as defined in the Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

          Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

          Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to interest rate futures contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options.

          Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

          Futures Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

          Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

          Lower Rated Bonds. The Fund is permitted to invest in securities rated Ba by Moody's or BB by S&P and Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. Such bonds, though higher yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Bonds" in the Prospectus for a discussion of certain risks and "Appendix" for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

          Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by Moody's, S&P and Fitch to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

          These bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

          The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds and pay-in-kind bonds, in which the Fund may invest up to 5% of its net assets. Zero coupon securities and pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

Investment Restrictions

          The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 11 and 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

          1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus and those arising out of transactions in futures and options.

          2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). Transactions in futures and options and the entry into short sales transactions do not involve any borrowing for purposes of this restriction.

          3. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in futures, including those related to indices, and options on futures or indices.

          4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein or prevent the Fund from purchasing and selling futures contracts, including those related to indices, and options on futures contracts or indices.

          6. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board members.

          7. Invest more than 15% of its assets in the obligations of any one bank for temporary defensive purposes, or invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Fund will not invest more than 5% of its assets in the obligations of any one bank, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitation.

          8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          9. Invest in companies for the purpose of exercising control.

          10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings. The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margin for futures contracts and options on futures contracts or indices will not be deemed to be pledges of the Fund's assets.

          12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests that are not subject to the demand feature described in the Fund's Prospectus and floating and variable rate demand obligations as to which no secondary market exists and the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice), if, in the aggregate, more than 15% of the value of its net assets would be so invested.

          For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

          If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

          The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                             MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

                            Board Members of the Fund

CLIFFORD L. ALEXANDER, JR., Board Member. President of Alexander &
     Associates, Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, Cognizant Corporation, a service provider of marketing information and information technology, The Dun & Bradstreet Corporation, MCI Communications Corporation, Mutual of America Life Insurance Company and TLC Beatrice International Holdings, Inc. He is 63 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

PEGGY C. DAVIS, Board Member. Shad Professor of Law, New York University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 54 years old and her address is c/o New York University School of Law, 249 Sullivan Street, New York, New York 10011.

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
     Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company and Staffing Resources, Inc., a temporary placement agency. Mr. DiMartino also serves as a director of The Muscular Dystrophy Association; HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc. (formerly Belding Heminway, Inc.), a button packager and distributor; and Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.

ERNEST KAFKA, Board Member. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions, including President of The New York Psychoanalytic Society, and has published many articles on subjects in the field of psychoanalysis. He is 64 years old and his address is 23 East 92nd Street, New York, New York 10128.

SAUL B. KLAMAN, Board Member. Chairman and Chief Executive Officer of SBK
     Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985, Vice Chairman of Golembe Associates and BEI Golembe, Inc. until 1989 and Chairman Emeritus of BEI Golembe, Inc. until November, 1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential Commissions and has held numerous consulting and advisory positions in the fields of economics and housing finance. He is 77 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.

NATHAN LEVENTHAL, Board Member. President of Lincoln Center for the Performing
     Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 to March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal also served as Chairman of Citizens Union, an organization which strives to reform and modernize city and state governments from June 1994 to June 1997. He is 54 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.

          For so long as the Fund's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

          There ordinarily will be no meeting of shareholders for the purpose of electing Board members unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board members are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

          The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 1997, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:

                                                         Total
                                                   Compensation from
                               Aggregate             Fund and Fund
Name of Board             Compensation from          Complex Paid to
     Member                     Fund*                 Board Member

Clifford L. Alexander, Jr.    $6,000                   $ 82,436 (17)
Peggy C. Davis                $6,000                   $ 73,084 (15)
Joseph S. DiMartino           $7,500                   $517,075 (93)
Ernest Kafka                  $6,000                   $ 69,584 (15)
Saul B. Klaman                $6,000                   $ 73,584 (15)
Nathan Leventhal              $5,500                   $ 71,084 (15)


* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,141 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer. President, Chief Executive Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 40 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 33 years old.

RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1995, he was Vice President, Assistant Treasurer and Tax Director-Mutual Funds of The Boston Company, Inc. He is 41 years old.

MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 year old.

MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. He is 36 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer. Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to November 1993, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.

DOUGLAS C. CONROY, Vice President and Assistant Treasurer.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company. He is 28 years old.

MARK A. KARPE, Vice President and Assistant Secretary.  Counsel to the
     Distributor and an officer of other investment companies advised or administered by the Manager. From August 1993 to May 1996, he attended Hofstra University School of Law. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers. He is 29 years old.

ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor since September 1995, and an officer of other investment companies advised or administered by the Manager. She is 27 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on July 15, 1997.

          The following entities held of record or beneficially 5% or more of the Fund's shares outstanding on July 15, 1997: Class B - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 8.76%; Class C - Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL - 28.77%; US Clearing Corp., FBO 952-12998-19, New York, NY - 6.66%; Leslie C. DiMartino, Southport, CT - 6.32%.

                              MANAGEMENT AGREEMENT

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

          The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 3, 1994 and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on July 16, 1997. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.

          The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Karen M. Hand, Stephen C. Kris, Richard J. Moynihan, W. Michael Petty, Jill C. Shaffro, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

          The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

          All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, shares of each Class are subject to an annual service fee and Class B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plan."

          As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .55 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended April 30, 1995, 1996 and 1997, the management fees payable amounted to $3,361,698, $3,302,301 and $3,180,718, respectively.

          The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

          The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

                               PURCHASE OF SHARES

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

          The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement dated August 24, 1994. The Distributor also acts as distributor for the other funds in the Dreyfus Premier Family of Funds, for the funds in the Dreyfus Family of Funds and for certain other investment companies.

          For the fiscal year ended April 30, 1997, the Distributor retained $32,136.98 from sales loads on Class A shares and $248,884 and $6,468 from contingent deferred sales charges ("CDSC") on Class B and Class C shares, respectively. For the fiscal year ended April 30, 1996, the Distributor retained $42,724 from sales loads on Class A shares and $207,759 from CDSCs on Class B shares. For the period from July 13, 1995 (commencement of initial offering of Class C shares) to April 30, 1996, the Distributor retained $101 from CDSCs on Class C shares. For the period from August 24, 1994 through April 30, 1995, the Distributor retained $21,848 from the sales loads on Class A shares and $199,265 from the CDSC on Class B shares. For the period from May 1, 1994 through August 23, 1994, Dreyfus Service Corporation, as the Fund's distributor during such period, retained $17,249 from sales loads on Class A shares, and $63,511 from CDSCs on Class B shares.

          Sales Loads -- Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

          Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund's Prospectus at a price based upon the net asset value of the Class A shares on April 30, 1997:

     Net Asset Value per share                           $14.11

     Per Shares Sales Charge - 4.5% of offering price
       (4.7% of net asset value per share)               $  .66

     Per Share Offering Price to Public                  $14.77

          Using Federal Funds. Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer ("Selected Dealer") and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer's order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

          TeleTransfer Privilege. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund Holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature guaranteed. See "Redemption of Shares--TeleTransfer Privilege."

          Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                 DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distribution Plan and Shareholder Services Plan."

          Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

          Distribution Plan. Rule 12b-1 (the "Rule"), adopted by the Securities and Exchange Commission under the 1940 Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to Class B and Class C shares pursuant to which the Fund pays the Distributor for distributing Class B and Class C shares. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of Class B and Class C shares.

          A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without the approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Distribution Plan, or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved at a meeting held on July 16, 1997. As to each such Class, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or by vote of the holders of a majority of such Class.

          For the fiscal year ended April 30, 1997, the Fund paid the Distributor $542,946, with respect to Class B, and $7,015, with respect to Class C, under the Distribution Plan.

          Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions (which may include banks), Selected Dealers and other financial industry professionals (collectively, "Service Agents") in respect of these services.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on July 16, 1997. As to each Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan, or in any agreements entered into in connection with the Shareholder Services Plan.

          For the fiscal year ended April 30, 1997, the Fund paid the Distributor $1,171,970 with respect to Class A, $271,473 with respect to Class B, and $2,338 with respect to Class C, under the Shareholder Services Plan.

                              REDEMPTION OF SHARES

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

          Check Redemption Privilege - Class A. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

          If the amount of the Check is greater than the value of the Class A shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

          TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--TeleTransfer Privilege."

          Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

          Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

          Suspension of Redemption. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

          Fund Exchanges. Class A, Class B and Class C shares of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by the Manager. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

  A. Class A shares of funds purchased without a sales load may be exchanged for Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

  B. Class A shares of funds purchased with or without a sales load may be exchanged without a sales load for Class A shares of other funds sold without a sales load.

  C. Class A shares of funds purchased with a sales load, Class A shares of funds acquired by a previous exchange from Class A shares purchased with a sales load, and additional Class A shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

  D. Class B or Class C shares of any fund may be exchanged for the same Class of shares of other funds without a sales load. Class B or Class C shares of any fund exchanged for the same Class of shares of another fund will be subject to the higher applicable CDSC of the two exchanged funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the Class B or Class C shares being exchanged were initially purchased.


          To accomplish an exchange under item C above, an investor's Service Agent must notify the Transfer Agent of the investor's prior ownership of such Class A shares and the investor's account number.

          To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

          To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for the shares of the same Class of the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among shares of the same Class of the funds in the Dreyfus Premier Family of Funds or Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

          Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for Class A, Class B or Class C shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or certain funds in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

          Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

          Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchange service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

          Dividend Sweep. Dividend Sweep allows investors to invest automatically dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds or certain funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this Privilege will be purchased on the basis of relative net asset value per share as follows:

  A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds that are offered without a sales load.

  B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

  C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

  D. Dividends and distributions paid with respect to Class B or Class C shares by a fund may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.

                        DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

          Valuation of Portfolio Securities. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Shareholder Services Plan, with respect to Class A, Class B and Class C shares, and fees pursuant to the Distribution Plan, with respect to Class B and Class C shares only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

          New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

          Management believes that the Fund qualified as a "regulated investment company" under the Code for the fiscal year ended April 30, 1997, and the Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), must derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and must meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Dividends, Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder has not held his shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received. Exempt-interest dividends received with respect to Fund shares may be partially exempt from certain state or local taxes for the residents of such state or locality.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

          Offsetting positions held by the Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

          If the Fund were treated as entering into "straddles" by reason of its engaging in certain futures contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and the conversion transaction rules, short-term capital losses on "straddle" positions may be recharacterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains or ordinary income.

          Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

                             PORTFOLIO TRANSACTIONS

          Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

          Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

          Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

          The Fund's portfolio turnover rate for the fiscal years ended April 30, 1996 and 1997 was 36.59% and 28.17%, respectively. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%, but the turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the Fund's annual portfolio turnover rate may exceed 100% in particular years.

                             PERFORMANCE INFORMATION

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

          Current yield for the 30-day period ended April 30, 1997 for Class A was 5.15%, for Class B was 4.87% and for Class C was 4.63%. Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share in the case of Class A or the net asset value per share in the case of Class B or Class C on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

          Based upon a 1997 Federal tax rate of 39.6%, the tax equivalent yield for the 30-day period ended April 30, 1997 for Class A was 8.53%, for Class B was 8.06% and for Class C was 7.67%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield that is not tax exempt.

          The tax equivalent yield noted above represents the application of the highest Federal marginal personal income tax rate presently in effect. The tax equivalent yield figure, however, does not reflect the potential effect of any state or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rate or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

          The average annual total return for the 1, 5 and 10 year periods ended April 30, 1997 for Class A was 3.20%, 6.23% and 7.80%, respectively. The average annual total return for the 1 and 4.29 year periods ended April 30, 1997 for Class B was 3.49% and 5.49%, respectively. The average annual total return for the 1 and 1.8 year periods ended April 30, 1997 for Class C was 6.16% and 4.64%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula provides that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

          The total return for the period November 26, 1986 (commencement of operations) through April 30, 1997 for Class A was 100.18%. Based on net asset value per share, the total return for Class A was 109.62% for this period. The total return for the period January 15, 1993 (commencement of initial offering of Class B shares) through April 30, 1997 for Class B was 25.78%. Without giving effect to the applicable CDSC, the total return for Class B was 27.78% for this period. The total return for Class C for the period from July 13, 1995 (commencement of initial offering of Class C) through April 30, 1997 was 8.50%. Without giving effect to the applicable CDSC, the total return for Class C was 8.50% for this period. Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period) and dividing the result by the maximum offering price per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales charge, which, if reflected, would reduce the performance quoted.

          From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as representative of the Fund's past or future performance.

          From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to or arising from actual or proposed tax legislation. From time to time, advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations, such as the Investment Company Institute, and to Morningstar ratings and related analysis supporting such ratings.

          From time to time, advertising materials for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by, a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

                           INFORMATION ABOUT THE FUND

          The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

          Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

          The Fund sends annual and semi-annual financial statements to all its shareholders.

          The Manager's legislative efforts led to the 1976 Congressional amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $23 billion in tax exempt assets.

               TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                        COUNSEL AND INDEPENDENT AUDITORS

          Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended April 30, 1997, the Fund paid the Transfer Agent $262,310.

          The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

          Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, has been selected as auditors of the Fund.

                                    APPENDIX

     Description of S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

          An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

          Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                        A

          Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

          General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

          Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                       BBB

          Of the investment grade, this is the lowest.

          General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between an A and BBB rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

          Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                                BB, B, CCC, CC, C

          Debt rated BB, B, CCC, CC or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                       BB

          Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                                        B

          Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                                       CCC

          Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                                       CC

          The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                                        C

          The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                                        D

          Bonds rated D are in default, and payment of interest and/or payment of principal is in arrears.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus designation to show relative standing within the major rating categories.

Municipal Note Ratings

                                      SP-1

          The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

          The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                                      SP-3

          The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Commercial Paper Ratings

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                       A-1

          This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                                       A-2

          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                                       A-3

          Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                        B

          Issues rated B are regarded as having only an adequate capacity for timely payment; such capacity may be damaged by changing conditions or short-term adversities.

                                        C

          This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

Moody's

Municipal Bond Ratings

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

          Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

          Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

          Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

          Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for the bonds in the generic rating category Aa. Moody's also provides numerical modifiers of 2 and 3 in this category for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of that generic rating category; the modifier 2 indicates that the issue is in the mid-range of that generic category; and the modifier 3 indicates that the issue is in the low end of that generic category.

Municipal Note Ratings

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                  MIG 1/VMIG 1

          This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

          This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                                  MIG 3/VMIG 3

          This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                  MIG 4/VMIG 4

          This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Ratings

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

          Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                                        B

          Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                                       CCC

          Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                                       CC

          Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                                        C

          Bonds rated C are in imminent default in payment of interest or principal.

                                  DDD, DD and D

          Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.

Short-Term Ratings

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

          Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

          Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

          Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Demand Bond or Notes Ratings

          Certain demand securities empower the holder at his option to require the issuer, usually through a remarketing agent, to repurchase the security upon notice at par with accrued interest. This is also referred to as a put option. The ratings of the demand provision may be changed or withdrawn at any time if, in Fitch's judgment, changing circumstances warrant such action.

          Fitch demand provision ratings carry the same symbols and related definitions as its short-term ratings.


DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                 APRIL 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments-100.0%                                                              Amount           Value
                                                                                                  ----------       ----------
ALABAMA-.4%
Mobile Industrial Development Board, SWDR, Refunding
    (Mobile Energy Services Co. Project) 6.95%, 1/1/2020....................                    $    2,500,000   $  2,645,175
ARIZONA-.9%
Maricopa County Pollution Control Corporation, PCR, Refunding
    (Public Service Co.-New Mexico Project) 6.30%, 12/1/2026................                         5,000,000      4,945,400
CALIFORNIA-2.9%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue:
    6%, 1/1/2034............................................................                         5,000,000      4,880,100
    5%, 1/1/2035............................................................                         8,000,000      6,641,040
Sacramento Cogeneration Authority, Cogeneration Project Revenue
    (Procter & Gamble Project) 6.50%, 7/1/2021..............................                         4,200,000      4,323,858
COLORADO-9.9%
Arapahoe County Capital Improvement Trust Fund, Highway Revenue (E-470 Project):
    Zero Coupon, 8/31/2005..................................................                         2,530,000      1,554,634
    Zero Coupon, 8/31/2007..................................................                         4,000,000      2,186,800
    7%, 8/31/2026...........................................................                        11,000,000     11,777,040
Dawson Ridge, Metropolitan District Number 1, Refunding:
    Zero Coupon, 10/1/2017 (a)..............................................                         9,930,000      2,544,860
    Zero Coupon, 10/1/2022..................................................                        47,535,000      8,664,204
Denver City and County, Airport Revenue:
    7.25%, 11/15/2023.......................................................                        10,000,000     10,757,600
    7.50%, 11/15/2023.......................................................                        11,775,000     12,995,596
    7%, 11/15/2025..........................................................                         4,225,000      4,413,646
CONNECTICUT-.6%
Connecticut Development Authority, First Mortgage Gross Revenue
    (Elim Park Baptist Home, Inc. Project) 9%, 12/1/2020....................                         3,000,000      3,217,140
DELAWARE-.7%
Delaware Housing Authority, MFMR 7%, 5/1/2025...............................                         3,725,000      3,852,097
FLORIDA-2.9%
Florida Ports Financing Commission, Revenue
    (Transportation Trust Fund) 5.375%, 6/1/2027 (Insured; MBIA)............                         2,500,000      2,337,700
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power LP Project) 6.85%, 2/15/2021 (b).......................                         6,750,000      5,037,728
    (Osceola Power LP) 6.95%, 1/1/2022 (b)..................................                         7,500,000      5,566,875
Santa Rosa Bay Bridge Authority, Revenue 6.25%, 7/1/2028....................                         3,000,000      2,977,290
GEORGIA-.7%
Georgia Municipal Electric Authority, Power Revenue, Refunding
    5.50%, 1/1/2020 (Insured; FGIC).........................................                         4,250,000      4,171,375
ILLINOIS-9.3%
Carol Stream, First Mortgage Revenue, Refunding
    (Windsor Park Manor Project) 6.50%, 12/1/2007...........................                         2,000,000      1,979,700

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1997
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT          VALUE
                                                                                                   ----------      ----------
ILLINOIS (CONTINUED)
Chicago O'Hare International Airport, Special Facility Revenue
    (American Airlines, Inc. Project) 7.875%, 11/1/2025.....................                    $    6,000,000    $ 6,461,640
Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility):
      8.75%, 3/1/2010 (Prerefunded 3/1/1999) (c)............................                         5,458,000      5,954,351
      8.75%, 3/1/2010.......................................................                         1,092,000      1,170,493
      8.50%, 9/1/2010.......................................................                         4,535,000      4,817,213
      8.25%, 8/1/2012.......................................................                         4,080,000      4,298,076
Illinois Health Facilities Authority, Revenue (Beverly Farm Foundation)
    9.125%, 12/15/2015 (Prerefunded 12/15/2000) (c).........................                         2,000,000      2,332,960
Robbins, RRR (Robbins Resource Recovery Partners) 8.375%, 10/15/2016........                        23,500,000     24,468,170
INDIANA-8.2%
East Chicago, PCR, Refunding:
    (Inland Steel Co., Project Number 10) 6.80%, 6/1/2013...................                         7,000,000      7,073,430
    (Inland Steel Co., Project Number 11) 7.125%, 6/1/2007..................                         3,000,000      3,103,470
Indiana Development Finance Authority:
    Environmental Improvement Revenue, Refunding (USX Corp. Project):
      6.15%, 7/15/2022......................................................                         4,000,000      4,005,840
      6.25%, 7/15/2030......................................................                         2,500,000      2,516,225
    PCR, Refunding (Inland Steel Co., Project Number 12) 6.85%, 12/1/2012...                         4,000,000      4,063,960
Indianapolis Airport Authority, Special Facilities Revenue:
    (Federal Express Corp. Project) 7.10%, 1/15/2017........................                         7,500,000      8,083,725
    (United Airlines, Inc. Project) 6.50%, 11/15/2031.......................                        16,250,000     16,519,425
KENTUCKY-1.1%
Perry County, SWDR (TJ International Project):
    7%, 6/1/2024............................................................                         3,500,000      3,627,855
    6.55%, 4/15/2027 (d)....................................................                         2,500,000      2,506,275
LOUISIANA-4.0%
Louisiana Housing Finance Agency, MFHR, Refunding
    (LaBelle Projects) 9.75%, 10/1/2020.....................................                         4,225,000      4,293,952
Louisiana Public Facilities Authority, Student Loan Revenue
    7%, 9/1/2006............................................................                         3,000,000      3,151,110
Parish of West Feliciana, PCR:
    (Gulf States Utilities-II) 7.70%, 12/1/2014.............................                         7,000,000      7,582,890
    (Gulf States Utilities-III) 7.70%, 12/1/2014............................                         6,500,000      7,041,255
MARYLAND-.6%
Maryland Energy Financing Administration, SWDR
    (Wheelabrator Water Projects) 6.45%, 12/1/2016..........................                         3,000,000      3,119,760
MASSACHUSETTS-1.3%
Massachusetts Industrial Finance Agency, Water Treatment Revenue
    (American Hingham) 6.95%, 12/1/2035.....................................                         2,640,000      2,740,742

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1997
                                                                                                 PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT           VALUE
                                                                                                  ----------      ----------
MASSACHUSETTS (CONTINUED)
Massachusetts Water Resource Authority 5%, 12/1/2016 (Insured; MBIA)........                    $    5,000,000   $  4,587,200
MICHIGAN-1.2%
Wayne Charter County, Special Airport Facilities Revenue, Refunding
    (Northwest Airlines, Inc.) 6.75%, 12/1/2015.............................                         5,000,000      5,154,050
Wayne County Building Authority 8%, 3/1/2017 (Prerefunded 3/1/2002) (c).....                         1,500,000      1,719,210
NEVADA-2.5%
Clark County, IDR (Southwest Gas Corp.) 7.50%, 9/1/2032.....................                        13,000,000     13,991,900
NEW JERSEY-7.6%
Camden County Pollution Control Financing Authority, Solid Waste RRR
    7.50%, 12/1/2010........................................................                         2,000,000      2,040,160
New Jersey Economic Development Authority, First Mortgage Gross Revenue
    (The Evergreens) 9.25%, 10/1/2022.......................................                        15,000,000     16,816,050
New Jersey Sports and Exposition Authority, Revenue, Refunding
    (Monmouth Park) 8%, 1/1/2025............................................                         4,000,000      4,403,520
New Jersey Transportation Trust Fund Authority, Refunding
    (Transportation System) 5%, 6/15/2015 (Insured; MBIA)...................                        10,000,000      9,316,300
Union County Utilities Authority, Solid Waste Revenue 7.20%, 6/15/2014......                         9,500,000      9,741,965
NEW MEXICO-1.5% Farmington, PCR:
    Refunding (Public Service Co.-San Juan Project) 6.375%, 4/1/2022........                         5,000,000      4,976,800
    (Tucson Electric Power Company of San Juan) 6.95%, 10/1/2020............                         3,000,000      3,058,290
NEW YORK-10.4%
New York City:
    8%, 6/1/2000............................................................                         2,190,000      2,401,488
    7.50%, 2/1/2001.........................................................                         5,000,000      5,394,850
    7.10%, 2/1/2009.........................................................                         5,000,000      5,339,300
    7%, 2/1/2020............................................................                        10,000,000     10,581,900
    6.625%, 2/15/2025.......................................................                         7,000,000      7,248,850
New York State Energy Research and Development Authority, Electric Facilities
    Revenue (Long Island Lighting Co.):
      7.15%, 9/1/2019.......................................................                         3,650,000      3,869,511
      7.15%, 6/1/2020.......................................................                         4,000,000      4,240,560
      7.15%, 12/1/2020......................................................                         5,000,000      5,300,700
      7.15%, 2/1/2022.......................................................                         7,500,000      7,951,050
New York State Housing Finance Agency, Service Contract Obligation Revenue
    7.30%, 3/15/2021 (Prerefunded 9/15/2001) (c)............................                         5,000,000      5,578,350
NORTH CAROLINA-2.6%
North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding:
    7%, 1/1/2013............................................................                         3,500,000      3,836,910
    6%, 1/1/2014............................................................                         6,750,000      6,613,650

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   APRIL 30, 1997
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                  ----------      ----------
NORTH CAROLINA (CONTINUED)
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue,
    Refunding 5.375%, 1/1/2020 (Insured; AMBAC).............................                    $    4,000,000    $ 3,808,520
OKLAHOMA-1.2%
Holdenville Industrial Authority, Correctional Facility Revenue:
    6.60%, 7/1/2010.........................................................                         2,045,000      2,081,135
    6.70%, 7/1/2015.........................................................                         4,625,000      4,724,715
PENNSYLVANIA-6.4%
Beaver County Industrial Development Authority, PCR, Refunding 7.75%, 7/15/2025                      6,000,000      6,543,420
Blair County Hospital Authority, Revenue (Altoona Hospital)
    7.118%, 7/1/2013 (Insured; AMBAC) (e)...................................                         5,000,000      5,505,900
Delaware County Industrial Development Authority, Revenue, Refunding
    (Resource Recovery Facility) 6.20%, 7/1/2019............................                         5,000,000      5,028,250
Lancaster County Hospital Authority, Revenue (Health Center-United Church
    Homes Project) 9.125%, 10/1/2014 (Prerefunded 10/1/1999) (c)............                         1,465,000      1,639,613
Lehigh County General Purpose Authority, Revenue (Wiley House):
    8.75%, 11/1/2014........................................................                         2,000,000      2,079,260
    9.50%, 11/1/2016........................................................                         3,000,000      3,224,220
Montgomery County Higher Education and Health Authority, First Mortgage Revenue
    (AHF/Montgomery, Inc. Project) 10.50%, 9/1/2020.........................                         3,475,000      3,753,070
Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
    (Philadelphia Funding Program) 6.80%, 6/15/2022 (Prerefunded 6/15/2002) (c)                      2,000,000      2,176,380
Philadelphia, Water and Sewer Revenue 7.35%, 9/1/2004.......................                         4,940,000      5,565,355
RHODE ISLAND-.6%
Providence, Special Obligation Tax Increment 6.65%, 6/1/2016................                         3,000,000      3,074,220
TEXAS-12.1%
Alliance Airport Authority, Special Facilities Revenue:
    (American Airlines, Inc. Project) 7%, 12/1/2011.........................                         10,700,000    11,843,188
    (Federal Express Corp. Project) 6.375%, 4/1/2021........................                         5,000,000      5,044,650
Dallas-Fort Worth International Airport Facility, Improvement Revenue:
    (American Airlines, Inc.) 7.50%, 11/1/2025..............................                         8,000,000      8,508,800
    (Delta Airlines, Inc.) 7.125%, 11/1/2026................................                         4,200,000      4,378,668
Gulf Coast Waste Disposal Authority, Revenue
    (Champion International Corp.) 7.45%, 5/1/2026..........................                         7,000,000      7,517,790
Houston Airport System, Special Facilities Improvement Revenue
    (Continental Airline Terminal):
      6.125%, 7/15/2017 (Guaranteed; Continental Airlines Inc.).............                         2,875,000      2,788,233
      6.125%, 7/15/2027 (Guaranteed; Continental Airlines Inc.).............                         6,800,000      6,479,176
Lower Colorado River Authority, PCR
    (Samsung Austin Semiconductor) 6.375%, 4/1/2027.........................                         5,000,000      5,044,550

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1997
                                                                                               PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                      AMOUNT             VALUE
                                                                                            ---------------    ---------------
TEXAS (CONTINUED)
Rio Grande City Consolidated Independent School District, Public Facilities Corp. LR
    6.75%, 7/15/2010........................................................                    $    6,000,000    $ 6,162,480
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation Center)
    8.20%, 10/1/2012 (Prerefunded 10/1/2002) (c)............................                         8,305,000      9,544,023
UTAH-3.3%
Carbon County, SWDR, Refunding:
    (East Carbon Development Corp.) 9%, 7/1/2012............................                         4,000,000      4,201,760
    (Laidlaw Inc./ECDC Project) 7.50%, 2/1/2010.............................                         3,300,000      3,631,188
    (Sunnyside Cogeneration) 9.25%, 7/1/2018 (f)............................                        15,000,000     10,513,050
VIRGINIA-1.0%
Upper Occoquan Sewer Authority, Regional Sewer Revenue
    5.15%, 7/1/2020 (Insured; MBIA).........................................                         6,000,000      5,559,840
WEST VIRGINIA-1.3%
Upshur County, SWDR (TJ International Project) 7%, 7/15/2025................                         7,000,000      7,277,900
U.S. RELATED-4.8%
Puerto Rico Commonwealth:
    Public Improvement 6.50%, 7/1/2014 (Insured; MBIA)......................                         5,000,000      5,571,200
    Refunding:
      6.25%, 7/1/2013 (Insured; MBIA).......................................                         3,000,000      3,267,330
      6%, 7/1/2014..........................................................                           400,000        403,084
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Revenue, Refunding
    6.25%, 7/1/2013.........................................................                         8,000,000      8,596,320
Puerto Rico Commonwealth Highway and Transportation Authority, Highway
Revenue
    5%, 7/1/2036............................................................                         5,000,000      4,359,300
Puerto Rico Electric Power Authority, Power Revenue 6.25%, 7/1/2017.........                           520,000        537,982
Puerto Rico Telephone Authority, Revenue, Refunding
    6.48%, 1/25/2007 (Insured; MBIA) (e)....................................                         3,950,000      3,964,813
                                                                                                                 -------------
TOTAL INVESTMENTS (cost $536,562,833).......................................                                     $554,964,622
                                                                                                                ==============

DREYFUS PREMIER MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               MFMR    Multi-Family Mortgage Revenue
IDR           Industrial Development Revenue                     PCR     Pollution Control Revenue
LR            Lease Revenue                                      RRR     Resources Recovery Revenue
MBIA          Municipal Bond Investors Assurance                 SWDR    Solid Waste Disposal Revenue
                 Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (G)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
 ----                              --------                       -----------------          ---------------------
AAA                                Aaa                            AAA                               13.5%
A                                  A                              A                                  9.5
BBB                                Baa                            BBB                               38.7
BB                                 Ba                             BB                                13.7
B                                  B                              B                                   .6
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                     24.0
                                                                                                  --------
                                                                                                   100.0%
                                                                                                 =========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by the custodian in a segregated account as collateral for a delayed-delivery security.

    (b) Subsequent to April 30, 1997, the owners/developers of the power project filed for protection under the Federal Bankruptcy Code. Although interest payments remain current as of June 5, 1997, this event has resulted in a decline in the market value of this security.

    (c) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

    (d)  Purchased on a delayed-delivery basis.

    (e) Inverse floater security-the interest rate is subject to change periodically.

    (f)  Non-income producing security; interest payment in default.

    (g) Fitch currently provides creditworthiness information for a limited number of investments.

    (h) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                  APRIL 30, 1997
                                                                                                 COST               VALUE
                                                                                             --------------     --------------
ASSETS:                          Investments in securities-See Statement of Investments       $536,562,833       $554,964,622
                                 Cash.......................................                                        5,161,309
                                 Interest receivable........................                                       10,488,120
                                 Receivable for shares of Beneficial Interest subscribed                              565,965
                                 Prepaid expenses...........................                                           41,413
                                                                                                                --------------
                                                                                                                  571,221,429
                                                                                                                --------------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       261,362
                                 Due to Distributor.........................                                         160,611
                                 Payable for investment securities purchased                                        2,513,191
                                 Payable for shares of Beneficial Interest redeemed                                   373,527
                                 Accrued expenses...........................                                           50,944
                                                                                                                --------------
                                                                                                                    3,359,635
                                                                                                                --------------
NET ASSETS..................................................................                                     $567,861,794
                                                                                                               ===============
REPRESENTED BY:                  Paid-in capital............................                                     $551,191,744
                                 Accumulated net realized gain (loss) on investments                               (1,731,739)
                                 Accumulated net unrealized appreciation (depreciation)
                                 ......on investments-Note 4                                                       18,401,789
                                                                                                                --------------
NET ASSETS..................................................................                                     $567,861,794
                                                                                                               ===============

                                                        NET ASSET VALUE PER SHARE
                                                   ------------------------------------
                                                                           CLASS A              CLASS B             CLASS C
                                                                        ------------         ------------        ------------
Net Assets...............................................               $457,326,987         $109,485,407          $1,049,400
Shares Outstanding..........................................              32,415,496            7,758,931              74,297
NET ASSET VALUE PER SHARE...................................                  $14.11               $14.11              $14.12
                                                                              ======              =======            ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                          YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $39,068,835
EXPENSES:                        Management fee-Note 3(a)..................                   $  3,180,718
                                 Shareholder servicing costs-Note 3(c)......                     1,801,936
                                 Distribution fees-Note 3(b)................                       549,961
                                 Registration fees..........................                        89,776
                                 Professional fees..........................                        75,408
                                 Custodian fees.............................                        57,304
                                 Trustees' fees and expenses-Note 3(d)......                        38,109
                                 Prospectus and shareholders' reports.......                        27,092
                                 Loan commitment fees-Note 2................                         3,255
                                 Miscellaneous..............................                        31,507
                                                                                              -------------
                                       TOTAL EXPENSES.......................                                          5,855,066
                                                                                                                 ---------------
INVESTMENT INCOME-NET......................................................                                          33,213,769
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                  $  3,461,461
                                 Net unrealized appreciation (depreciation) on investments       7,755,927
                                                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         11,217,388
                                                                                                                 ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $44,431,157
                                                                                                                 ===============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        YEAR ENDED              YEAR ENDED
                                                                                      APRIL 30, 1997          APRIL 30, 1996
                                                                                    -----------------      ------------------
OPERATIONS:
    Investment income-net..................................................            $ 33,213,769            $ 35,452,066
    Net realized gain (loss) on investments.................................              3,461,461              13,702,073
    Net unrealized appreciation (depreciation) on investments...............              7,755,927             (13,168,792)
                                                                                    -----------------      -------------------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...             44,431,157              35,985,347
                                                                                    -----------------      ------------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares........................................................            (27,382,313)            (29,748,887)
      Class B shares........................................................             (5,784,609)             (5,700,103)
      Class C shares........................................................                (46,847)                 (3,076)
    Net realized gain on investments:
      Class A shares........................................................               (246,714)                   ____
      Class B shares........................................................                (57,569)                   ____
      Class C shares........................................................                   (447)                   ____
                                                                                    -----------------      ------------------
          TOTAL DIVIDENDS...................................................            (33,518,499)            (35,452,066)
                                                                                    -----------------      ------------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................             97,168,956              40,674,840
      Class B shares.......................................................              13,717,368              19,195,766
      Class C shares.....................................................                 1,639,929                 359,668
    Dividends reinvested:
      Class A shares........................................................             15,604,972              17,177,404
      Class B shares........................................................              3,291,903               3,289,792
      Class C shares........................................................                 30,755                   2,003
    Cost of shares redeemed:
      Class A shares........................................................           (138,425,542)            (80,027,504)
      Class B shares........................................................            (16,411,365)            (14,906,844)
      Class C shares........................................................               (983,046)                (10,150)
                                                                                    -----------------      ------------------
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS       (24,366,070)            (14,245,025)
                                                                                    -----------------      ------------------
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................            (13,453,412)            (13,711,744)
NET ASSETS:
    Beginning of Period................................................                 581,315,206             595,026,950
                                                                                    -----------------      -------------------
    End of Period...................................................                  $ 567,861,794           $ 581,315,206
                                                                                    ================        ================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     SHARES
                                                                                       -----------------------------------
                                                                                         YEAR ENDED          YEAR ENDED
                                                                                       APRIL 30, 1997       APRIL 30, 1996
                                                                                      -----------------    -----------------
CAPITAL SHARE TRANSACTIONS:
    CLASS A
    --------
    Shares sold............................................................               6,879,873               2,877,435
    Shares issued for dividends reinvested.................................               1,104,332               1,202,513
    Shares redeemed........................................................            (9,791,371)               (5,613,780)
                                                                                      -----------------    -----------------
                                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (1,807,166)             (1,533,832)
                                                                                      =================   ==================

    CLASS B
    --------
    Shares sold............................................................                 971,997               1,363,135
    Shares issued for dividends reinvested.................................                 232,925                 230,256
    Shares redeemed........................................................              (1,164,445)             (1,045,329)
                                                                                      -----------------    -----------------
                                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING         40,477                 548,062
                                                                                      =================   ==================

    CLASS C*
    ---------
    Shares sold............................................................                 117,036                  25,139
    Shares issued for dividends reinvested.................................                   2,175                     141
    Shares redeemed........................................................                 (69,481)                   (713)
                                                                                      -----------------    -----------------
                                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING         49,730                  24,567
                                                                                      =================   ==================

*  From July 13, 1995 (commencement of initial offering) to April 30, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS

  Reference is made to page 4 of the Fund's Prospectus dated September 1, 1997.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND NOTES TO FINANCIAL STATEMENTS
NOTE 1-Significant Accounting Policies:

          Dreyfus Premier Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

          On January 8, 1997, the Fund's Trustees approved a change of the Fund's name, effective March 31, 1997, from Premier Municipal Bond Fund to Dreyfus Premier Municipal Bond Fund.

          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares:
Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") on redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

          The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

          (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

          (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

          (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

DREYFUS PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

          (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

          The Fund has an unused capital loss carryover of approximately $1,777,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. If not applied, the carryover expires in fiscal 2003.

NOTE 2-Bank Line of Credit:

          The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the line of credit.

NOTE 3-Management Fee and Other Transactions With Affiliates:

          (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

          Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $4,270 during the period ended April 30, 1997 from commissions earned on sales of the Fund's shares.

          (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $542,946 was charged to the Fund for the Class B shares and $7,015 was charged to the Fund for the Class C shares.

          (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $1,171,970, $271,473 and $2,338 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

          The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $262,310, during the period ended April 30, 1997.

          (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER MUNICIPAL BOND FUND NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4-Securities Transactions:

          The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997, amounted to $159,078,762 and $178,345,435, respectively.

          At April 30, 1997, accumulated net unrealized appreciation on investments was $18,401,789, consisting of $29,240,490 gross unrealized appreciation and $10,838,701 gross unrealized depreciation.

          At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier Municipal Bond Fund

          We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Municipal Bond Fund, including the statement of investments, as of April 30, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Municipal Bond Fund at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young signature logo]

New York, New York
June 5, 1997

                  DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
                     CLASS A, CLASS B AND CLASS C SHARES
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                              DECEMBER 1, 1997


----------------------------------------------------------------------------

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier Insured Municipal Bond Fund (the "Fund"), dated December 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                                TABLE OF CONTENTS
                                                           Page

Investment Objective and Management Policies             B-2
Management of the Fund                                   B-11
Management Agreement                                     B-16
Purchase of Shares                                       B-17
Distribution Plan and Shareholder Services Plan          B-19
Redemption of Shares                                     B-21
Shareholder Services                                     B-22
Determination of Net Asset Value                         B-25
Dividends, Distributions and Taxes                       B-26
Portfolio Transactions                                   B-27
Performance Information                                  B-28
Information About the Fund                               B-30
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors                       B-31
Financial Statements and Report of Independent Auditors  B-31
Appendix                                                 B-32

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     Municipal Obligations. The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended July 31, 1997, computed on a monthly basis, was as follows:

Fitch Investors         Moody's Investors       Standard & Poor's
   Service, L.P.          Service, Inc.          Ratings Group     Percentage of
   ("Fitch")       or      ("Moody's")    or      ("S&P")          Value
-------------           ----------------        ---------------    ------------
     AAA           Aaa                    AAA                       97.1%
     F-1/F-1+      VMIG1/MIG1, P-1        SP-1+/SP-1, A-1            2.9%
                                                                   100.0%
                                                                   ------

     The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

     Floating and variable rate demand obligations are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, including fees paid under the Fund's Shareholder Services Plan and, with respect to Class B and Class C shares only, Distribution Plan, will have the effect of reducing the yield to investors.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and
(5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold;
(c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 11" below.

     The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

     Insurance Feature. The Mutual Fund Insurance policies provide for a policy period of one year which the insurer typically renews for successive annual periods at the request of the Fund for so long as the Fund is in compliance with the terms of the relevant policy. The insurance premiums are payable monthly by the Fund and are adjustable for purchases and sales of covered Municipal Obligations during the month on a daily basis. Premium rates for each issue of Municipal Obligations covered by the Mutual Fund Insurance are fixed for as long as the Fund owns the security, although similar Municipal Obligations purchased at different times may have different premiums. In addition to the payment of premiums, each Mutual Fund Insurance policy requires that the Fund notify the insurer on a daily basis as to all Municipal Obligations in the insured portfolio and permits the insurer to audit its records. The insurer cannot cancel coverage already in force with respect to Municipal Obligations owned by the Fund and covered by the Mutual Fund Insurance policy, except for nonpayment of premiums.

     Municipal Obligations are eligible for Mutual Fund Insurance if, at the time of purchase by the Fund, they are identified separately or by category in qualitative guidelines furnished by the insurer and are in compliance with the aggregate limitations set forth in such guidelines. Premium variations are based in part on the rating of the security being insured at the time the Fund purchases such security. The insurer may prospectively withdraw particular securities from the classifications of securities eligible for insurance or change the aggregate amount limitation of each issue or category of eligible Municipal Obligations but must continue to insure the full amount of such securities previously acquired so long as they remain in the Fund's portfolio. The qualitative guidelines and aggregate amount limitations established by the insurer from time to time will not necessarily be the same as the Fund or the Manager would use to govern selection of securities for the Fund's portfolio. Therefore, from time to time such guidelines and limitations may affect portfolio decisions.

     New Issue Insurance provides that in the event of a municipality's failure to make payment of principal or interest on an insured Municipal Obligation, the payment will be made promptly by the insurer. There are no deductible clauses or cancellation provisions, and the tax exempt status of the securities is not affected. The premiums, whether paid by the issuing municipality or the municipal bond dealer underwriting the issue, are paid in full for the life of the Municipal Obligation. The statement of insurance is attached to or printed on the instrument evidencing the Municipal Obligation purchased by the Fund and becomes part of the Municipal Obligation. The benefits of the insurance accompany the Municipal Obligations in any resale.

     The Fund, at its option, may purchase secondary market insurance ("Secondary Market Insurance") on any Municipal Obligation purchased by the Fund. By purchasing Secondary Market Insurance, the Fund would obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Municipal Obligation, regardless of whether the Fund then owned such security. Such insurance coverage would be non-cancelable and would continue in force so long as the security so insured is outstanding and the insurer remains in business. The purpose of acquiring Secondary Market Insurance would be to enable the Fund to sell a Municipal Obligation to a third party as a high rated insured Municipal Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage.

     Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities.

     Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully each Series' investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's investments during such period.

     Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

     Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Management Policies

     Short Selling. Until the Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to the ability of the Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

     Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Invest more than 25% of the value of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of the Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.

     7. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     8. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

     9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include, if there is no secondary market, participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice), if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     12. Invest in companies for the purpose of exercising control.

     For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

     As a fundamental policy, the Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund. The Fund will notify shareholders at least 60 days prior to any implementation of such policy.

     If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of its shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                             MANAGEMENT OF THE FUND

     Board members of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund

CLIFFORD L. ALEXANDER, JR., Board Member. President of Alexander & Associates,
     Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company, and from 1975 to 1977, he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, Cognizant Corporation, a service provider of marketing information and information technology, The Dun & Bradstreet Corporation, MCI Communications Corporation, Mutual of America Life Insurance Company and TLC Beatrice International Holdings, Inc. He is 64 years old and his address is 400 C Street, N.E., Washington, D.C. 20002.

PEGGY C. DAVIS, Board Member. Shad Professor of Law, New York University School of Law. Professor Davis has been a member of the New York University law faculty since 1983. Prior to that time, she served for three years as a judge in the courts of New York State; was engaged for eight years in the practice of law, working in both corporate and non-profit sectors; and served for two years as a criminal justice administrator in the government of the City of New York. She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training. She is 53 years old and her address is c/o New York University School of Law, 249 Sullivan Street, New York, New York 10012.

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
     Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company, and Staffing Resources, Inc., a temporary placement agency; he is also a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor, and Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 54 years old and his address is 200 Park Avenue, New York, New York 10166.

ERNEST KAFKA, Board Member. A physician engaged in private practice specializing in the psychoanalysis of adults and adolescents. Since 1981, he has served as an Instructor at the New York Psychoanalytic Institute and, prior thereto, held other teaching positions. He is Associate Clinical Professor of Psychiatry at Cornell Medical School. For more than the past five years, Dr. Kafka has held numerous administrative positions and has published many articles on subjects in the field of psychoanalysis. He is 64 years old and his address is 23 East 92nd Street, New York, New York 10128.

SAUL B. KLAMAN, Board Member. Chairman and Chief Executive Officer of SBK
     Associates, which provides research and consulting services to financial institutions. Dr. Klaman was President of the National Association of Mutual Savings Banks until November 1983, President of the National Council of Savings Institutions until June 1985, Vice Chairman of Golembe Associates and BEI Golembe, Inc. until 1989 and Chairman Emeritus of BEI Golembe, Inc. until November 1992. He also served as an Economist to the Board of Governors of the Federal Reserve System and on several Presidential Commissions, and has held numerous consulting and advisory positions in the fields of economics and housing finance. He is 77 years old and his address is 431-B Dedham Street, The Gables, Newton Center, Massachusetts 02159.

NATHAN LEVENTHAL, Board Member. President of Lincoln Center for the Performing
     Arts, Inc. Mr. Leventhal was Deputy Mayor for Operations of New York City from September 1979 to March 1984 and Commissioner of the Department of Housing Preservation and Development of New York City from February 1978 to September 1979. Mr. Leventhal was an associate and then a member of the New York law firm of Poletti Freidin Prashker Feldman and Gartner from 1974 to 1978. He was Commissioner of Rent and Housing Maintenance for New York City from 1972 to 1973. Mr. Leventhal also served as Chairman of Citizens Union, an organization which strives to reform and modernize City and State government from June 1994 to June 1997. He is 53 years old and his address is 70 Lincoln Center Plaza, New York, New York 10023-6583.

     For so long as the Fund's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     Ordinarily meetings of shareholders for the purpose of electing Board members will not be held unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board is required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended July 31, 1997, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996 were as follows:

                                                        Total Compensation
                                 Aggregate              from Fund and Fund
  Name of Board               Compensation from           Complex Paid
    Member                         Fund*                 to Board Member
 --------------              -----------------        ------------------

Clifford L. Alexander, Jr.         $ 2,750             $ 82,436 (17)
Peggy C. Davis                     $ 2,750             $ 73,084 (15)
Joseph S. DiMartino                $ 3,438             $517,075 (94)
Ernest Kafka                       $ 2,750             $ 69,584 (15)
Saul B. Klaman                     $ 2,750             $ 73,584 (15)
Nathan Leventhal                   $ 2,750             $ 71,084 (15)
-------------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $117 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer. President, Chief Executive Officer,
     Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 40 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President,
     General Counsel, Secretary and Clerk of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 33 years old.

RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Executive Vice
     President of the Distributor and Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 42 years old.

MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.

MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Senior Vice
     President of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. He is 36 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer. Senior Vice
     President, Treasurer, Chief Financial Officer of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc., where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary. Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 28 years old.

ELIZABETH A. KEELEY, Vice President and Assistant Secretary. Vice President of the Distributor and Fund's Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. She has been employed by the Distributor since September 1995. She is 28 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on October 15, 1997.

     The following shareholder is known by the Fund to own of record or beneficially 5% or more of the Fund's voting securities outstanding on October 15, 1997:

     Class C: Premier Mutual Fund Services, Inc., Boston, Massachusetts-- owned beneficially 100%.

     A shareholder who beneficially owns, directly or indirectly, 25% or more of the Fund's voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of the Fund.

                              MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     The Manager provides management services pursuant to the Management Agreement (the "Agreement") with the Fund dated August 24, 1994, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Shareholders of the Fund approved the Agreement on August 3, 1994. The Agreement was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on January 8, 1997. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Systems; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.

     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Karen M. Hand, Stephen C. Kris, Richard J. Moynihan, W. Michael Petty, Jill C. Shaffro, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

     The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include without limitation, the following: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings and any extraordinary expenses. In addition, shares of each Class are subject to an annual service fee and Class B and Class C shares are subject to an annual distribution fee. See "Distribution Plan and Shareholder Services Plan."

     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .55 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended July 31, 1995, 1996 and 1997, the management fees payable by the Fund amounted to $64,630, $106,758 and $103,453, respectively, which fees were reduced by $64,630, $25,258 and $26,374, respectively, pursuant to undertakings then in effect, resulting in net management fees paid to the Manager of $0 in fiscal 1995, $81,500 in fiscal 1996 and $77,079 in fiscal 1997.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

                               PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Premier Family of Funds, for funds in the Dreyfus Family of Funds and for certain other investment companies.

     For the period August 24, 1994 through July 31, 1995 and for the fiscal years ended July 31, 1996 and 1997, the Distributor retained $9,561, $54,515 and $0, respectively, from sales loads on Class A shares, and $0, $0 and $39,027, respectively, from contingent deferred sales charges ("CDSC") on Class B shares. For the period December 4, 1995 (commencement of initial offering of Class C) through July 31, 1996 and for the fiscal year ended 1997, no amounts were retained from the CDSC on Class C shares. For the period August 1, 1994 through August 23, 1994, Dreyfus Service Corporation, as the Fund's distributor during such period, retained $5,913 from sales loads on Class A shares and no amount from CDSCs on Class B shares.

     Using Federal Funds. Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer ("Selected Dealer") and his order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or a cash balance in his brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

     Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")), although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund's Prospectus at a price based upon the net asset value of the Fund's Class A shares on July 31, 1997.

     NET ASSET VALUE per share................................. $13.53
     Per Share Sales Charge
          4.5% of offering price
          4.7% of net asset value per share)..................    .64
     Per Share Offering Price to Public........................ $14.17

     TeleTransfer Privilege. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for the purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                 DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distribution Plan and Shareholder Services Plan."

     Class B and Class C shares only are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Distribution Plan") with respect to Class B and Class C shares, pursuant to which the Fund pays the Distributor for distributing the relevant Class of shares. The Fund's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of Class B and Class C shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the relevant Class of shares may bear for distribution pursuant to the Distribution Plan without such shareholders' approval and that other material amendments of the Distribution Plan must be approved by the Fund's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved on January 8, 1997. As to each Class, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any of the related agreements entered into in connection with the Distribution Plan, or by vote of the holders of a majority of the outstanding shares of such Class.

     For the fiscal year ended July 31, 1997, the Fund paid the Distributor $53,327 with respect to Class B shares and $8 with respect to Class C shares under the Distribution Plan.

     Shareholder Services Plan. The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions (which may include banks), Selected Dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on January 8, 1997. As to each Class, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended July 31, 1997, the Fund paid the Distributor $20,358 with respect to Class A, $26,663 with respect to Class B, and $3 with respect to Class C, under the Shareholder Services Plan.

                              REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Check Redemption Privilege - Class A Shares. The Fund provides Redemption Checks ("Checks") to investors in Class A shares automatically upon opening an account unless such investors specifically refuse the Check Redemption Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Check Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on the investor's Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check is greater than the value of the Class A shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Class A, Class B and Class C shares of the Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by the Manager. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Class A shares of funds purchased without a sales load may be exchanged for Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     B. Class A shares of funds purchased with or without a sales load may be exchanged without a sales load for Class A shares of other funds sold without a sales load.

     C. Class A shares of funds purchased with a sales load, Class A shares of funds acquired by a previous exchange from Class A shares purchased with a sales load, and additional Class A shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     D. Class B or Class C shares of any fund may be exchanged for the same Class of shares of other funds without a sales load. Class B or Class C shares of any fund exchanged for the same Class of shares of another fund will be subject to the higher applicable CDSC of the two exchanged funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the Class B or Class C shares being exchanged were initially purchased.

     To accomplish an exchange under item C above, an investor's Service Agent must notify the Transfer Agent of the investor's prior ownership of such Class A shares and the investor's account number.

     To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment being required for shares of the same Class of the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among shares of the same Class of the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

     Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for Class A, Class B or Class C shares, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or certain funds in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dividend Sweep. Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds or certain Funds in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid with respect to Class A shares by a fund may be invested without imposition of a sales load in Class A shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid with respect to Class A shares by a fund which does not charge a sales load may be invested in Class A shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid with respect to Class A shares by a fund which charges a sales load may be invested in Class A shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid with respect to Class B or Class C shares by a fund may be invested without imposition of any applicable CDSC in the same Class of shares of other funds and the relevant Class of shares of such other funds will be subject on redemption to any applicable CDSC.

                        DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Shareholder Services Plan and, with respect to Class B and Class C shares only, Distribution Plan, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of the Fund's shares. Because of the difference in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

     Subject to guidelines established by the Fund's Board, the Manager intends to retain in the Fund's portfolio Municipal Obligations which are insured under the Mutual Fund Insurance policy and which are in default or in significant risk of default in the payment of principal or interest until the default has been cured or the principal and interest are paid by the issuer or the insurer. In establishing fair value for these securities the Board will give recognition to the value of the insurance feature as well as the market value of the securities. Absent any unusual or unforeseen circumstances, the Manager will recommend valuing these securities at the same price as similar securities of a minimum investment grade (i.e., rated Baa by Moody's or BBB by S&P or Fitch).

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management believes that the Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended July 31, 1997, and the Fund intends to continue to so qualify, so long as such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax-exempt obligations and taxable obligations, if any, and net short-term capital gains), must derive through the end of the Fund's current taxable year less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and must meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     The Code provides that if a shareholder has not held his Fund shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received. In addition, any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Dividends, Distributions and Taxes" in the Prospectus.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain futures or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

     If the Fund were treated as entering into "straddles" by reason of its engaging in certain futures or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and the conversion transaction rules, short-term capital losses on "straddle" positions may be recharacterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

     Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

                             PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

     The Fund's portfolio turnover rate for the fiscal year ended July 31, 1997 was 44.5%. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100% but the turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the Fund's annual portfolio turnover rate may exceed 100% in certain years.

                             PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

     Current yield for the 30-day period ended July 31, 1997 was 3.72% for Class A, 3.39% for Class B and 3.28% for Class C. The yield per Class reflects fee waivers in effect, without which the yield would have been 3.71%, 3.38% and 3.27% for Class A, Class B and Class C, respectively. Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value (or maximum offering price in the case of Class A) per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

     Based upon the 1997 Federal tax rate of 39.60%, the tax equivalent yield for the 30-day period ended July 31, 1997 for Class A was 6.16%, for Class B was 5.61% and for Class C was 5.43%. Absent the fee waiver then in effect, tax equivalent yield for Class A, Class B and Class C would have been 6.14%, 5.60% and 5.41%, respectively. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

     The tax equivalent yield quoted above represents the application of the highest marginal personal income tax rates currently in effect. The tax equivalent yield figure, however, does not include the potential effect of any state or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yield. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     The Fund's average annual total return for the 1 and 3.25 year periods ended July 31, 1997 for Class A was 3.97% and 6.62% and for Class B was 4.28% and 6.81%, respectively. The average annual total return for the 1 and 1.66 year periods ended July 31, 1997 for Class C was 7.08% and 9.40%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

     The total return for Class A for the period May 3, 1994 (commencement of operations) through July 31, 1997 was 23.17%. Based on net asset value per share, the total return for Class A was 28.97% for this period. The total return for Class B for the period May 3, 1994 (commencement of operations) through July 31, 1997 was 23.87%. Without giving effect to the applicable CDSC, the total return for Class B was 26.87% for this period. The total return for Class C for the period December 4, 1995 (initial offering of Class C shares) through July 31, 1997 was 7.41%. Without giving effect to the applicable CDSC, the total return for Class C was 7.41%. Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales charge which, if reflected, would reduce the performance quoted.

     From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and not as representative of the Fund's past or future performance.

     From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to actual or proposed tax legislation. Advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations, such as the Investment Company Institute, and to Morningstar ratings and related analyses supporting such ratings.

     The Fund may compare its performance, directly as well as against inflation, with that of other instruments, such as short-term Treasury bills (which are direct obligations of the U.S. Government), FDIC-insured bank money market accounts and FDIC-insured fixed-rate certificates of deposit. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation.

     From time to time, advertising materials for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to an investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

                           INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

     The Manager's legislative efforts led to the 1976 Congressional amendment to the Code permitting an incorporated mutual fund to pass through tax exempt income to its shareholders. The Manager offered to the public the first incorporated tax exempt fund and currently manages or administers over $24 billion in tax exempt assets.


               TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                        COUNSEL AND INDEPENDENT AUDITORS

          Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended July 31, 1997, the Fund paid the Transfer Agent $9,057.

          The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian.

          Neither the Transfer Agent nor The Bank of New York has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of shares being sold pursuant to the Fund's Prospectus.

          Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.

             FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

          The Fund's Annual Report to Shareholders for the fiscal year ended July 31, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                                    APPENDIX

          Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

          An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

          The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

          Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                                        A

          Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

          General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

          Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                                       BBB

          Of the investment grade, this is the lowest.

          General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

          Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

          Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus designation to show relative standing within the major ratings categories.

Municipal Note Ratings

                                      SP-1

          The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus sign (+) designation.

                                      SP-2

          The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                                       A-1

          This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                                       A-2

          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Municipal Bond Ratings

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                                       Baa

          Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Generally, Moody's applies either a generic rating or a rating with a numerical modifiers of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also applies numerical modifiers of 2 and 3 in each of these categories for bond issue in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

          A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR.

          Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

          Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                  MIG 1/VMIG 1

          This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

          This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch

Municipal Bond Ratings

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

          Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

          Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

          Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

DREYFUS PREMIER MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS

Dear Shareholder:

      We are pleased to report the performance of the Dreyfus Premier Municipal Bond Fund for its fiscal year ended April 30, 1997 as shown in the following table:

                                                                    TOTAL RETURN*             DISTRIBUTION RATE**
                                                                  ________________          ______________________
           Class A................................                      8.03%                        5.57%
           Class B................................                      7.49%                        5.32%
           Class C................................                      7.16%                        5.09%

ECONOMIC REVIEW

          The U.S. economy just kept rolling ahead over the reporting period. Inflation remained subdued. The unemployment rate fell to its lowest level in 24 years, and a surge in tax revenues meant good news for the Administration's budget reduction program. Overall, the economic news has been stellar.

          The economy grew at a robust 5.6% annual rate during the first quarter, the best quarter in nine years. Aided by falling energy prices, and with no sign of shortages of raw materials, inflation remained in check. On the consumer level, the Consumer Price Index (CPI) remained below 3%. Excluding volatile food and energy prices, the CPI is slowing down so far this year, running at an annual rate of 2.5%. Inflation has been further restrained by the strong dollar which has moderated the price of imports and eased potential strains on domestic production capacity.

          The strong economy has put an increasing number of people to work. This tightening of the labor market has been a key factor in the implementation of monetary policy by the Federal Reserve Board's Open Market Committee (FOMC). The unemployment rate has been less than 5.5% since June 1996, the lowest sustained rate since the late 1980s. The rate fell to 4.9% in April of this year, its lowest level in 24 years. So far, neither strong economic growth nor wage increases have resulted in any price pressure at the consumer level. Through the first quarter (the latest available data), total employment costs (including wages and benefits) rose about the same as inflation.

          Renewed confidence, spurred by increasing job security and low inflation, has resulted in a surge in consumer spending. In the first quarter of the year, spending rose 6.4%, almost double the rate of the previous year's fourth quarter. The combined six-month performance was the largest increase in consumer spending over the past ten years. Retail sales have spurted in the early part of this year as well; first quarter results were sharply higher than in the last quarter of 1996. Not surprisingly, industrial production has been building momentum over the reporting period. The latest report on capacity utilization indicated the highest level in two years. So far, while the potential exists for production bottlenecks, prices for raw materials and worker wage demands have remained modest.

          Continued economic growth and the resulting rise in tax revenues have slashed further the Federal budget deficit. Administration officials estimate that this fiscal year's deficit will be about $75 billion, its lowest level in 23 years. Such good news on the deficit could make it easier to negotiate the Administration's bipartisan plan to balance the budget by 2002.

          While we seem to be enjoying the best of all possible economic worlds, the potential for future inflation is what concerns the Fed. Such concern resulted in the March decision by the FOMC, the policy-making arm of the Federal Reserve, to raise the Federal Funds rate one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) The traditional assumption that strong economic growth and low unemployment will eventually result in rising inflation still drives the Fed's monetary policy initiatives. There is little reason to suspect that the Fed will soon change this policy.

MARKET ENVIRONMENT

          Despite the assumption of a twenty-five basis point rate hike incorporated into most long-term securities in advance of the Federal Reserve meeting on March 25, prices of those securities actually fell an additional twenty-five basis points after the announcement, reaching a 7.17% yield on the thirty-year Treasury bellwether bond on April 17. Due to good inflation data, the market later recovered to the 6.85% level, and then retreated to a 7.00% yield, after the FOMC, at its meeting on May 20, decided to hold short-term rates steady. This action normally would have encouraged higher prices, but has instead generated some price erosion.

          The volatility in the general fixed income market belies the remarkable stability of the municipal bond market. Since February 15, the thirty-year Treasury bond has corrected by nearly forty basis points. By comparison, municipal bond futures are off only one and three-quarters points and cash securities (the bonds themselves) are flat to off one point. This substantial outperformance by municipals has led to municipal/Treasury yield ratios which are as low as have been seen in over two years.

PORTFOLIO OVERVIEW

          Your portfolio is made up of securities that are indicative of the relative stability of municipals compared to their taxable counterparts. Many new issue purchases and existing holdings are slightly shorter than the traditional maturity range to enable the Fund to maintain a competitive yield while reducing potential volatility should interest rates change. Over the reporting period the Fund was comprised of many securities with 6% or greater coupons for added stability and income, as well as some 5% to 5-1/4% coupon securities for potential price performance. These barbell strategy-oriented securities provide balance and liquidity, and are in especially high demand by retail and institutional investors. This strategy continues to be utilized due to its success over the past year.

          While there are many strategies at work in the Fund, one of the central themes continues to be emphasizing income. Since August, the Bond Buyer Revenue Bond Index has varied only 15 basis points above or below 5.95%. This narrow range indicator and the expectation of its continuation provide little impetus to make changes to that theme. However, we continue to evaluate the potentially changing financial landscape and stand ready to adjust our positions accordingly.

      Enclosed please find a copy of the recent portfolio holdings for your review.
                                  Very truly yours,
                                  [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
May 16, 1997
New York, NY

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER MUNICIPAL BOND FUND                      APRIL 30, 1997
[Exhibit A]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER MUNICIPAL BOND FUND CLASS A SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

$21,905
Lehman Brothers
Municipal Bond Index*
Dollars
$21,190
Dreyfus Premier
Municipal Bond Fund
(Class A Shares)
*Source: Lehman Brothers
[Exhibit A]


AVERAGE ANNUAL TOTAL RETURNS
                                CLASS A SHARES                                              CLASS B SHARES
__________________________________________________________________     __________________________________________________________
                                                                                                             % Return Reflecting
                                                   % Return                                                 Applicable Contingent
                                                  Reflecting                                     % Return      Deferred Sales
                          % Return Without      Maximum Initial                                 Assuming No     Charge Upon
PERIOD ENDED 4/30/97        Sales Charge       Sales Charge (4.5%)     PERIOD ENDED 4/30/97     Redemption      Redemption*
__________               ________________      __________________      _______________         ____________    _________________

1 Year                         8.03%               3.20%               1 Year                      7.49%            3.49%
5 Year                         7.22                6.23                From Inception (1/15/93)    5.88             5.49
10 Year                        8.29                7.80

                        CLASS C SHARES
__________________________________________________________________
                                             % Return Reflecting
                                            Applicable Contingent
                              % Return         Deferred Sales
                              Assuming         Charge Upon
PERIOD ENDED 4/30/97      No Redemption        Redemption**
_________                _______________     ____________________
1 Year                        7.16%               6.16%
From Inception (7/13/95)      4.64                4.64
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Municipal Bond Fund on 4/30/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund invests primarily in municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                  APRIL 30, 1997
                                                                                                  Principal
Long-Term Municipal Investments-100.0%                                                              Amount           Value
                                                                                                  __________       __________
ALABAMA-.4%
Mobile Industrial Development Board, SWDR, Refunding
    (Mobile Energy Services Co. Project) 6.95%, 1/1/2020....................                    $    2,500,000   $  2,645,175
ARIZONA-.9%
Maricopa County Pollution Control Corporation, PCR, Refunding
    (Public Service Co._New Mexico Project) 6.30%, 12/1/2026................                         5,000,000      4,945,400
CALIFORNIA-2.9%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue:
    6%, 1/1/2034............................................................                         5,000,000      4,880,100
    5%, 1/1/2035............................................................                         8,000,000      6,641,040
Sacramento Cogeneration Authority, Cogeneration Project Revenue
    (Procter & Gamble Project) 6.50%, 7/1/2021..............................                         4,200,000      4,323,858
COLORADO-9.9%
Arapahoe County Capital Improvement Trust Fund, Highway Revenue (E-470 Project):
    Zero Coupon, 8/31/2005..................................................                         2,530,000      1,554,634
    Zero Coupon, 8/31/2007..................................................                         4,000,000      2,186,800
    7%, 8/31/2026...........................................................                        11,000,000     11,777,040
Dawson Ridge, Metropolitan District Number 1, Refunding:
    Zero Coupon, 10/1/2017 (a)..............................................                         9,930,000      2,544,860
    Zero Coupon, 10/1/2022..................................................                        47,535,000      8,664,204
Denver City and County, Airport Revenue:
    7.25%, 11/15/2023.......................................................                        10,000,000     10,757,600
    7.50%, 11/15/2023.......................................................                        11,775,000     12,995,596
    7%, 11/15/2025..........................................................                         4,225,000      4,413,646
CONNECTICUT-.6%
Connecticut Development Authority, First Mortgage Gross Revenue
    (Elim Park Baptist Home, Inc. Project) 9%, 12/1/2020....................                         3,000,000      3,217,140
DELAWARE-.7%
Delaware Housing Authority, MFMR 7%, 5/1/2025...............................                         3,725,000      3,852,097
FLORIDA-2.9%
Florida Ports Financing Commission, Revenue
    (Transportation Trust Fund) 5.375%, 6/1/2027 (Insured; MBIA)............                         2,500,000      2,337,700
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power LP Project) 6.85%, 2/15/2021 (b).......................                         6,750,000      5,037,728
    (Osceola Power LP) 6.95%, 1/1/2022 (b)..................................                         7,500,000      5,566,875
Santa Rosa Bay Bridge Authority, Revenue 6.25%, 7/1/2028....................                         3,000,000      2,977,290
GEORGIA-.7%
Georgia Municipal Electric Authority, Power Revenue, Refunding
    5.50%, 1/1/2020 (Insured; FGIC).........................................                         4,250,000      4,171,375
ILLINOIS-9.3%
Carol Stream, First Mortgage Revenue, Refunding
    (Windsor Park Manor Project) 6.50%, 12/1/2007...........................                         2,000,000      1,979,700

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1997
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT          VALUE
                                                                                                   __________      __________
ILLINOIS (CONTINUED)
Chicago O'Hare International Airport, Special Facility Revenue
    (American Airlines, Inc. Project) 7.875%, 11/1/2025.....................                    $    6,000,000    $ 6,461,640
Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility):
      8.75%, 3/1/2010 (Prerefunded 3/1/1999) (c)............................                         5,458,000      5,954,351
      8.75%, 3/1/2010.......................................................                         1,092,000      1,170,493
      8.50%, 9/1/2010.......................................................                         4,535,000      4,817,213
      8.25%, 8/1/2012.......................................................                         4,080,000      4,298,076
Illinois Health Facilities Authority, Revenue (Beverly Farm Foundation)
    9.125%, 12/15/2015 (Prerefunded 12/15/2000) (c).........................                         2,000,000      2,332,960
Robbins, RRR (Robbins Resource Recovery Partners) 8.375%, 10/15/2016........                        23,500,000     24,468,170
INDIANA-8.2%
East Chicago, PCR, Refunding:
    (Inland Steel Co., Project Number 10) 6.80%, 6/1/2013...................                         7,000,000      7,073,430
    (Inland Steel Co., Project Number 11) 7.125%, 6/1/2007..................                         3,000,000      3,103,470
Indiana Development Finance Authority:
    Environmental Improvement Revenue, Refunding (USX Corp. Project):
      6.15%, 7/15/2022......................................................                         4,000,000      4,005,840
      6.25%, 7/15/2030......................................................                         2,500,000      2,516,225
    PCR, Refunding (Inland Steel Co., Project Number 12) 6.85%, 12/1/2012...                         4,000,000      4,063,960
Indianapolis Airport Authority, Special Facilities Revenue:
    (Federal Express Corp. Project) 7.10%, 1/15/2017........................                         7,500,000      8,083,725
    (United Airlines, Inc. Project) 6.50%, 11/15/2031.......................                        16,250,000     16,519,425
KENTUCKY-1.1%
Perry County, SWDR (TJ International Project):
    7%, 6/1/2024............................................................                         3,500,000      3,627,855
    6.55%, 4/15/2027 (d)....................................................                         2,500,000      2,506,275
LOUISIANA-4.0%
Louisiana Housing Finance Agency, MFHR, Refunding
    (LaBelle Projects) 9.75%, 10/1/2020.....................................                         4,225,000      4,293,952
Louisiana Public Facilities Authority, Student Loan Revenue
    7%, 9/1/2006............................................................                         3,000,000      3,151,110
Parish of West Feliciana, PCR:
    (Gulf States Utilities-II) 7.70%, 12/1/2014.............................                         7,000,000      7,582,890
    (Gulf States Utilities-III) 7.70%, 12/1/2014............................                         6,500,000      7,041,255
MARYLAND-.6%
Maryland Energy Financing Administration, SWDR
    (Wheelabrator Water Projects) 6.45%, 12/1/2016..........................                         3,000,000      3,119,760
MASSACHUSETTS-1.3%
Massachusetts Industrial Finance Agency, Water Treatment Revenue
    (American Hingham) 6.95%, 12/1/2035.....................................                         2,640,000      2,740,742

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1997
                                                                                                 PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                        AMOUNT           VALUE
                                                                                                  __________      __________
MASSACHUSETTS (CONTINUED)
Massachusetts Water Resource Authority 5%, 12/1/2016 (Insured; MBIA)........                    $    5,000,000   $  4,587,200
MICHIGAN-1.2%
Wayne Charter County, Special Airport Facilities Revenue, Refunding
    (Northwest Airlines, Inc.) 6.75%, 12/1/2015.............................                         5,000,000      5,154,050
Wayne County Building Authority 8%, 3/1/2017 (Prerefunded 3/1/2002) (c).....                         1,500,000      1,719,210
NEVADA-2.5%
Clark County, IDR (Southwest Gas Corp.) 7.50%, 9/1/2032.....................                        13,000,000     13,991,900
NEW JERSEY-7.6%
Camden County Pollution Control Financing Authority, Solid Waste RRR
    7.50%, 12/1/2010........................................................                         2,000,000      2,040,160
New Jersey Economic Development Authority, First Mortgage Gross Revenue
    (The Evergreens) 9.25%, 10/1/2022.......................................                        15,000,000     16,816,050
New Jersey Sports and Exposition Authority, Revenue, Refunding
    (Monmouth Park) 8%, 1/1/2025............................................                         4,000,000      4,403,520
New Jersey Transportation Trust Fund Authority, Refunding
    (Transportation System) 5%, 6/15/2015 (Insured; MBIA)...................                        10,000,000      9,316,300
Union County Utilities Authority, Solid Waste Revenue 7.20%, 6/15/2014......                         9,500,000      9,741,965
NEW MEXICO-1.5%
Farmington, PCR:
    Refunding (Public Service Co.-San Juan Project) 6.375%, 4/1/2022........                         5,000,000      4,976,800
    (Tucson Electric Power Company of San Juan) 6.95%, 10/1/2020............                         3,000,000      3,058,290
NEW YORK-10.4%
New York City:
    8%, 6/1/2000............................................................                         2,190,000      2,401,488
    7.50%, 2/1/2001.........................................................                         5,000,000      5,394,850
    7.10%, 2/1/2009.........................................................                         5,000,000      5,339,300
    7%, 2/1/2020............................................................                        10,000,000     10,581,900
    6.625%, 2/15/2025.......................................................                         7,000,000      7,248,850
New York State Energy Research and Development Authority,
    Electric Facilities Revenue (Long Island Lighting Co.):
      7.15%, 9/1/2019.......................................................                         3,650,000      3,869,511
      7.15%, 6/1/2020.......................................................                         4,000,000      4,240,560
      7.15%, 12/1/2020......................................................                         5,000,000      5,300,700
      7.15%, 2/1/2022.......................................................                         7,500,000      7,951,050
New York State Housing Finance Agency, Service Contract Obligation Revenue
    7.30%, 3/15/2021 (Prerefunded 9/15/2001) (c)............................                         5,000,000      5,578,350
NORTH CAROLINA-2.6%
North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding:
    7%, 1/1/2013............................................................                         3,500,000      3,836,910
    6%, 1/1/2014............................................................                         6,750,000      6,613,650

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   APRIL 30, 1997
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                  __________      __________
NORTH CAROLINA (CONTINUED)
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue,
    Refunding 5.375%, 1/1/2020 (Insured; AMBAC).............................                    $    4,000,000    $ 3,808,520
OKLAHOMA-1.2%
Holdenville Industrial Authority, Correctional Facility Revenue:
    6.60%, 7/1/2010.........................................................                         2,045,000      2,081,135
    6.70%, 7/1/2015.........................................................                         4,625,000      4,724,715
PENNSYLVANIA-6.4%
Beaver County Industrial Development Authority, PCR, Refunding 7.75%, 7/15/2025                      6,000,000      6,543,420
Blair County Hospital Authority, Revenue (Altoona Hospital)
    7.118%, 7/1/2013 (Insured; AMBAC) (e)...................................                         5,000,000      5,505,900
Delaware County Industrial Development Authority, Revenue, Refunding
    (Resource Recovery Facility) 6.20%, 7/1/2019............................                         5,000,000      5,028,250
Lancaster County Hospital Authority, Revenue (Health Center-United Church
    Homes Project) 9.125%, 10/1/2014 (Prerefunded 10/1/1999) (c)............                         1,465,000      1,639,613
Lehigh County General Purpose Authority, Revenue (Wiley House):
    8.75%, 11/1/2014........................................................                         2,000,000      2,079,260
    9.50%, 11/1/2016........................................................                         3,000,000      3,224,220
Montgomery County Higher Education and Health Authority, First Mortgage Revenue
    (AHF/Montgomery, Inc. Project) 10.50%, 9/1/2020.........................                         3,475,000      3,753,070
Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
    (Philadelphia Funding Program) 6.80%, 6/15/2022 (Prerefunded 6/15/2002) (c)                      2,000,000      2,176,380
Philadelphia, Water and Sewer Revenue 7.35%, 9/1/2004.......................                         4,940,000      5,565,355
RHODE ISLAND-.6%
Providence, Special Obligation Tax Increment 6.65%, 6/1/2016................                         3,000,000      3,074,220
TEXAS-12.1%
Alliance Airport Authority, Special Facilities Revenue:
    (American Airlines, Inc. Project) 7%, 12/1/2011.........................                         10,700,000    11,843,188
    (Federal Express Corp. Project) 6.375%, 4/1/2021........................                         5,000,000      5,044,650
Dallas-Fort Worth International Airport Facility, Improvement Revenue:
    (American Airlines, Inc.) 7.50%, 11/1/2025..............................                         8,000,000      8,508,800
    (Delta Airlines, Inc.) 7.125%, 11/1/2026................................                         4,200,000      4,378,668
Gulf Coast Waste Disposal Authority, Revenue
    (Champion International Corp.) 7.45%, 5/1/2026..........................                         7,000,000      7,517,790
Houston Airport System, Special Facilities Improvement Revenue
    (Continental Airline Terminal):
      6.125%, 7/15/2017 (Guaranteed; Continental Airlines Inc.).............                         2,875,000      2,788,233
      6.125%, 7/15/2027 (Guaranteed; Continental Airlines Inc.).............                         6,800,000      6,479,176
Lower Colorado River Authority, PCR
    (Samsung Austin Semiconductor) 6.375%, 4/1/2027.........................                         5,000,000      5,044,550

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    APRIL 30, 1997
                                                                                               PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                      AMOUNT             VALUE
                                                                                            _______________    _______________
TEXAS (CONTINUED)
Rio Grande City Consolidated Independent School District, Public Facilities Corp. LR
    6.75%, 7/15/2010........................................................                    $    6,000,000    $ 6,162,480
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation Center)
    8.20%, 10/1/2012 (Prerefunded 10/1/2002) (c)............................                         8,305,000      9,544,023
UTAH-3.3%
Carbon County, SWDR, Refunding:
    (East Carbon Development Corp.) 9%, 7/1/2012............................                         4,000,000      4,201,760
    (Laidlaw Inc./ECDC Project) 7.50%, 2/1/2010.............................                         3,300,000      3,631,188
    (Sunnyside Cogeneration) 9.25%, 7/1/2018 (f)............................                        15,000,000     10,513,050
VIRGINIA-1.0%
Upper Occoquan Sewer Authority, Regional Sewer Revenue
    5.15%, 7/1/2020 (Insured; MBIA).........................................                         6,000,000      5,559,840
WEST VIRGINIA-1.3%
Upshur County, SWDR (TJ International Project) 7%, 7/15/2025................                         7,000,000      7,277,900
U.S. RELATED-4.8%
Puerto Rico Commonwealth:
    Public Improvement 6.50%, 7/1/2014 (Insured; MBIA)......................                         5,000,000      5,571,200
    Refunding:
      6.25%, 7/1/2013 (Insured; MBIA).......................................                         3,000,000      3,267,330
      6%, 7/1/2014..........................................................                           400,000        403,084
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Revenue, Refunding
    6.25%, 7/1/2013.........................................................                         8,000,000      8,596,320
Puerto Rico Commonwealth Highway and Transportation Authority, Highway
Revenue
    5%, 7/1/2036............................................................                         5,000,000      4,359,300
Puerto Rico Electric Power Authority, Power Revenue 6.25%, 7/1/2017.........                           520,000        537,982
Puerto Rico Telephone Authority, Revenue, Refunding
    6.48%, 1/25/2007 (Insured; MBIA) (e)....................................                         3,950,000      3,964,813
                                                                                                                 _____________
TOTAL INVESTMENTS (cost $536,562,833).......................................                                     $554,964,622
                                                                                                                ==============

DREYFUS PREMIER MUNICIPAL BOND FUND

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               MFMR    Multi-Family Mortgage Revenue
IDR           Industrial Development Revenue                     PCR     Pollution Control Revenue
LR            Lease Revenue                                      RRR     Resources Recovery Revenue
MBIA          Municipal Bond Investors Assurance                 SWDR    Solid Waste Disposal Revenue
                 Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (G)              OR          MOODY'S             OR         STANDARD & POOR'S          PERCENTAGE OF VALUE
 ____                              ________                       _________________          _____________________
AAA                                Aaa                            AAA                               13.5%
A                                  A                              A                                  9.5
BBB                                Baa                            BBB                               38.7
BB                                 Ba                             BB                                13.7
B                                  B                              B                                   .6
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                     24.0
                                                                                                  ________
                                                                                                   100.0%
                                                                                                 =========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Wholly held by the custodian in a segregated account as collateral for a delayed-delivery security.
    (b) Subsequent to April 30, 1997, the owners/developers of the power project filed for protection under the Federal Bankruptcy Code. Although interest payments remain current as of June 5, 1997, this event has resulted in a decline in the market value of this security.
    (c) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (d)  Purchased on a delayed-delivery basis.
    (e) Inverse floater security-the interest rate is subject to change periodically.
    (f)  Non-income producing security; interest payment in default.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
    (h) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                   APRIL 30, 1997
                                                                                                 COST               VALUE
                                                                                             ______________     ______________
ASSETS:                          Investments in securities-See Statement of Investments       $536,562,833       $554,964,622
                                 Cash.......................................                                        5,161,309
                                 Interest receivable........................                                       10,488,120
                                 Receivable for shares of Beneficial Interest subscribed                              565,965
                                 Prepaid expenses...........................                                           41,413
                                                                                                                ______________
                                                                                                                  571,221,429
                                                                                                                ______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       261,362
                                 Due to Distributor.........................                                         160,611
                                 Payable for investment securities purchased                                        2,513,191
                                 Payable for shares of Beneficial Interest redeemed                                   373,527
                                 Accrued expenses...........................                                           50,944
                                                                                                                ______________
                                                                                                                    3,359,635
                                                                                                                ______________
NET ASSETS..................................................................                                     $567,861,794
                                                                                                               ===============
REPRESENTED BY:                  Paid-in capital............................                                     $551,191,744
                                 Accumulated net realized gain (loss) on investments                               (1,731,739)
                                 Accumulated net unrealized appreciation (depreciation)
                                 ......on investments-Note 4                                                       18,401,789
                                                                                                                ______________
NET ASSETS..................................................................                                     $567,861,794
                                                                                                               ===============

                                                        NET ASSET VALUE PER SHARE
                                                   ____________________________________
                                                                           CLASS A              CLASS B             CLASS C
                                                                        ____________         ____________        ____________
Net Assets...............................................               $457,326,987         $109,485,407          $1,049,400
Shares Outstanding..........................................              32,415,496            7,758,931              74,297
NET ASSET VALUE PER SHARE...................................                  $14.11               $14.11              $14.12
                                                                              ======              =======            ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                          YEAR ENDED APRIL 30, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $39,068,835
EXPENSES:                        Management fee-Note 3(a)..................                   $  3,180,718
                                 Shareholder servicing costs-Note 3(c)......                     1,801,936
                                 Distribution fees-Note 3(b)................                       549,961
                                 Registration fees..........................                        89,776
                                 Professional fees..........................                        75,408
                                 Custodian fees.............................                        57,304
                                 Trustees' fees and expenses-Note 3(d)......                        38,109
                                 Prospectus and shareholders' reports.......                        27,092
                                 Loan commitment fees-Note 2................                         3,255
                                 Miscellaneous..............................                        31,507
                                                                                              _____________
                                       TOTAL EXPENSES.......................                                          5,855,066
                                                                                                                 _______________
INVESTMENT INCOME-NET......................................................                                          33,213,769
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                  $  3,461,461
                                 Net unrealized appreciation (depreciation) on investments       7,755,927
                                                                                              _____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         11,217,388
                                                                                                                 _______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $44,431,157
                                                                                                                 ===============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        YEAR ENDED              YEAR ENDED
                                                                                      APRIL 30, 1997          APRIL 30, 1996
                                                                                    _________________      __________________
OPERATIONS:
    Investment income-net..................................................            $ 33,213,769            $ 35,452,066
    Net realized gain (loss) on investments.................................              3,461,461              13,702,073
    Net unrealized appreciation (depreciation) on investments...............              7,755,927             (13,168,792)
                                                                                    _________________      ___________________
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...             44,431,157              35,985,347
                                                                                    _________________      __________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares........................................................            (27,382,313)            (29,748,887)
      Class B shares........................................................             (5,784,609)             (5,700,103)
      Class C shares........................................................                (46,847)                 (3,076)
    Net realized gain on investments:
      Class A shares........................................................               (246,714)                   ____
      Class B shares........................................................                (57,569)                   ____
      Class C shares........................................................                   (447)                   ____
                                                                                    _________________      __________________
          TOTAL DIVIDENDS...................................................            (33,518,499)            (35,452,066)
                                                                                    _________________      __________________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares........................................................             97,168,956              40,674,840
      Class B shares.......................................................              13,717,368              19,195,766
      Class C shares.....................................................                 1,639,929                 359,668
    Dividends reinvested:
      Class A shares........................................................             15,604,972              17,177,404
      Class B shares........................................................              3,291,903               3,289,792
      Class C shares........................................................                 30,755                   2,003
    Cost of shares redeemed:
      Class A shares........................................................           (138,425,542)            (80,027,504)
      Class B shares........................................................            (16,411,365)            (14,906,844)
      Class C shares........................................................               (983,046)                (10,150)
                                                                                    _________________      __________________
          INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS       (24,366,070)            (14,245,025)
                                                                                    _________________      __________________
            TOTAL INCREASE (DECREASE) IN NET ASSETS.........................            (13,453,412)            (13,711,744)
NET ASSETS:
    Beginning of Period................................................                 581,315,206             595,026,950
                                                                                    _________________      ___________________
    End of Period...................................................                  $ 567,861,794           $ 581,315,206
                                                                                    ================        ================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                     SHARES
                                                                                       ___________________________________
                                                                                         YEAR ENDED          YEAR ENDED
                                                                                       APRIL 30, 1997       APRIL 30, 1996
                                                                                      _________________    _________________
CAPITAL SHARE TRANSACTIONS:
    CLASS A
    ________
    Shares sold............................................................               6,879,873               2,877,435
    Shares issued for dividends reinvested.................................               1,104,332               1,202,513
    Shares redeemed........................................................            (9,791,371)               (5,613,780)
                                                                                      _________________    _________________
                                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (1,807,166)             (1,533,832)
                                                                                      =================   ==================

    CLASS B
    ________
    Shares sold............................................................                 971,997               1,363,135
    Shares issued for dividends reinvested.................................                 232,925                 230,256
    Shares redeemed........................................................              (1,164,445)             (1,045,329)
                                                                                      _________________    _________________
                                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING         40,477                 548,062
                                                                                      =================   ==================

    CLASS C*
    _________
    Shares sold............................................................                 117,036                  25,139
    Shares issued for dividends reinvested.................................                   2,175                     141
    Shares redeemed........................................................                 (69,481)                   (713)
                                                                                      _________________    _________________
                                       NET INCREASE (DECREASE) IN SHARES OUTSTANDING         49,730                  24,567
                                                                                      =================   ==================

*  From July 13, 1995 (commencement of initial offering) to April 30, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS

          Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    CLASS A SHARES
                                                           _____________________________________________________________
                                                                                 YEAR ENDED APRIL 30,
                                                           _____________________________________________________________
PER SHARE DATA:                                             1997          1996          1995          1994          1993
                                                          ______         ______       ______        ______        ______
    Net asset value, beginning of period.........         $13.85        $13.86        $13.81        $14.45        $13.75
                                                          ______         ______       ______        ______        ______
    INVESTMENT OPERATIONS:
    Investment income-net.......................             .82           .86           .84           .89           .92
    Net realized and unrealized gain (loss)
      on investments.............................            .27          (.01)          .05          (.59)          .91
                                                          ______         ______       ______        ______        ______
    TOTAL FROM INVESTMENT OPERATIONS.............           1.09           .85           .89           .30          1.83
                                                          ______         ______       ______        ______        ______
    DISTRIBUTIONS:
    Dividends from investment income-net.........           (.82)         (.86)        (.84)          (.89)         (.92)
    Dividends from net realized gain on investments         (.01)           --          --            (.05)         (.21)
                                                          ______         ______       ______        ______        ______
    TOTAL DISTRIBUTIONS..........................           (.83)         (.86)         (.84)         (.94)        (1.13)
                                                          ______         ______       ______        ______        ______
    Net asset value, end of period...............         $14.11        $13.85        $13.86        $13.81        $14.45
                                                         ========       =======      =======        ======       =======
TOTAL INVESTMENT RETURN*.........................          8.03%         6.08%         6.72%         1.84%        13.76%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......           .91%          .92%          .92%          .85%          .74%
    Ratio of net investment income to average net assets.. 5.84%         5.98%         6.16%         6.01%         6.43%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........            --            --            --           .06%          .20%
    Portfolio Turnover Rate......................         28.17%        36.59%        38.60%        22.15%        30.99%
    Net Assets, end of period (000's Omitted)....      $457,327       $474,044      $495,616      $546,036      $526,606
------------------------
*  Exclusive of sales load.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

          Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                    CLASS B SHARES
                                                           _____________________________________________________________
                                                                                 YEAR ENDED APRIL 30,
                                                           _____________________________________________________________
PER SHARE DATA:                                             1997          1996          1995          1994          1993(1)
                                                          ______         ______       ______        ______        ______
    Net asset value, beginning of period.........         $13.85         $13.86       $13.81        $14.45        $14.02
                                                          ______         ______       ______        ______        ______
    INVESTMENT OPERATIONS:
    Investment income-net.......................             .75           .78           .77           .80           .24
    Net realized and unrealized gain (loss)
      on investments.............................            .27          (.01)          .05          (.59)          .43
                                                          ______         ______       ______        ______        ______
    TOTAL FROM INVESTMENT OPERATIONS.............           1.02           .77           .82           .21           .67
                                                          ______         ______       ______        ______        ______
    DISTRIBUTIONS:
    Dividends from investment income-net.........           (.75)         (.78)         (.77)         (.80)         (.24)
    Dividends from net realized gain on investments         (.01)           --           --           (.05)           --
                                                          ______         ______       ______        ______        ______
    TOTAL DISTRIBUTIONS..........................           (.76)         (.78)         (.77)         (.85)         (.24)
                                                          ______         ______       ______        ______        ______
    Net asset value, end of period...............         $14.11        $13.85        $13.86        $13.81        $14.45
                                                          ======        =======      =======       ========      ========
TOTAL INVESTMENT RETURN(2)....................             7.49%         5.53%         6.15%         1.26%        16.80%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......          1.43%         1.43%         1.44%         1.40%         1.15%(3)
    Ratio of net investment income to average net assets   5.33%         5.46%         5.62%         5.33%         5.13%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager......               --           --            --            .05%          .10%(3)
    Portfolio Turnover Rate......................         28.17%        36.59%        38.60%        22.15%        30.99%
    Net Assets, end of period (000's Omitted)...        $109,485      $106,931       $99,411       $95,643       $19,855
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

          Contained below is per share operating performance data for a share of
Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                                                                   CLASS C SHARES
                                                                                           ______________________________
                                                                                                YEAR ENDED APRIL 30,
                                                                                           ______________________________
PER SHARE DATA:                                                                              1997                1996(1)
                                                                                           ________             ________
    Net asset value, beginning of period....................................               $13.87                 $14.28
                                                                                           ________             ________
    INVESTMENT OPERATIONS:
    Investment income-net..................................................                   .72                    .60
    Net realized and unrealized gain (loss)
      on investments........................................................                  .26                   (.41)
                                                                                           ________             ________
    TOTAL FROM INVESTMENT OPERATIONS........................................                  .98                    .19
                                                                                           ________             ________
    DISTRIBUTIONS:
    Dividends from investment income-net....................................                 (.72)                 (.60)
    Dividends from net realized gain on investments.........................                 (.01)                   __
                                                                                           ________             ________
    TOTAL DISTRIBUTIONS.....................................................                 (.73)                 (.60)
                                                                                           ________             ________
    Net asset value, end of period..........................................               $14.12                $13.87
                                                                                          ========              =========
TOTAL INVESTMENT RETURN(2)..................................................                7.16%                 1.56%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                1.64%                 1.77%(3)
    Ratio of net investment income to average net assets....................                5.01%                 4.84%(3)
    Portfolio Turnover Rate.................................................               28.17%                36.59%
    Net Assets, end of period (000's Omitted)...............................               $1,049                   $340
(1)    From July 13, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-Significant Accounting Policies:

          Dreyfus Premier Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

          On January 8, 1997, the Fund's Trustees approved a change of the Fund's name, effective March 31, 1997, from Premier Municipal Bond Fund to Dreyfus Premier Municipal Bond Fund.

          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares:
Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") on redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

          The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

          (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

          (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

          (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

DREYFUS PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

          (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

          The Fund has an unused capital loss carryover of approximately $1,777,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. If not applied, the carryover expires in fiscal 2003.

NOTE 2-Bank Line of Credit:

          The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the line of credit.

NOTE 3-Management Fee and Other Transactions With Affiliates:

          (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

          Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $4,270 during the period ended April 30, 1997 from commissions earned on sales of the Fund's shares.

          (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $542,946 was charged to the Fund for the Class B shares and $7,015 was charged to the Fund for the Class C shares.

          (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $1,171,970, $271,473 and $2,338 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

          The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $262,310, during the period ended April 30, 1997.

          (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4-Securities Transactions:

          The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997, amounted to $159,078,762 and $178,345,435, respectively.

          At April 30, 1997, accumulated net unrealized appreciation on investments was $18,401,789, consisting of $29,240,490 gross unrealized appreciation and $10,838,701 gross unrealized depreciation.

          At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Premier Municipal Bond Fund

          We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Municipal Bond Fund, including the statement of investments, as of April 30, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Municipal Bond Fund at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young signature logo]

New York, New York
June 5, 1997


DREYFUS PREMIER MUNICIPAL BOND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

          In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income_net during its fiscal year ended April 30, 1997 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

          As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.


Dreyfus Premier
Municipal Bond Fund
200 Park Avenue
New York, NY 10166
Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
Custodian
The Bank of New York
90 Washington Street
New York, NY 10286
Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                        022/612AR974
[lion2hres logo]
Registration Mark

Annual Report
Dreyfus
Premier Municipal
Bond Fund
April 30, 1997


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN PREMIER MUNICIPAL BOND FUND CLASS A SHARES AND
THE LEHMAN BROTHERS MUNICIPAL BOND INDEX


EXHIBIT A:


              LEHMAN         PREMIER
 PERIOD      BROTHERS       MUNICIPAL
            MUNICIPAL       BOND FUND
           BOND INDEX * (CLASS A SHARES)

4/30/87          10,000            9,553
4/30/88          10,875            9,901
4/30/89          11,846           11,300
4/30/90          12,699           12,005
4/30/91          14,158           13,461
4/30/92          15,504           14,954
4/30/93          17,466           17,012
4/30/94          17,843           17,325
4/30/95          19,030           18,489
4/30/96          20,542           19,614
4/30/97          21,905           21,190


* Source: Lehman Brothers

DREYFUS PREMIER MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS

Dear Shareholder:

          We are pleased to report the performance for the Dreyfus Premier Municipal Bond Fund for the six-month period ended October 31, 1997 as shown in the following table:

                                                                                                   Annualized
                                                                    Total Return*             Distribution Rate**
                                                                    ___________                ________________
           Class A Shares.........................                      7.11%                        5.20%
           Class B Shares.........................                      6.84%                        4.94%
           Class C Shares.........................                      6.78%                        4.72%

Economic Review

          With the level of inflation as low as it has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (the "GDP") - the dollar total of all goods and services produced in the United States - has grown in excess of 3% for each of the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.

          The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (the "FOMC"), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997, when the FOMC increased the Federal Funds rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

          Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.

          In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price Index (a measure of the average change in the prices paid by urban consumers for a fixed market basket of goods and services) and the Producer Price Index (a measure of the average change in the prices of all commodities, at all stages of processing, produced for sale in primary markets in the United States). The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a low level unmatched in 23 years.

          Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.

Market Environment

          Renewed concerns regarding Asia and Latin America have resulted in an international flight to quality and projections of the U.S. economy slowing down due to diminished exports. In U.S. fixed income securities, these consequences have raised prices, an appreciation from already high price levels, and further lowered yield levels. The timing comes on the heels of many strong recent economic indicators, especially on employment and housing, that show signs of potential inflation that could push market prices lower.

          These strong opposing forces have generated a potential dilemma for bond market participants. With only potential evidence of weakness in the economy, the 30-year Treasury bond's yield has been pushed to the 6.10% level. Participants must now decide if they should position themselves for a run below 6%. More importantly, the question arises whether a new level of interest rates is sustainable from global currency devaluation and foreign economic weakness alone. Anticipated information on U.S. wage pressures and retail sales should provide needed conviction to many participants' sentiments.

The Portfolio

          While global forces have recently gripped the fundamental market direction, new issuance has also reemerged as the dominant technical market force in the municipal arena. Lower yield levels have encouraged many municipal authorities to issue new debt or refinance older, higher cost debt. Despite the increase in supply, most issues are absorbed with relative ease. In the Fund, many existing holdings have become premium bonds (evaluated above par) due to appreciation. Our investment approach has concentrated on longer intermediate (15-18 years) paper or other bonds that are expected to perform in a similar manner. We continue to focus on shortening maturities and lengthening call features to influence bond selection. Additionally, we have added some income oriented securities. If rates stabilize in the current ranges, we feel that higher income paper should perform well and be defensive against discount alternatives.

                              Very truly yours,

                              [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
November 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                         OCTOBER 31, 1997 (UNAUDITED)

                                                                                                     Principal
Long-Term Municipal Investments-99.4%                                                                 Amount            Value
                                                                                                       _______        _______
Alabama-.5%
Mobile Industrial Development Board, SWDR, Refunding
  (Mobile Energy Services Co. Project) 6.95%, 1/1/2020......................                    $    2,500,000 $    2,744,400
Arizona-1.8%
Maricopa County Pollution Control Corporation, PCR, Refunding
  (Public Service Co.-New Mexico Project) 6.30%, 12/1/2026..................                         5,000,000      5,273,150
Pima County Industrial Development Authority, Industrial Revenue
  (Tucson Electric Power Company) 6.10%, 9/1/2025...........................                         5,000,000      5,059,300
California-3.3%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue:
  6%, 1/1/2034..............................................................                         5,000,000      5,177,650
  5%, 1/1/2035..............................................................                         8,000,000      7,298,560
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue
  (Senior Lien) 5%, 1/1/2033................................................                         6,500,000      6,005,740
Colorado-9.2%
Arapahoe County Capital Improvement Trust Fund, Highway Revenue (E-470
Project):
  Zero Coupon, 8/31/2005....................................................                         2,530,000      1,780,589
  Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005) (a)........................                         4,000,000      2,512,240
  7%, 8/31/2026 (Prerefunded 8/31/2005) (a).................................                        11,000,000     13,042,700
Dawson Ridge, Metropolitan District Number 1, Refunding:
  Zero Coupon, 10/1/2017....................................................                         9,930,000      3,409,466
  Zero Coupon, 10/1/2022....................................................                         47,535,000    12,479,839
Denver City and County, Airport Revenue:
  7.50%, 11/15/2023 (Prerefunded 11/15/2004) (a)............................                         2,060,000      2,462,833
  7.50%, 11/15/2023.........................................................                         9,715,000     11,153,111
  7%, 11/15/2025 (Prerefunded 11/15/2001) (a)...............................                           820,000        903,345
  7%, 11/15/2025............................................................                         3,405,000      3,670,522
Connecticut-1.2%
Connecticut Development Authority, First Mortgage Gross Revenue
  (Elim Park Baptist Home, Inc. Project) 9%, 12/1/2020......................                         3,000,000      3,220,980
Mashantucket Western Pequot Tribe, Special Revenue 5.75%, 9/1/2018..........                         3,700,000      3,756,832
Delaware-.7%
Delaware Housing Authority, MFMR 7%, 5/1/2025...............................                         3,725,000      3,925,628
Florida-3.9%
Lee County Industrial Development Authority, Health Care Facilities Revenue
  (Cypress Cove Health Park):
    5.625%, 10/1/2002.......................................................                         2,000,000      2,003,720
    5.875%, 10/1/2004.......................................................                         2,000,000      2,008,340
    6.25%, 10/1/2017........................................................                         3,000,000      3,050,250
    6.375%, 10/1/2025.......................................................                         4,500,000      4,598,460

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             OCTOBER 31, 1997 (UNAUDITED)

                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount            Value
                                                                                                       _______        _______
Florida (continued)
Palm Beach County, Solid Waste IDR:
  (Okeelanta Power LP Project) 6.85%, 2/15/2021 (b).........................                    $    6,750,000    $ 3,408,750
  (Osceola Power LP) 6.95%, 1/1/2022 (b)....................................                         7,500,000      3,750,000
Santa Rosa Bay Bridge Authority, Revenue 6.25%, 7/1/2028....................                         3,000,000      3,144,900
Illinois-8.5%
Carol Stream, First Mortgage Revenue, Refunding
  (Windsor Park Manor Project) 6.50%, 12/1/2007.............................                         2,000,000      2,045,700
Chicago O'Hare International Airport, Special Facility Revenue
  (American Airlines, Inc. Project) 7.875%, 11/1/2025.......................                         6,000,000      6,592,680
Illinois Development Finance Authority, Revenue
  (Community Rehabilitation Providers Facility):
    8.75%, 3/1/2010 (Prerefunded 3/1/1999) (a)..............................                         6,128,000      6,613,705
    8.75%, 3/1/2010.........................................................                           422,000        449,261
    8.50%, 9/1/2010 (Prerefunded 9/1/2000) (a)..............................                         2,985,000      3,376,423
    8.50%, 9/1/2010.........................................................                         1,550,000      1,659,461
    8.25%, 8/1/2012.........................................................                         3,935,000      4,188,689
Illinois Health Facilities Authority, Revenue (Beverly Farm Foundation)
  9.125%, 12/15/2015 (Prerefunded 12/15/2000) (a)...........................                         2,000,000      2,336,080
Robbins, RRR (Robbins Resource Recovery Partners) 8.375%, 10/15/2016........                        19,500,000     20,534,865
Indiana-7.0%
East Chicago, PCR, Refunding:
  (Inland Steel Co., Project Number 10) 6.80%, 6/1/2013.....................                         7,000,000      7,538,860
  (Inland Steel Co., Project Number 11) 7.125%, 6/1/2007....................                         3,000,000      3,385,410
Indiana Development Finance Authority:
  Environmental Improvement Revenue, Refunding (USX Corp. Project):
    6.15%, 7/15/2022........................................................                         4,000,000      4,182,240
    6.25%, 7/15/2030........................................................                         2,500,000      2,635,775
  Exempt Facilities Revenue, Refunding (Inland Steel) 5.75%, 10/1/2011......                         8,500,000      8,604,380
  PCR, Refunding (Inland Steel Co., Project Number 12) 6.85%, 12/1/2012.....                         4,000,000      4,360,480
Indianapolis Airport Authority, Special Facilities Revenue
  (Federal Express Corp. Project) 7.10%, 1/15/2017..........................                         7,500,000      8,422,650
Kentucky-2.2%
Kentucky Economic Development Finance Authority,
  Hospital System Improvement Revenue, Refunding
  (Appalachian Regional Health Center) 5.85%, 10/1/2017 (c).................                         6,000,000      6,010,140
Perry County, SWDR (TJ International Project):
  7%, 6/1/2024..............................................................                         3,500,000      3,806,075
  6.55%, 4/15/2027..........................................................                         2,500,000      2,688,875
Louisiana-2.4%
Louisiana Housing Finance Agency, MFHR, Refunding
  (LaBelle Projects) 9.75%, 10/1/2020.......................................                         4,200,000      4,324,194

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             OCTOBER 31, 1997 (UNAUDITED)

                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount            Value
                                                                                                       _______        _______
Louisiana (continued)
Louisiana Public Facilities Authority, Student Loan Revenue
  7%, 9/1/2006..............................................................                    $    1,900,000    $ 2,031,841
Parish of West Feliciana, PCR (Gulf States Utilities-III) 7.70%, 12/1/2014..                         6,500,000      7,303,855
Maryland-.6%
Maryland Energy Financing Administration, SWDR
  (Wheelabrator Water Projects) 6.45%, 12/1/2016............................                         3,000,000      3,278,760
Massachusetts-.5%
Massachusetts Industrial Finance Agency, Water Treatment Revenue
  (American Hingham) 6.95%, 12/1/2035.......................................                         2,640,000      2,876,650
Michigan-1.3%
Wayne Charter County, Special Airport Facilities Revenue, Refunding
  (Northwest Airlines, Inc.) 6.75%, 12/1/2015...............................                         5,000,000      5,466,250
Wayne County Building Authority 8%, 3/1/2017 (Prerefunded 3/1/2002) (a).....                         1,500,000      1,741,140
Nevada-2.6%
Clark County, IDR (Southwest Gas Corp.) 7.50%, 9/1/2032.....................                        13,000,000     14,512,290
New Jersey-6.2%
Camden County Pollution Control Financing Authority, Solid Waste RRR
  7.50%, 12/1/2010..........................................................                         2,000,000      2,035,340
New Jersey Economic Development Authority, First Mortgage Gross Revenue
  (The Evergreens) 9.25%, 10/1/2022 (Prerefunded 10/1/2002) (a).............                         15,000,000    18,568,800
New Jersey Sports and Exposition Authority, Revenue, Refunding
  (Monmouth Park) 8%, 1/1/2025..............................................                         4,000,000      4,508,320
Union County Utilities Authority, Solid Waste Revenue 7.20%, 6/15/2014......                         9,500,000      9,723,250
New Mexico-1.5%
Farmington, PCR:
  Refunding (Public Service Co.-San Juan Project) 6.375%, 4/1/2022..........                         5,000,000      5,323,350
  (Tucson Electric Power Company of San Juan) 6.95%, 10/1/2020..............                         3,000,000      3,329,760
New York-9.2%
New York City:
  7.10%, 2/1/2009 (Prerefunded 2/1/2002) (a)................................                         4,355,000      4,884,481
  7.10%, 2/1/2009...........................................................                           645,000        708,223
  7%, 2/1/2020..............................................................                        10,000,000     10,942,200
  6.625%, 2/15/2025.........................................................                         7,000,000      7,753,970
New York State Energy Research and Development Authority,
  Electric Facilities Revenue (Long Island Lighting Co.):
    7.15%, 9/1/2019.........................................................                         3,650,000      3,969,667
    7.15%, 6/1/2020.........................................................                         4,000,000      4,350,320
    7.15%, 12/1/2020........................................................                         5,000,000      5,437,900
    7.15%, 2/1/2022.........................................................                         7,500,000      8,156,850
New York State Housing Finance Agency, Service Contract Obligation Revenue
  7.30%, 3/15/2021 (Prerefunded 9/15/2001) (a)..............................                         5,000,000      5,636,300

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             OCTOBER 31, 1997 (UNAUDITED)

                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount            Value
                                                                                                       _______        _______
North Carolina-2.7%
North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding:
  7%, 1/1/2013..............................................................                    $    3,500,000    $ 3,969,000
  6%, 1/1/2014..............................................................                         6,750,000      6,991,515
  5%, 1/1/2021..............................................................                         4,625,000      4,227,759
Ohio-1.5%
Ohio Water Development Authority, Pollution Control Facilites Revenue,
Refunding
  (Cleveland Electric) 6.10%, 8/1/2020......................................                         8,500,000      8,688,700
Oklahoma-1.3%
Holdenville Industrial Authority, Correctional Facility Revenue:
  6.60%, 7/1/2010...........................................................                         2,045,000      2,203,958
  6.70%, 7/1/2015...........................................................                         4,625,000      4,990,375
Pennsylvania-6.5%
Beaver County Industrial Development Authority, PCR, Refunding 7.75%, 7/15/2025                      6,000,000      6,882,180
Blair County Hospital Authority, Revenue (Altoona Hospital)
  7.49%, 7/1/2013 (Insured; AMBAC) (d)......................................                         5,000,000      5,705,150
Delaware County Industrial Development Authority, Revenue, Refunding
  (Resource Recovery Facility) 6.20%, 7/1/2019..............................                         5,000,000      5,329,900
Lancaster County Hospital Authority, Revenue (Health Center-United Church
  Homes Project) 9.125%, 10/1/2014 (Prerefunded 10/1/1999) (a)..............                         1,465,000      1,625,549
Lehigh County General Purpose Authority, Revenue (Wiley House):
  8.75%, 11/1/2014..........................................................                         2,000,000      2,094,180
  9.50%, 11/1/2016..........................................................                         3,000,000      3,287,940
Montgomery County Higher Education and Health Authority, First Mortgage
Revenue
  (AHF/Montgomery, Inc. Project) 10.50%, 9/1/2020...........................                         3,445,000      3,748,849
Pennsylvania Intergovernmental Cooperative Authority, Special Tax Revenue
  (Philadelphia Funding Program) 6.80%, 6/15/2022 (Prerefunded 6/15/2002) (a)                        2,000,000      2,212,300
Philadelphia, Water and Sewer Revenue 7.35%, 9/1/2004.......................                         4,920,000      5,686,192
Rhode Island-.6%
Providence, Special Obligation Tax Increment 6.65%, 6/1/2016................                         3,000,000      3,211,650
Tennessee-1.1%
Shelby County Health Educational and Housing Facilities,
  Multi-Family Housing Board Revenue (Cameron Kirby):
    5.90%, 7/1/2018.........................................................                         3,000,000      3,027,420
    7.25%, 7/1/2023.........................................................                         3,100,000      3,123,808
Texas-13.5%
Alliance Airport Authority, Special Facilities Revenue:
  (American Airlines, Inc. Project) 7%, 12/1/2011...........................                         10,700,000    12,500,168
  (Federal Express Corp. Project) 6.375%, 4/1/2021..........................                         5,000,000      5,326,800

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                            OCTOBER 31, 1997 (UNAUDITED)

                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount            Value
                                                                                                       _______        _______
Texas (continued)
Dallas-Fort Worth International Airport Facility, Improvement Revenue:
  (American Airlines, Inc.) 7.50%, 11/1/2025................................                    $    8,000,000    $ 8,707,520
  (Delta Airlines, Inc.) 7.125%, 11/1/2026..................................                         4,200,000      4,504,248
Gulf Coast Waste Disposal Authority, Revenue
  (Champion International Corp.) 7.45%, 5/1/2026............................                         7,000,000      7,732,900
Houston Airport System, Special Facilities Improvement Revenue
  (Continental Airline Terminal):
    6.125%, 7/15/2017 (Guaranteed; Continental Airline Inc.)................                         8,375,000      8,661,928
    6.125%, 7/15/2027 (Guaranteed; Continental Airline Inc.)................                         6,800,000      7,017,600
Lower Colorado River Authority, PCR (Samsung Austin Semiconductor)
  6.375%, 4/1/2027 (Guaranteed; Samsung Electronics Co. LTD.)...............                         5,000,000      5,319,000
Rio Grande City Consolidated Independent School District, Public Facilities
Corp. LR
  6.75%, 7/15/2010..........................................................                         6,000,000      6,453,900
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation
Center)
  8.20%, 10/1/2012 (Prerefunded 10/1/2002) (a)..............................                         8,005,000      9,400,191
Utah-3.0%
Carbon County, SWDR, Refunding:
  (East Carbon Development Corp.) 9%, 7/1/2012..............................                         4,000,000      4,261,760
  (Laidlaw Inc./ECDC Project) 7.50%, 2/1/2010...............................                         3,300,000      3,786,387
  (Sunnyside Cogeneration) 9.25%, 7/1/2018 (b)..............................                        15,000,000      9,000,000
West Virginia-1.4%
Upshur County, SWDR (TJ International Project) 7%, 7/15/2025................                         7,000,000      7,676,410
U.S. Related-5.2%
Puerto Rico Commonwealth:
  Public Improvement 6.50%, 7/1/2014 (Insured; MBIA)........................                         5,000,000      5,831,600
  Refunding:
    6.25%, 7/1/2013 (Insured; MBIA).........................................                         3,000,000      3,416,100
    6%, 7/1/2014............................................................                           400,000        422,056
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Revenue, Refunding
  6.25%, 7/1/2013...........................................................                         9,000,000     10,075,500
Puerto Rico Commonwealth Highway and Transportation Authority, Highway
Revenue
  5%, 7/1/2036..............................................................                         5,000,000      4,722,750
Puerto Rico Electric Power Authority, Power Revenue 6.25%, 7/1/2017.........                           520,000        554,252
Puerto Rico Telephone Authority, Revenue, Refunding
  7.544%, 1/25/2007 (Insured; MBIA) (d).....................................                         3,950,000      4,280,813
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $522,292,519).......................................................                                     $558,795,073
                                                                                                                =============

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             OCTOBER 31, 1997 (UNAUDITED)

                                                                                                     Principal
Short-Term Municipal Investments-.6%                                                                  Amount            Value
                                                                                                       _______        _______
Florida-.4%
Jacksonville, PCR, Refunding, VRDN
  (Florida Power and Light Company Project) 3.65% (e).......................                    $    2,300,000  $   2,300,000
U.S. Related-.2%
Puerto Rico Commonwealth Government Development Bank, Refunding, VRDN
  3.35% (LOC; Credit Suisse) (e,f)..........................................                         1,000,000      1,000,000
                                                                                                                _____________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $3,300,000).........................................................                                   $    3,300,000
                                                                                                                =============
TOTAL INVESTMENTS-100.0%
  (cost $525,592,519).......................................................                                   $  562,095,073
                                                                                                                =============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MFHR        Multi-Family Housing Revenue
IDR           Industrial Development Revenue                     MFMR        Multi-Family Mortgage Revenue
LOC           Letter of Credit                                   PCR         Pollution Control Revenue
LR            Lease Revenue                                      RRR         Resources Recovery Revenue
MBIA          Municipal Bond Investors Assurance                 SWDR        Solid Waste Disposal Revenue
              Insurance Corporation                              VRDN        Variable Rate Demand Notes

Summary of Combined Ratings
Fitch (g)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       __________________         ___________________
AAA                                Aaa                            AAA                                8.7%
A                                  A                              A                                 13.0
BBB                                Baa                            BBB                               34.6
BB                                 Ba                             BB                                16.9
B                                  B                              B                                  1.4
F-1+ & F-1                         MIG1, VMIG1 & P1               SP1 & A1                            .6
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                     24.8
                                                                                                   _____
                                                                                                   100.0%
                                                                                                   =====

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)   Non-income producing security; interest
          payment in default.
    (c)   Purchased on a delayed-delivery basis.
    (d) Inverse floater security-the interest rate is subject to change periodically.
    (e) Security payable on demand. The interest rate,which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (f)   Secured by letters of credit.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
    (h) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                              OCTOBER 31, 1997 (UNAUDITED)
                                                                                                          Cost          Value
                                                                                                         _____          _____
ASSETS:                          Investments in securities-See Statement of Investments           $525,592,519   $562,095,073
                                 Interest receivable........................                                        9,669,040
                                 Receivable for investment securities sold..                                        9,493,180
                                 Receivable for shares of Beneficial Interest subscribed                              168,474
                                 Prepaid expenses...........................                                           13,231
                                                                                                                 ____________
                                                                                                                   581,438,998
                                                                                                                 ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       282,625
                                 Due to Distributor.........................                                         170,860
                                 Payable for investment securities purchased                                        6,026,490
                                 Payable for shares of Beneficial Interest redeemed                                   476,727
                                 Accrued expenses and other liabilities.....                                          256,507
                                                                                                                 ____________
                                                                                                                    7,213,209
                                                                                                                 ____________
NET ASSETS..................................................................                                     $574,225,789
                                                                                                                 ============
REPRESENTED BY:                  Paid-in capital............................                                     $534,127,344
                                 Accumulated undistributed investment income-net                                      247,776
                                 Accumulated net realized gain (loss) on investments                                3,348,115
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 4.....................                                       36,502,554
                                                                                                                 ____________
NET ASSETS..................................................................                                     $574,225,789
                                                                                                                 ============

                                                                                             NET ASSET VALUE PER SHARE
                                                                                             _________________________
                                                                                      Class A          Class B        Class C
                                                                                      _______          _______        _______
Net Assets..................................................                     $455,563,069     $116,514,582     $2,148,138
Shares Outstanding..........................................                       30,992,831        7,924,850        145,960
NET ASSET VALUE PER SHARE...................................                           $14.70           $14.70         $14.72
                                                                                       ======           ======         ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                         SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $18,809,555
EXPENSES:                        Management fee-Note 3(a)...................                      $  1,581,594
                                 Shareholder servicing costs-Note 3(c)......                           918,953
                                 Distribution fees-Note 3(b)................                           291,874
                                 Registration fees..........................                            37,583
                                 Professional fees..........................                            30,700
                                 Custodian fees.............................                            27,363
                                 Prospectus and shareholders' reports.......                            19,075
                                 Trustees' fees and expenses-Note 3(d)......                            16,852
                                 Loan commitment fees-Note 2................                             3,658
                                 Miscellaneous..............................                            14,087
                                                                                                  ____________
                                       Total Expenses.......................                                        2,941,739
                                                                                                                  ___________
INVESTMENT INCOME-NET.......................................................                                       15,867,816
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                      $  5,079,854
                                 Net unrealized appreciation (depreciation) on investments          18,100,765
                                                                                                  ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       23,180,619
                                                                                                                 ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $39,048,435
                                                                                                                 ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Six Months Ended
                                                                                              October 31, 1997   Year Ended
                                                                                                (Unaudited)    April 30, 1997
                                                                                              ________________ ______________
OPERATIONS:
  Investment income-net....................................................                      $  15,867,816  $  33,213,769
  Net realized gain (loss) on investments..................................                          5,079,854      3,461,461
  Net unrealized appreciation (depreciation) on investments................                         18,100,765      7,755,927
                                                                                              ________________ ______________
      Net Increase (Decrease) in Net Assets Resulting from Operations......                         39,048,435     44,431,157
                                                                                              ________________ ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares.........................................................                        (12,716,068)   (27,382,313)
    Class B shares.........................................................                         (2,865,658)    (5,784,609)
    Class C shares.........................................................                            (38,314)       (46,847)
  Net realized gain on investments:
    Class A shares.........................................................                               ----       (246,714)
    Class B shares.........................................................                               ----        (57,569)
    Class C shares.........................................................                               ----           (447)
                                                                                              ________________ ______________
      Total Dividends......................................................                        (15,620,040)   (33,518,499)
                                                                                              ________________ ______________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.........................................................                         50,976,858     97,168,956
    Class B shares.........................................................                          9,182,652     13,717,368
    Class C shares.........................................................                          1,017,480      1,639,929
  Dividends reinvested:
    Class A shares.........................................................                          7,078,897     15,604,972
    Class B shares.........................................................                          1,570,309      3,291,903
    Class C shares.........................................................                             15,431         30,755
  Cost of shares redeemed:
    Class A shares.........................................................                        (78,567,567)  (138,425,542)
    Class B shares.........................................................                         (8,338,020)   (16,411,365)
    Class C shares.........................................................                               (440)      (983,046)
                                                                                              ________________ ______________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                      (17,064,400)   (24,366,070)
                                                                                              ________________ ______________
        Total Increase (Decrease) in Net Assets............................                          6,363,995    (13,453,412)
NET ASSETS:
  Beginning of Period......................................................                        567,861,794    581,315,206
                                                                                              ________________ ______________
  End of Period............................................................                       $574,225,789   $567,861,794
                                                                                              ================ ==============
Undistributed investment income-net........................................                  $         247,776           ----
                                                                                              ________________ ______________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                            Shares

                                                                                            ___________________________________

                                                                                              Six Months Ended
                                                                                              October 31, 1997   Year Ended
                                                                                                 (Unaudited)   April 30, 1997
                                                                                              ________________ ______________
CAPITAL SHARE TRANSACTIONS:
    Class A
    _______
    Shares sold............................................................                          3,521,381      6,879,873
    Shares issued for dividends reinvested.................................                            487,669      1,104,332
    Shares redeemed........................................................                         (5,431,715)    (9,791,371)
                                                                                                    __________     __________
                                       Net Increase (Decrease) in Shares Outstanding                (1,422,665)    (1,807,166)
                                                                                                    ==========     ==========
    Class B
    ________
    Shares sold............................................................                            634,645        971,997
    Shares issued for dividends reinvested.................................                            108,139        232,925
    Shares redeemed........................................................                           (576,865)    (1,164,445)
                                                                                                    __________     __________
                                       Net Increase (Decrease) in Shares Outstanding                   165,919         40,477
                                                                                                    ==========     ==========
    Class C
    _______
    Shares sold............................................................                             70,631        117,036
    Shares issued for dividends reinvested.................................                              1,062          2,175
    Shares redeemed........................................................                                (30)       (69,481)
                                                                                                    __________     __________
                                       Net Increase (Decrease) in Shares Outstanding                    71,663         49,730
                                                                                                    ==========     ==========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS

          Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                        Class A Shares
                                                           __________________________________________________________________
                                                               Six Months Ended
                                                               October 31, 1997             Year Ended April 30,
                                                                               _____________________________________________
PER SHARE DATA:                                                 (Unaudited)         1997     1996     1995     1994     1993
                                                                 __________         _____    _____    _____    _____    _____
    Net asset value, beginning of period..                         $14.11          $13.85   $13.86   $13.81   $14.45   $13.75
                                                                    _____           _____    _____    _____    _____    _____
    Investment Operations:
    Investment income-net.................                            .41             .82      .86      .84      .89      .92
    Net realized and unrealized gain (loss)
      on investments......................                            .58             .27     (.01)     .05     (.59)     .91
                                                                    _____           _____    _____    _____    _____    _____
    Total from Investment Operations......                            .99            1.09      .85      .89      .30     1.83
                                                                    _____           _____    _____    _____    _____    _____
    Distributions:
    Dividends from investment income-net..                           (.40)           (.82)    (.86)    (.84)    (.89)    (.92)
    Dividends from net realized gain on investments                     -            (.01)       -        -     (.05)    (.21)
                                                                    _____           _____    _____    _____    _____    _____
    Total Distributions...................                           (.40)           (.83)    (.86)    (.84)    (.94)   (1.13)
                                                                    _____           _____    _____    _____    _____    _____
    Net asset value, end of period........                         $14.70          $14.11   $13.85   $13.86   $13.81   $14.45
                                                                    =====           =====    =====    =====    =====    =====
TOTAL INVESTMENT RETURN (1)...............                          14.10%(2)        8.03%    6.08%    6.72%    1.84%   13.76%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                           .92%(2)         .91%     .92%     .92%     .85%     .74%
    Ratio of net investment income to average
      net assets..........................                           5.62%(2)        5.84%    5.98%    6.16%    6.01%    6.43%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                              -               -        -        -      .06%     .20%
    Portfolio Turnover Rate...............                          14.15%(3)       28.17%   36.59%   38.60%   22.15%   30.99%
    Net Assets, end of period (000's Omitted)                    $455,563        $457,327 $474,044 $495,616 $546,036 $526,606
(1)    Exclusive of sales load.
(2)    Annualized.
(3)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                        Class B Shares
                                                           __________________________________________________________________
                                                               Six Months Ended
                                                               October 31, 1997             Year Ended April 30,
                                                                               _____________________________________________
PER SHARE DATA:                                                 (Unaudited)         1997     1996     1995     1994     1993(1)
                                                                 __________         _____    _____    _____    _____    _____
    Net asset value, beginning of period..                         $14.11          $13.85   $13.86   $13.81   $14.45   $14.02
                                                                    _____           _____    _____    _____    _____    _____
    Investment Operations:
    Investment income-net.................                            .37             .75      .78      .77      .80      .24
    Net realized and unrealized gain (loss)
      on investments......................                            .59             .27     (.01)     .05     (.59)     .43
                                                                    _____           _____    _____    _____    _____    _____
    Total from Investment Operations......                            .96            1.02      .77      .82      .21      .67
                                                                    _____           _____    _____    _____    _____    _____
    Distributions:
    Dividends from investment income-net..                           (.37)           (.75)    (.78)    (.77)    (.80)    (.24)
    Dividends from net realized gain on investments                     -            (.01)       -        -     (.05)       -
                                                                    _____           _____    _____    _____    _____    _____
    Total Distributions...................                           (.37)           (.76)    (.78)    (.77)    (.85)    (.24)
                                                                    _____           _____    _____    _____    _____    _____
    Net asset value, end of period........                         $14.70          $14.11   $13.85   $13.86   $13.81   $14.45
                                                                    =====           =====    =====    =====    =====    =====
TOTAL INVESTMENT RETURN(2)................                          13.57%(3)        7.49%    5.53%    6.15%    1.26%   16.80%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                          1.43%(3)        1.43%    1.43%    1.44%    1.40%    1.15%(3)
    Ratio of net investment income to average
      net assets..........................                           5.10%(3)        5.33%    5.46%    5.62%    5.33%    5.13%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                              -               -        -        -      .05%     .10%(3)
    Portfolio Turnover Rate...............                          14.15%(4)       28.17%   36.59%   38.60%   22.15%   30.99%
    Net Assets, end of period (000's Omitted)                    $116,515        $109,485 $106,931  $99,411  $95,643  $19,855
(1)    From January 15, 1993 (commencement of initial offering) to April 30, 1993.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

          Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                        Class C Shares
                                                                         _____________________________________________
                                                                          Six Months Ended
                                                                          October 31, 1997        Year Ended April 30,
                                                                                                 _____________________
PER SHARE DATA:                                                             (Unaudited)            1997          1996(1)
                                                                             _________            _____         _____
    Net asset value, beginning of period.......................              $14.12              $13.87        $14.28
                                                                              _____              _____          _____
    Investment Operations:
    Investment income-net......................................                 .35                .72            .60
    Net realized and unrealized gain (loss)
      on investments...........................................                 .60                .26           (.41)
                                                                              _____              _____          _____
    Total from Investment Operations...........................                 .95                .98            .19
                                                                              _____              _____          _____
    Distributions:
    Dividends from investment income-net.......................                (.35)              (.72)          (.60)
    Dividends from net realized gain on investments............                  -                (.01)             -
                                                                              _____              _____          _____
    Total Distributions........................................                (.35)              (.73)          (.60)
                                                                              _____              _____          _____
    Net asset value, end of period.............................              $14.72             $14.12         $13.87
                                                                              =====              =====          =====
TOTAL INVESTMENT RETURN(2).....................................               13.45%(3)           7.16%         1.56%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................                1.66%(3)           1.64%         1.77%(3)
    Ratio of net investment income to average
      net assets...............................................                 4.82%(3)           5.01%         4.84%(3)
    Portfolio Turnover Rate....................................                14.15%(4)          28.17%        36.59%
    Net Assets, end of period (000's Omitted)..................               $2,148             $1,049          $340
(1)    From July 13, 1995 (commencement of initial offering) to April 30, 1996.
(2)    Exclusive of sales load.
(3)    Annualized.
(4)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1-Significant Accounting Policies:

          Dreyfus Premier Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in each of the following classes of shares:
Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

          The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

          (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

          (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

          (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

DREYFUS PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

          (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

          The Fund has an unused capital loss carryover of approximately $1,777,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1997. If not applied, the carryover expires in fiscal 2003.

NOTE 2-Bank Line of Credit:

          The Fund participates with other Dreyfus-managed Funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.

NOTE 3-Management Fee and Other Transactions With Affiliates:

          (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

          Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,607 during the period ended October 31, 1997 from commissions earned on sales of the Fund's shares.

          (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1997, the Fund was charged $285,812 and $6,062 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.

          (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $573,980, $142,906 and $2,021 for Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.

          The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $125,433 pursuant to the transfer agency agreement.

DREYFUS PREMIER MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

          (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-Securities Transactions:

          The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $79,549,889 and $99,282,865, respectively.

          At October 31, 1997, accumulated net unrealized appreciation on investments was $36,502,554, consisting of $49,531,402 gross unrealized appreciation and $13,028,848 gross unrealized depreciation.

          At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS PREMIER MUNICIPAL
BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                           022SA9710
Registration Mark
[Dreyfus logo]
Semi-Annual Report
Dreyfus Premier
Municipal
Bond Fund
October 31, 1997
Registration Mark

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:

          We are pleased to report the performance for Dreyfus Premier Insured Municipal Bond Fund for its fiscal year ended July 31, 1997, as shown in the following table:

                                                                    TOTAL RETURN*             DISTRIBUTION RATE**
                                                                    ------------               ---------------
           Class A................................                      8.91%                        4.20%
           Class B................................                      8.28%                        3.90%
           Class C................................                      8.07%                        3.65%

THE ECONOMY

          Optimism about inflation and moderating economic growth brought long-term interest rates to their lowest levels in nearly eighteen months by the end of the reporting period. The Gross Domestic Product (GDP), after a remarkably strong annual growth rate of 4.9% in the first quarter, moderated in the most recent quarter to just 2.2%. A more reluctant consumer was the prime contributor to the slowdown, as evidenced by retail sales, which declined from March through May despite strong job growth and rising incomes. This slowdown helped dispel fears that the economy was growing too quickly and that the Federal Reserve might again raise interest rates as a precaution against a resurgence in inflation. The Federal Open Market Committee ("FOMC"), the policy-making arm of the Federal Reserve, has raised interest rates just once in more than two years. That hike came in March 1997 when the Federal Funds rate was increased by one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

          Inflation has been virtually dormant over the reporting period. The Consumer Price Index (CPI) rose at an annual rate of just 1.4% over the first six months of the year, the lowest rate for the first half of a year since 1986. For the 12-month period ending in June, the CPI gained a modest 2.3%. The GDP price deflator, a Commerce Department inflation gauge, posted its smallest quarterly advance since 1961 when it rose at an annual rate of only 0.7% for the second quarter. Producer prices were even tamer. In June the Producer Price Index fell for the sixth consecutive month, bringing the Index to the same level as twelve months earlier.

          The tight labor market over the reporting period added to concerns about a potential rekindling of inflation. The unemployment rate fell to 4.8% in May, matching a 24-year low; after rising to 5.0% in June, it fell back to 4.8% in July. Despite the robust growth of new jobs, there was little inflationary pressure from rising wages. Over the past year, salaries and wages rose 3.2%, a rate that remained noninflationary because of solid productivity growth, lower energy costs, and a strong dollar that helped keep the prices of imports down. Corporations continued to seek more efficient ways of operating. Business investment in new machinery and technology surged over the reporting period, compensating by efficiency for the thriftiness of consumers. There appears to be growing evidence that these heavy investments in high technology have enabled businesses to gain production efficiencies not readily measured by conventional economic statistics. That may account for the high level of noninflationary growth achieved by the economy.

          Consumer confidence rose throughout the reporting period as incomes grew and the rapid rate of job creation gave workers a greater sense of employment stability. The budget accord between Congress and the administration, and the tax cut proposal announced at the end of July, should help ease investor concern about the Federal deficit. Tax receipts have surged, boosted by rising corporate profits and individual incomes. Early reports indicate that the nation's budget deficit for fiscal year 1997 could be at its lowest level, as a percentage of the total economy, since 1970. Despite all the good economic news, we are mindful that the economy is in its seventh year of low-inflation expansion, and that this is unprecedented. We remain alert to signs of excess that may pose a threat to our present economic and financial stability.

MARKET ENVIRONMENT

          While the markets closed the most recent reporting period on an optimistic note, they were not without sporadic bouts of volatility throughout the year. In late summer and early fall 1996, as attention focused on the tightening of the labor markets and the economy continued to expand at a quickening pace, investors became convinced of an imminent tightening of monetary policy by the FOMC. As such, interest rates were driven to their highest levels in more than a year. As subsequent data showed an abatement in the pace of the economy's rate of growth and the absence of any clear signs of inflationary pressures, market perceptions quickly reversed, sending prices up and interest rates back down to more comfortable levels. These rapid shifts in investors' perceptions of the economy and the appropriate levels of long-term interest rates occurred frequently throughout the year, establishing a broad trading range in prices. With the turn of the calendar into 1997, however, these higher levels proved unsustainable as evidence of the resilience of the economy's current expansion continued to mount. The resulting rise in long-term interest rates foretold the move by the FOMC to assume a more restrictive posture at its March meeting. In the ensuing months, however, there emerged a renewed sense of optimism about the markets with the evolution of a school of thought proposing a "new paradigm" wherein the economy could continue to experience an extended period of steady growth without the attendant surge in inflation we have become accustomed to. This view was so compelling a force in the market that interest rates were propelled to their lowest levels of the entire year.

THE PORTFOLIO

          In managing your Fund's assets during a period of such volatility, a decidedly conservative posture was maintained. During those periods when perceptions became more tentative, emphasis was placed on those securities bearing more muted characteristics of principal volatility and higher levels of tax-free income. At these times higher levels of cash reserves were established in order to further buffer the portfolio from the consequences of a rising interest rate environment. As perceptions became more constructive and prices advanced, trading activity sought to extend portfolio duration in order to capitalize on potential price appreciation inherent in such an environment. By striving to achieve a balanced posture addressing both the generation of tax-free income and a measure of total return reflective of the market in general, your Fund's performance during this reporting period was affected positively. Throughout this process, investment performance was further impacted by enhancing the liquidity and appreciation characteristics of the portfolio, by extending the optional redemption characteristics, and improving the underlying creditworthiness of its holdings.

          We appreciate your investment in the Dreyfus Premier Insured Municipal Bond Fund, and we want to assure you that we are, at all times, working in the Fund's best interest.

                                  Very truly yours,
                                 [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
August 18, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price at the end of the period in the case of Class A shares or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some investors may be subject to the Federal Alternative Minimum Tax.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND                JULY 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
CLASS A SHARES AND CLASS B SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND
INDEX

$12,943
Lehman Brothers
Municipal Bond Index*
Dollars
$12,387
Dreyfus Premier Insured
Municipal Bond Fund
(Class B Shares)
$12,316
Dreyfus Premier Insured
Municipal Bond Fund
(Class A Shares)
*Source: Lehman Brothers

Average Annual Total Returns
                        Class A Shares                                              Class B Shares
------------------------------------------------------------        -------------------------------------------------------------
                                                                                                       % Return Reflecting
                                                % Return                                               Applicable Contingent
                                               Reflecting                                 % Return        Deferred Sales
                          % Return Without   Maximum Initial                             Assuming No       Charge Upon
Period Ended 7/31/97        Sales Charge    Sales Charge (4.5%)  Period Ended 7/31/97    Redemption        Redemption*
--------------------         --------        ---------           ------------              ------          ----------
1 Year                         8.91%            3.97%            1 Year                     8.28%            4.28%
From Inception (5/3/94)        8.14             6.62             From Inception (5/3/94)    7.60             6.81

                        Class C Shares
-------------------------------------------------------------
                                         % Return Reflecting
                                         Applicable Contingent
                              % Return      Deferred Sales
                            Assuming No      Charge Upon
Period Ended 7/31/97         Redemption     Redemption**
------------                  --------        ---------
1 Year                         8.07%            7.08%
From Inception (12/4/95)       4.40             4.40

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A shares and Class B shares of Dreyfus Premier Insured Municipal Bond Fund on 5/3/94 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/3/94. All dividends and capital gain distributions are reinvested. Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.

The Fund invests primarily in municipal securities which are insured as to the timely payment of principal and interest by recognized insurers of municipal securities. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and the maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall; however, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report. Neither the Fund shares nor the market value of its portfolio securities are insured.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                         JULY 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments-96.6%                                                                Amount          Value
                                                                                                     -------         -------
California-7.7%
California Housing Finance Agency, Revenue 5.70%, 8/1/2016 (Insured; MBIA)..                   $     200,000   $     203,094
California Pollution Control Financing Authority, PCR (Southern California
Edison Co.)
  6.40%, 12/1/2024 (Insured; AMBAC).........................................                         400,000         432,244
Contra Costa, COP (Merrithew Memorial Hospital Project)
  5.375%, 11/1/2017 (Insured; MBIA).........................................                         750,000         756,975
Florida-3.8%
Dade County, Water and Sewer Systems Revenue 5.25%, 10/1/2021 (Insured; FGIC)                        500,000         496,575
Miami Health Facilities Authority, Health Facility Revenue, Refunding
  (Mercy Hospital Project) 5.125%, 8/15/2020 (Insured; AMBAC)...............                         200,000         194,852
Georgia-4.2%
Atlanta and Fulton County Recreation Authority, Revenue, Refunding
  (Downtown Arena Public Improvement Project) 5.375%, 12/1/2026 (Insured; MBIA)                      750,000         753,533
Illinois-12.2%
Chicago Midway Airport, Revenue 6.25%, 1/1/2024 (Insured; MBIA).............                         200,000         212,478
Chicago Wastewater Transmission Revenue:
  6.375%, 1/1/2024 (Insured; MBIA)..........................................                         200,000         220,680
  Refunding, 5.125%, 1/1/2025 (Insured; FGIC)...............................                       1,000,000         976,220
Illinois Health Facilities Authority, Revenue:
  (Northwestern Medical Faculty Foundation-Health Care)
    6.625%, 11/15/2025 (Insured; MBIA)......................................                         500,000         561,610
  Refunding (Lutheran General Health System) 6.25%, 4/1/2018 (Insured; FSA).                         200,000         221,528
Indiana-10.6%
Indiana Health Facility Financing Authority, HR:
  (Lutheran Hospital of Indiana, Inc.) 7%, 2/15/2019 (Insured; AMBAC,
Prerefunded
     2/15/1999) (a).........................................................                         600,000         638,526
  Refunding (Community Hospital of Anderson Project) 6%, 1/1/2014 (Insured; MBIA)                  1,000,000       1,051,170
Lafayette Redevelopment Authority, Redevelopment Lease Rent
  5.95%, 1/1/2020 (Insured; MBIA)...........................................                         200,000         209,712
Iowa-1.9%
Clinton, PCR, Refunding (Interstate Power Co. Project)
  6.35%, 12/1/2012 (Insured; AMBAC).........................................                         300,000         333,177
Massachusetts-11.8%
Massachusetts Housing Finance Agency:
  Housing Revenue, Refunding 6.75%, 7/1/2028 (Insured; AMBAC)...............                       1,000,000       1,071,820
  SFHR 6.60%, 12/1/2026 (Insured; AMBAC)....................................                         995,000       1,056,063
Nevada-1.2%
Clark County Passenger Facility Charge, Revenue, Custodial Receipts
  (Las Vegas McCarran International Airport) 6.25%, 7/1/2022 (Insured; AMBAC)                        200,000         211,584

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                               JULY 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                          Amount           Value
                                                                                                     -------         -------
New Jersey-7.3%
New Jersey Economic Development Authority:
  PCR (Public Service Electric & Gas Co.) 6.40%, 5/1/2032 (Insured; MBIA)...                   $     200,000    $    218,360
New Jersey Economic Development Authority (continued):
  Water Facilities Revenue (NJ American Water Co., Inc. Project)
  6.875%, 11/1/2034 (Insured; FGIC).........................................                         500,000         564,675
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
  6.375%, 10/1/2026 (Insured; MBIA).........................................                         500,000         524,375
New Mexico-5.6%
Farmington, PCR, Refunding (Southern California Edison Co.)
  5.875%, 6/1/2023 (Insured; MBIA)..........................................                         750,000         785,610
Santa Fe 6.30%, 6/1/2024 (Insured; AMBAC, Prerefunded 6/1/2004) (a).........                         200,000         222,390
New York-9.5%
Metropolitan Transportation Authority, Dedicated Tax Fund
  5.25%, 4/1/2026 (Insured; MBIA)...........................................                       1,000,000         992,600
New York State Dormitory Authority, Revenue (Mount Sinai Medical School)
  5.15%, 7/1/2024 (Insured; MBIA)...........................................                         500,000         501,430
New York State Energy, Research and Development Authority, PCR, Refunding
  (Rochester Gas & Electric Project) 6.50%, 5/15/2032 (Insured; MBIA).......                         200,000         217,114
North Dakota-1.2%
Grand Forks Health Care Facilities Revenue (United Hospital Obligated Group)
  6.25%, 12/1/2019 (Insured; MBIA)..........................................                         200,000         216,546
Oklahoma-2.5%
Oklahoma Industries Authority, HR (Baptist Medical Center)
  7%, 8/15/2014 (Insured; AMBAC, Prerefunded 8/15/2000) (a).................                         400,000         440,312
Ohio-2.7%
University of Cincinnati, COP (University of Cincinnati Center Project)
  5.125%, 6/1/2024 (Insured; MBIA)..........................................                         500,000         492,435
South Carolina-1.2%
South Carolina Public Service Authority, Revenue, Refunding
  6.375%, 7/1/2021 (Insured; AMBAC).........................................                         200,000         219,954
Texas-7.1%
Austin, Airport Systems Revenue 6.125%, 11/15/2025 (Insured; MBIA)..........                         500,000         532,345
Gulf Coast Waste Disposal Authority, Revenue, Refunding (Houston Light &
Power Co. Project)
  6.375%, 4/1/2012 (Insured; MBIA)..........................................                         200,000         220,670
South Texas Community College District 5.75%, 8/15/2015 (Insured; AMBAC)....                         500,000         525,505

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                           JULY 31, 1997
                                                                                                    Principal
Long-Term Municipal Investments (continued)                                                           Amount          Value
                                                                                                     -------         -------
Washington-6.1%
Washington, MFMR 7.40%, 1/1/2030 (Insured; FSA).............................                    $  1,000,000    $  1,104,360
                                                                                                                     -------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $16,239,920)........................................................                                     $17,380,522
                                                                                                                     ======
Short-Term Municipal Investments-3.4%
New York-1.7%
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue, VRDN
  3.60% (Insured; FGIC) (b).................................................                   $     300,000   $     300,000
Texas-1.7%
Brazos River Authority, PCR (Texas Utilities Electric Co.) VRDN 3.65% (Insured; AMBAC)               300,000         300,000
                                                                                                                     -------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $600,000)......................                                   $     600,000
                                                                                                                     ======
TOTAL MUNICIPAL INVESTMENTS-100.0% (cost $16,839,920).......................                                     $17,980,522
                                                                                                                     ======

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFMR    Multi-Family Mortgage Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
HR            Hospital Revenue                                   SFHR    Single Family Housing Revenue
                                                                 VRDN    Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                           --------                       ------------------         -------------------
AAA                                Aaa                            AAA                               96.6%
F-1, F-1+                          VMIG1, MIG1, P1                SP1, A1                            3.4
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) At July 31, 1997, 47.4% of the Fund's net assets are insured by MBIA and 30.8% are insured by AMBAC.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                    JULY 31, 1997
                                                                                                    Cost              Value
                                                                                                  -------            -------
ASSETS:                          Investments in securities-See Statement of Investments       $16,839,920        $17,980,522
                                 Cash.......................................                                         114,359
                                 Interest receivable........................                                         220,737
                                 Prepaid expenses...........................                                          36,286
                                                                                                                     -------

                                                                                                                  18,351,904
                                                                                                                     -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         4,694
                                 Due to Distributor.........................                                           8,136
                                 Payable for shares of Beneficial Interest redeemed                                    5,754
                                 Accrued expenses and other liabilities.....                                          23,227
                                                                                                                     -------

                                                                                                                      41,811
                                                                                                                     -------
NET ASSETS..................................................................                                     $18,310,093
                                                                                                                     =======
REPRESENTED BY:                  Paid-in capital............................                                     $17,120,291
                                 Accumulated net realized gain (loss) on investments                                  49,200
                                 Accumulated gross unrealized appreciation on investments                          1,140,602
                                                                                                                     -------
NET ASSETS..................................................................                                     $18,310,093
                                                                                                                     =======

                                                    NET ASSET VALUE PER SHARE
                                                ----------------------------------


                                                                                    Class A          Class B         Class C
                                                                                    -------          -------         -------
Net Assets..................................................                     $8,090,323      $10,218,695          $1,075
Shares Outstanding..........................................                        597,902          754,985          79.361
NET ASSET VALUE PER SHARE...................................                         $13.53           $13.53          $13.54
                                                                                       ====             ====            ====


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                        YEAR ENDED JULY 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                      $1,088,519
EXPENSES:                        Management fee-Note 3(a)...................                    $   103,453
                                 Distribution fees-Note 3(b)................                         53,335
                                 Shareholder servicing costs-Note 3(c)......                         47,647
                                 Registration fees..........................                         47,063
                                 Auditing fees..............................                         18,513
                                 Legal fees.................................                         10,816
                                 Prospectus and shareholders' reports.......                          8,845
                                 Trustees' fees and expenses-Note 3(d)......                          5,993
                                 Custodian fees.............................                          2,837
                                 Loan commitment fees-Note 2................                            157
                                 Miscellaneous..............................                         16,030
                                                                                                     ------
                                       Total Expenses.......................                        314,689
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                        (26,374)
                                                                                                     ------
                                       Net Expenses.........................                                         288,315
                                                                                                                      ------
INVESTMENT INCOME-NET.......................................................                                         800,204
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $     49,319
                                 Net unrealized appreciation (depreciation) on investments          683,061
                                                                                                     ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         732,380
                                                                                                                      ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                      $1,532,584
                                                                                                                      ======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Year Ended         Year Ended
                                                                                         July 31, 1997      July 31, 1996
                                                                                           --------           -------
OPERATIONS:
    Investment income-net..................................................           $     800,204     $     877,544
    Net realized gain (loss) on investments................................                  49,319           107,880
    Net unrealized appreciation (depreciation) on investments..............                 683,061            21,056
                                                                                           --------           -------
          Net Increase (Decrease) in Net Assets Resulting from Operations..               1,532,584         1,006,480
                                                                                           --------           -------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net:
      Class A shares.......................................................                (369,967)         (418,559)
      Class B shares.......................................................                (430,199)         (458,960)
      Class C shares.......................................................                     (38)              (25)
    Net realized gain on investments:
      Class A shares.......................................................                 (38,568)          (20,944)
      Class B shares.......................................................                 (53,235)          (25,745)
      Class C shares.......................................................                      (5)               (2)
                                                                                           --------           -------
          Total Dividends..................................................                (892,012)         (924,235)
                                                                                           --------           -------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.......................................................                 607,447         1,931,728
      Class B shares.......................................................               1,347,382         1,825,900
      Class C shares.......................................................                    -                1,000
    Dividends reinvested:
      Class A shares.......................................................                 257,949           267,130
      Class B shares.......................................................                 330,335           311,548
      Class C shares.......................................................                      43                28
    Cost of shares redeemed:
      Class A shares.......................................................              (1,471,651)       (2,111,785)
      Class B shares.......................................................              (2,672,018)       (1,048,828)
                                                                                           --------           -------
          Increase (Decrease) in Net Assets from Beneficial Interest Transactions        (1,600,513)        1,176,721
                                                                                           --------           -------
            Total Increase (Decrease) in Net Assets........................                (959,941)        1,258,966
NET ASSETS:
    Beginning of Period....................................................              19,270,034        18,011,068
                                                                                           --------           -------
    End of Period..........................................................             $18,310,093       $19,270,034
                                                                                           ========           =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                                    Shares
                                                                                       ----------------------------------
                                                                                          Year Ended        Year Ended
                                                                                        July 31, 1997     July 31, 1996
                                                                                         ----------        ----------
CAPITAL SHARE TRANSACTIONS:
    Class A
    -----
    Shares sold............................................................                  46,183           147,108
    Shares issued for dividends reinvested.................................                  19,586            20,186
    Shares redeemed........................................................                (111,584)         (159,424)
                                                                                              -----             -----
                                 Net Increase (Decrease) in Shares Outstanding              (45,815)            7,870
                                                                                              =====             =====
    Class B
    -----
    Shares sold............................................................                 102,444           138,665
    Shares issued for dividends reinvested.................................                  25,069            23,538
    Shares redeemed........................................................                (203,605)          (79,501)
                                                                                              -----             -----
                                 Net Increase (Decrease) in Shares Outstanding             (76,092)            82,702
                                                                                              =====             =====
    Class C*
    -----
    Shares sold............................................................                      --                74
    Shares issued for dividends reinvested.................................                       3                 2
                                                                                              -----             -----
                                 Net Increase (Decrease) in Shares Outstanding                    3                76
                                                                                              =====             =====
    *From December 4, 1995 (commencement of initial offering) to July 31,
    1996.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS

          Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                         Class A Shares
                                                                         --------------------------------------------------
                                                                                      Year Ended July 31,
                                                                         --------------------------------------------------
PER SHARE DATA:                                                            1997         1996         1995        1994(1)
                                                                           ----         ----         ----        ----
    Net asset value, beginning of period...................              $13.06       $13.01       $12.94      $12.50
                                                                           ----         ----         ----        ----
    Investment Operations:
    Investment income-net..................................                 .60          .63          .77         .18
    Net realized and unrealized gain (loss)
      on investments.......................................                 .53          .08          .07         .44
                                                                           ----         ----         ----        ----
    Total from Investment Operations.......................                1.13          .71          .84         .62
                                                                           ----         ----         ----        ----
    Distributions:
    Dividends from investment income-net...................                (.60)        (.63)        (.77)       (.18)
    Dividends from net realized gain on investments........                (.06)        (.03)           -           -
                                                                           ----         ----         ----        ----
    Total Distributions....................................                (.66)        (.66)        (.77)       (.18)
                                                                           ----         ----         ----        ----
    Net asset value, end of period.........................              $13.53       $13.06       $13.01      $12.94
                                                                           ====         ====         ====        ====
TOTAL INVESTMENT RETURN (2)................................                8.91%        5.56%        6.86%       4.99%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................                1.24%        1.17%         .08%          -
    Ratio of net investment income
      to average net assets................................                4.54%        4.80%        6.02%       5.44%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager...................                 .14%         .13%        1.25%       2.50%(4)
    Portfolio Turnover Rate................................               44.50%       29.73%        9.17%          -
    Net Assets, end of period (000's Omitted)..............              $8,090       $8,409       $8,272      $2,525
    (1)  From May 4, 1994 (commencement of operations) to July 31, 1994.
    (2)  Exclusive of sales load.
    (3)  Not annualized.
    (4)  Annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

          Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                         Class B Shares
                                                                         --------------------------------------------
                                                                                      Year Ended July 31,
                                                                         --------------------------------------------
PER SHARE DATA:                                                            1997         1996         1995        1994(1)
                                                                           ----         ----         ----        ----
    Net asset value, beginning of period...................              $13.07       $13.01       $12.95      $12.50
                                                                           ----         ----         ----        ----
    Investment Operations:
    Investment income-net..................................                 .53          .57          .71         .16
    Net realized and unrealized gain (loss)
      on investments.......................................                 .52          .09          .06         .45
                                                                           ----         ----         ----        ----
    Total from Investment Operations.......................                1.05          .66          .77         .61
                                                                           ----         ----         ----        ----
    Distributions:
    Dividends from investment income-net...................                (.53)        (.57)        (.71)       (.16)
    Dividends from net realized gain on investments........                (.06)        (.03)           -           -
                                                                           ----         ----         ----        ----
    Total Distributions....................................                (.59)        (.60)        (.71)       (.16)
                                                                           ----         ----         ----        ----
    Net asset value, end of period.........................              $13.53       $13.07       $13.01      $12.95
                                                                           ====         ====         ====        ====
TOTAL INVESTMENT RETURN (2)................................                8.28%        5.09%        6.24%       4.94%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................                1.75%        1.68%         .59%        .50%(4)
    Ratio of net investment income
      to average net assets................................                4.03%        4.28%        5.51%       4.90%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager...................                 .14%         .13%        1.27%       2.50%(4)
    Portfolio Turnover Rate................................               44.50%       29.73%        9.17%          -
    Net Assets, end of period (000's Omitted)..............             $10,219      $10,860       $9,739      $3,343
    (1)  From May 4, 1994 (commencement of operations) to July 31, 1994.
    (2)  Exclusive of sales load.
    (3)  Not annualized.
    (4)  Annualized.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS (CONTINUED)

          Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                   Class C Shares
                                                                                            ------------------------------
                                                                                                Year Ended July 31,
                                                                                            ------------------------------
PER SHARE DATA:                                                                                 1997            1996(1)
                                                                                                ----            ----
    Net asset value, beginning of period....................................                  $13.07          $13.53
                                                                                                ----            ----
    Investment Operations:
    Investment income-net...................................................                     .50             .34
    Net realized and unrealized gain (loss)
      on investments........................................................                     .53            (.43)
                                                                                                ----            ----
    Total from Investment Operations........................................                    1.03            (.09)
                                                                                                ----            ----
    Distributions:
    Dividends from investment income-net....................................                    (.50)           (.34)
    Dividends from net realized gain on investments.........................                    (.06)           (.03)
                                                                                                ----            ----
    Total Distributions.....................................................                    (.56)           (.37)
                                                                                                ----            ----
    Net asset value, end of period..........................................                  $13.54          $13.07
                                                                                                ====            ====
TOTAL INVESTMENT RETURN (2).................................................                    8.07%           (.94%)(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................                    2.00%           2.08%(3)
    Ratio of net investment income
      to average net assets.................................................                    3.70%           3.84%(3)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager....................................                     .11%           1.17%(3)
    Portfolio Turnover Rate.................................................                   44.50%          29.73%
    Net Assets, end of period (000's Omitted)...............................                      $1              $1
    (1)  From December 4, 1995 (commencement of initial offering) to July 31, 1996.
    (2)  Exclusive of sales load.
    (3)  Annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

          Dreyfus Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

          On January 8, 1997, the Fund's Trustees approved a change of the Fund's name, effective March 31, 1997, from Premier Insured Municipal Bond Fund, National Series to Dreyfus Premier Insured Municipal Bond Fund.

          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.

          The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

          (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

          (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

          (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

          (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-BANK LINE OF CREDIT:

          The Fund participates with other Dreyfus-managed funds in a $600 million redemption facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended July 31, 1997, the Fund did not borrow under the Facility.

NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

          (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from August 1, 1996 through July 31, 1997, to reduce the management fees paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 distribution plan fees, taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $26,374 during the period ended July 31, 1997.

          (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended July 31, 1997, $53,327 was charged to the Fund for the Class B shares and $8 was charged to the Fund for the Class C shares.

          (C) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 1997, $20,358, $26,663 and $3 were charged to Class A, Class B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.

          The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $9,057 during the period ended July 31, 1997.

          (D) Each trustee who is not an "affiliated person," as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4-SECURITIES TRANSACTIONS:

          The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended July 31, 1997 amounted to $7,757,535 and $9,520,672, respectively.

          At July 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS PREMIER INSURED MUNICIPAL BOND FUND

          We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Insured Municipal Bond Fund, including the statement of investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Insured Municipal Bond Fund at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]

New York, New York
September 4, 1997


DREYFUS PREMIER INSURED MUNICIPAL BOND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

          In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended July 31, 1997:

    -all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

    -the Fund hereby designates $.0016 per share as a long-term capital gain distribution of the $.0620 per share paid on December 5, 1996.

          As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.


DREYFUS PREMIER INSURED MUNICIPAL
BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                        128/376AR977
Annual Report
Dreyfus Premier
Insured Municipal
Bond Fund
July 31, 1997
Registration Mark
[Dreyfus lion/2hres logo]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
PREMIER INSURED MUNICIPAL BOND FUND CLASS A SHARES AND CLASS
B SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

               LEHMAN         PREMIER           PREMIER
              BROTHERS        INSURED           INSURED
  PERIOD     MUNICIPAL       MUNICIPAL         MUNICIPAL
                BOND         BOND FUND         BOND FUND
              INDEX *     (CLASS A SHARES)  (CLASS B SHARES)

  5/3/94          10,000             9,549            10,000
 7/31/94          10,209            10,025            10,494
 7/31/95          11,012            10,713            11,149
 7/31/96          11,739            11,308            11,717
 7/31/97          12,943            12,316            12,387


*Source: Lehman Brothers

                       DREYFUS PREMIER MUNICIPAL BOND FUND
                                     PART C

                                OTHER INFORMATION


ITEM 15.  INDEMNIFICATION.

                  The response to this item is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, filed on August 13, 1997.

ITEM 16. Exhibits - All references are to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, filed on August 13, 1997 (File No. 33-7496) (the "Registration Statement") unless otherwise noted.

          (1)(a) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on
                         July 12,  1995.

          (1)(b) Amendment to Agreement and Declaration of Trust is incorporated by reference to Exhibit (1)(b) of the Registration Statement.

          (2) Registrant's Bylaws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on June 22, 1994.

          (3)            Not Applicable.

          *(4)           Form of Agreement and Plan of Reorganization.

          (5)            Not Applicable.

          (6) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995.

          (7)(a) Distribution Agreement is incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995.

          (7)(b) Forms of Shareholder Services Plan Agreements are incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995.

          (7)(c) Forms of Distribution Plan Agreements are incorporated by reference to Exhibit (6)(c) on Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995.

          (8)            Not Applicable.

          (9)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995.

          (9)(b) Sub-Custodian Agreements are incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on June 22, 1994.

         (10) Distribution Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995.

         (11) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on July 12, 1995.

         (12) Opinion and consent of Stroock & Stroock & Lavan LLP regarding tax matters.

         (13)            Not Applicable.

         (14)            Consent of Independent Auditors.

         (15)            Not Applicable.

    **(16)               Powers of Attorney.

   ***(17)(a)            Form of Proxy.

      (17)(b)            Registrant's Prospectus dated September 1, 1997.

      (17)(c) Dreyfus Premier Insured Municipal Bond Fund's Prospectus dated December 1, 1997.
--------
   * Filed herewith as Exhibit A to the Prospectus/Proxy Statement. ** Incorporated by reference to the signature page hereto.
 ***  Filed herewith as part of the Prospectus/Proxy Statement.

 ITEM 17.         UNDERTAKINGS.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities
                  Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

               As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 27th day of February, 1998.

                                 DREYFUS PREMIER MUNICIPAL BOND FUND
                                (Registrant)

                                 By:/S/MARIE E. CONNOLLY
                                    Marie E. Connolly, President

               Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Marie E. Connolly, Richard W. Ingram, Christopher J. Kelly, Kathleen K. Morrisey, Michael S. Petrucelli and Elba Vasquez, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

               Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/S/MARIE E. CONNOLLY            President and                 February 27, 1998
Marie E. Connolly               Treasurer (Principal
                                Executive Officer)

/S/JOHN F. TOWER, III           Vice President                February 27, 1998
John F. Tower, III              Assistant Treasurer
                               (Principal Financial
                               and Accounting Officer)

/S/JOSEPH S. DIMARTINO         Chairman of the Board          February 27, 1998
Joseph S. DiMartino            of Trustees

/S/CLIFFORD J. ALEXANDER, JR.  Trustee                        February 27, 1998
Clifford J. Alexander, Jr.

/S/PEGGY C. DAVIS              Trustee                        February 27, 1998
Peggy C. Davis

/S/ERNEST KAFKA                Trustee                        February 27, 1998
Ernest Kafka

/S/SAUL B. KLAMAN              Trustee                        February 27, 1998
Saul B. Klaman

/S/NATHAN LEVENTHAL            Trustee                        February 27, 1998
Nathan Leventhal

                                INDEX OF EXHIBITS


(11)(b) Consent of Stroock & Stroock & Lavan LLP

(12) Opinion and consent of Stroock & Stroock & Lavan LLP regarding tax matters

(14)    Consent of independent auditors

(17)(b) Registrant's Prospectus dated September 1, 1997

(17)(c) Dreyfus Premier Insured Municipal Bond Fund's Prospectus dated December 1, 1997